[LOGO OF WM GROUP OF FUNDS APPEARS HERE]

                                                                          ANNUAL
                                                                          REPORT

                             [PHOTO APPEARS HERE]

                                                For the year ended June 30, 1998

                                                    the difference is experience

MESSAGE FROM THE PRESIDENT.............................................1

THE YEAR IN REVIEW FOR 1998............................................2

INDIVIDUAL FUND REVIEWS................................................5

PORTFOLIOS OF INVESTMENTS.............................................32

STATEMENTS OF ASSETS AND LIABILITIES..................................52

STATEMENTS OF OPERATIONS..............................................56

STATEMENTS OF CHANGES IN NET ASSETS...................................58

STATEMENTS OF CHANGES IN NET ASSETS -
  CAPITAL STOCK ACTIVITY..............................................62

FINANCIAL HIGHLIGHTS..................................................66

NOTES TO FINANCIAL STATEMENTS.........................................89

REPORT OF INDEPENDENT ACCOUNTANTS....................................100

TAX INFORMATION (UNAUDITED)..........................................101

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)..........................102

DEAR SHAREHOLDER:

[PICTURE APPEARS HERE]

We are pleased to provide your WM Group of Funds' annual report for the period ended June 30, 1998. The tradition at WM Group of Funds began in 1939 with the creation of the BOND & STOCK FUND, one of the first 50 mutual funds in the country. For nearly 60 years the organization has built a reputation in the mutual fund industry for performance, integrity and commitment to client services. Today, we manage approximately $5 billion in assets and serve almost 210,000 shareholder accounts.

The equity market continued to set record highs during the past 12 months, with the Dow Jones Industrial Average breaking through the 9000 mark. As share prices have risen on Wall Street, so has investors' interest in -- and reliance on -- stocks and stock mutual funds as the building blocks for retirement portfolios and other investment strategies.

If you've been invested in equity funds during the last several years, you've likely noticed some impressive gains in your portfolio. During the three years ended June 30, 1998, the stock market posted an average annual return of over 30%, as measured by Standard & Poor's Composite Index (S&P 500). This is far above the longer-term average of 11% a year--so it may be time to review your investment strategy and your overall portfolio allocation.*

As part of a diversified portfolio, stocks play an important role in long-term investing. Historically, they have offered investors the opportunity to earn returns significantly higher than the rate of inflation. Yet you should be careful about being overly optimistic in your expectations, and also remember that ups and downs are a normal part of the market cycle.

Because market turbulence is part of investing in equities, I encourage you to look at the returns of any investment relative to its potential volatility. Although stocks have historically provided higher average annual returns than other investment classes, they also carry greater risk of volatility. One way to help reduce volatility in your portfolio while still pursuing opportunities for growth is to allocate your investments among several appropriate asset classes. For example, during the 20-year period ended June 30, 1998 stocks returned 17.42% annually on average, compared with 10.94% for long-term bonds. Allocating 70% of a portfolio to stocks and 30% to bonds during that period would have resulted in a slightly lower average annual return of 15.69% per year, but with a 20% reduction in volatility relative to an all-stock portfolio.*

The same theory also holds true for investors who seek income. Allocating a small percentage of the portfolio to stocks can actually help reduce overall volatility. That's because bond prices often react differently to changes in the economy than do stocks. This is also true on a global perspective, where economies and markets are less correlated and a portion of assets invested internationally can lower overall portfolio risk, in addition to providing the potential for higher returns.

With the complexities of today's global markets, building an appropriately diversified portfolio is increasingly difficult. WM Group of Funds offers investors a broad range of professionally-managed diversification solutions, including our family of 18 mutual funds (9 of which are presented in this report) and 5 STRATEGIC ASSET MANAGEMENT PORTFOLIOS, which use active asset allocation designed to meet specific investment objectives and help investors manage risk.

Together with the WM STRATEGIC ASSET MANAGER, A TAX-DEFERRED VARIABLE ANNUITY, the WM Funds offer you a diversity of asset classes and investment vehicles through which you can pursue your financial goals. We suggest meeting with your Investment Representative to discuss your overall investment strategy. Thank you for your continued confidence in us.

Sincerely,



William G. Papesh
President

--------------------------------------------------------------------------------
* Source: Ibbotson Associates. Stocks are represented by Standard & Poor's Composite Index of 500 Stocks, an unmanaged index of common stocks generally representative of the U.S. stock market. Long-term bonds are represented by the Lehman Brothers Long Term Government Corporate Bond Index. Volatility is measured by standard deviation. Individuals cannot invest directly in any index. Past performance is no guarantee of future results.

THE YEAR IN REVIEW AND OUR OUTLOOK FOR 1998-1999

STRONG FUNDAMENTALS CONTINUE TO DRIVE FINANCIAL MARKETS

The bull market continued its strength during the 12 months ended June 30, 1998, with stocks rising over 30%. Among the strongest performers were large-cap growth stocks, while mid-caps followed, and small-caps rounded out domestic equity results.

Underlying this strength are sound fundamentals in the economic picture. A low-inflation environment is generally good for financial markets, and inflation has been very benign. That, in turn, has helped keep interest rates in check despite a growing economy.

Interest rates dropped throughout the period. The yield on the benchmark 30-year Treasury bond hovered around 6% for much of the period, hitting a record low in June.

CONSUMERS SPUR GROWTH

Paradoxically, personal incomes have risen even though companies' labor costs have shown only small increases. Real (after inflation) personal income rose 2.9% in 1997 and is expected to rise about 3.9% in 1998. One way that companies have managed to control costs without sacrificing wage increases is through more efficient use of technology. U.S. businesses have continued to post significant gains in productivity, helping them remain cost competitive even in a tight labor market.

                          Dow Jones Industrial Average
                            12 months ended 6-30-98
                             [GRAPH APPEARS HERE]

30-YEAR TREASURY YIELDS             DJIA

27-Jun-97                             7687
25-Jul-97                             8113
29-Aug-97                             7622
26-Sep-97                             7922
24-Oct-97                             7715
28-Nov-97                             7823
26-Dec-97                             7679
23-Jan-98                             7700
27-Feb-98                             8545
27-Mar-98                             8796
24-Apr-98                             9064

Source: The Wall Street Journal
Note: The Dow Jones Industrial Average is an unmanaged index of 30 stocks and is sometimes used to measure the overall U.S. equity market. Individuals cannot invest directly in an index.

The increase in personal incomes has contributed to a boost in consumer spending, helping to sustain economic growth in the 3% to 4% range. During the first quarter of 1998, gross domestic product (GDP) rose at an annual rate of 5.5%, largely driven by consumer rather than business or government spending. Although GDP growth slowed in the second quarter, prospects for the second half of 1998 are strong.

Government spending has actually been declining, which is another bright spot for the economy. The current fiscal year, ending September 30, is likely to see a budget surplus for the first time in nearly 30 years.

POTENTIAL TROUBLE SPOTS FOLLOW WEAKNESS IN ASIA

Nevertheless, there are several possible spots in the economy which could have a negative impact on the markets, and which investors will want to watch closely.

One factor is that short-term interest rates remain unusually high when compared with inflation. The Federal Reserve, which influences short-term rates, has maintained a steady policy during the last year even as inflation has fallen. As a result, rates on three-month Treasuries have remained at about 5%, while inflation is only 1.7% (as measured by CPI).

In administering interest-rate policy, members of the Federal Reserve Board's ("Fed") Open Market Committee look to potential future inflation -- so the current stance may indicate that they believe the strength of the economy could trigger higher inflation in coming months. In a recent address, Fed Chairman Alan Greenspan indicated that they may have to notch interest rates upward given the prospects for growth in the second half of 1998.

Another area of potential concern is the rising trade deficit, due largely to a slowdown in exports to Asian markets. Remember Asia's bout of severe market volatility and the financial crisis it sparked late last year? Many newly-industrialized Asian markets remain in turmoil while Japan, the second-largest export market for the U.S., remains in an economic slump.

The impact of the Asian crisis on American companies, particularly those in the technology sector, is more favorable for companies that import goods from Asia than those who export there. Dell Computer, for example, reported that lower-cost Asian components have allowed them to reduce prices and spur sales. Digital Equipment, on the other hand, said that it lost substantial business when Asian orders were canceled as yield on the 30-year treasury bond
                            12 months ended 6-30-98
                             [GRAPH APPEARS HERE]


30-YEAR         TREASURY YIELD
27-Jun-97            6.74%
25-Jul-97            6.45%
29-Aug-97            6.61%
26-Sep-97            6.37%
24-Oct-97            6.27%
28-Nov-97            6.05%
26-Dec-97            5.90%
23-Jan-98            5.97%
27-Feb-98            5.92%
27-Mar-98            5.96%
24-Apr-98            5.95%
22-May-98            5.90%
26-Jun-98            5.63%


Source: The Wall Street Journal
Note: Represents yield on the 30-year Treasury Bond which is sometimes used to characterize the overall bond market.

a result of the sharp slowdown in economic activity there. Overall, the degree of impact of the Asian crisis on the domestic economy and corporate profits remains unclear.

THE YEAR 2000 PROBLEM

At the stroke of midnight on New Year's Eve, 1999, some computer systems could become seriously confused. They may miscalculate critical data, delete vital files, or simply not turn on, all because the computer's internal calendars and clocks may not recognize the year 2000.

This computer system problem, that has come to be popularly known as the Year 2000 Problem, The Millennium Bug -- or simply Y2K -- grows out of the habit of abbreviating years to their last two digits. Now, many systems may not be able to decide correctly when a year 00 should be interpreted as 1900, and when it should be seen as 2000.

Aside from being an enormous inconvenience, the Y2K problem could have significant market repercussions for individual stocks as well as the overall markets. Services of companies which have already prepared for the millennium, or which have capabilities to assist other companies in preventing future problems, are in line to receive the lion's share of government and corporate capital spending on technology. The Clinton Administration has budgeted $3.9 billion in fiscal 1999 to upgrade the federal government's computers. Worldwide, a survey by Giga Information Group estimated that companies will spend $300 billion to fix systems with Y2k problems.

INTERNATIONAL INVESTMENTS POST GAINS

On the international front, many investors in developed international markets saw significant gains over the last 12 months. Stocks in Europe outpaced the gains seen in the high-flying domestic markets. Countries in Asia and the Pacific region showed very poor overall results throughout the past year. As a whole, measured by the Morgan Stanley Capital International World Index, global equities advanced over 17%. This was concentrated in the more developed countries as emerging international markets were down for the year.

Looking ahead, the outlook for international investment remains favorable. The Organization for Economic Cooperation and Development predicts that Western Europe's GDP will match that of the United States' for 1998, forecast at 2.7% growth. A major longer-term factor is the planned introduction of a single currency -- the Euro -- in 1999. As of June 1998, 11 European countries have indicated they will adopt the Euro as their common currency.

A DIVERSITY OF OPPORTUNITIES

Today's economic and market environment offers diverse opportunities in domestic stock and fixed-income investments as well as investments in foreign markets. This was clearly evident during the period as the economic crisis in Asia caused investors to pour money out of investments and currencies of the region. In addition, a close look at domestic markets uncovers a huge disparity in results relative to market capitalization. Over the period, large-cap stocks appreciated twice as much as small-caps. Volatility has increased in all markets, and the need for professional, active money


                             [GRAPH APPREARS HERE]
                         PERFORMANCE AROUND THE GLOBE
                            12 MONTHS ENDED 6-30-98


                  EUROPE   NORTH AMERICA   NORDIC   PACIFIC   FAR EAST   WORLD

12 MONTHS ENDED
   6-30-98         37.46%          29.58%   31.08%   -34.46%    -35.97%  17.46%


Source: Ibbotson Associates. Each region is represented by the corresponding MSCI Index in U.S. Dollars. There are additional risks associated with international investing, including currency fluctuations.

management is greater than ever. Because of these factors, we at the WM Group of Funds, stress diversification and the benefits provided by asset allocation.

Different markets and asset classes respond differently to ever-changing economic factors. When one market is up, another may be down. Therefore, investing in a properly-allocated portfolio will help to avoid some of the risks of a single asset class.

Diversification works to manage risk. The example below demonstrates the positive tradeoff between risk and reward achieved through diversification. Over the past 20 years, THE DIVERSIFIED PORTFOLIO GENERATED NEARLY 80% OF THE RETURN WITH MORE THAN 40% LESS RISK. This concept is especially important in today's marketplace. Many of your portfolios will have a larger concentration in stocks than you originally planned. The rebalancing of assets is another way to reduce your portfolio's risk exposure.


                             [GRAPH APPEARS HERE]
                              ASSET CLASS RESULTS
                            12 MONTHS ENDED 6-30-98

                        T-BILLS    GOVERNMENT    MORTGAGES    CORPORATE    LARGE-COMPANY    SMALL-COMPANY    INTERNATIONAL
                        (90-DAY)     BONDS                      BONDS          STOCKS           STOCKS           STOCKS
12 MONTHS ENDED
    6-30-98                 5.29%       11.26%        8.92%       11.09%           30.21%           16.50%            6.38%


Source: Ibbotson Associates. T-bills represent 90-day U.S. Treasury bills; Government bonds are represented by the Lehman Brothers Government Bond Index; mortgage-backed bonds are represented by Lehman Brothers Mortgage-Backed Bond Index; corporate bonds are represented by Lehman Brothers Corporate Bond Index; large-company stocks are represented by S&P 500 Composite Index; small-company stocks are represented by the Russell 2000 Index; and international stocks are represented by MSCI EAFE Index. Indices represent unmanaged performance. T-bills are generally considered the safest securities because they are short-term and offer a fixed yield at maturity, which is guaranteed by the U.S. Government. Government bonds are riskier than T-bills because of the longer maturities. An investor would typically purchase stocks for long-term growth of capital. However, stocks are often subject to significant price fluctuations and therefore an investor may have a gain or loss in principal when the shares are sold. This chart is not intended to represent the performance of any mutual fund.

                        The WM Group of Funds offers a
  diverse array of professionally managed investments including mutual funds, annuities, and other professionally allocated investments through the Strategic
 Asset Management Portfolios. The WM Group of Funds provides all the tools to take advantage of the benefits of asset allocation. For more information about how your portfolio can be positioned to potentially benefit from multiple market opportunities, speak to your Investment Representative.


 a diversified, rebalanced portfolio generated 80% of the return with over 40%
                                   less risk

                           [PIE CHARTS APPEAR HERE]
             A DIVERSIFIED, REBALANCED PORTFOLIO GENERATED 80% OF
                      THE RETURN WITH OVER 40% LESS RISK

                                           DIVERSIFIED
      100% STOCKS                     REBALANCED PORTFOLIO
      -----------                     --------------------
AVERAGE ANNUAL RETURN 17.42%          AVERAGE ANNUAL RETURN 13.72%
RISK                  17.13%          RISK                   9.98%
                                          1)LARGE-COMPANY STOCKS 20%
                                          2)SMALL-COMPANY STOCKS 20%
                                          3)T-BILLS              20%
                                          4)INTERNATIONAL STOCKS 20%
                                          5)GOV/CORP BONDS       20%


Source: Ibbotson Associates July 1978-June 1998. Returns are geometric means. Risk is measured by the standard deviation of investment returns. Standard deviation is a measurement of volatility relative to the average return. A lower standard deviation means less volatility or investment risk. Past performance is not a guarantee of future results.

INDIVIDUAL FUND
            REVIEWS


                             to our shareholders:
 We are pleased to provide you with an overview of the following Funds in the
                       WM Group of Funds family for the
                     12-month period ended June 30, 1998.
To help you better understand the professional investment management available to you as a WM Group of Funds' shareholder, we have also included biographies of the investment professionals managing the following funds:
                             California Money Fund
                           Target Maturity 2002 Fund
                       Short Term High Quality Bond Fund
                           California Municipal Fund
                        California Insured Intermediate
                                Municipal Fund
                        Florida Insured Municipal Fund
                                  Growth Fund
                             Emerging Growth Fund
                           International Growth Fund
                          Strategic Growth Portfolio
                         Conservative Growth Portfolio
                              Balanced Portfolio
                           Flexible Income Portfolio
                               Income Portfolio


WM Advisors, Inc. is the investment advisor to the WM Group of Funds, and has general oversight responsibility for the advisory services provided to the Funds. These services include formulating the Funds' investment policies, analyzing economic trends that affect the Funds, and directing and evaluating the investment services provided by the Sub-Advisors and the individual Portfolio Managers of each Fund. WM Advisors supervises the Portfolio Managers in their day-to-day management of the Funds in the WM Group of Funds family to ensure that the policies are met and guidelines are followed, and to determine appropriate investment performance measures.

UNDERSTANDING THE ENCLOSED CHARTS AND PERFORMANCE FIGURES

In order to help you understand the WM Funds' investment performance, we have included the following discussions along with graphs that compare the Funds' performance with certain market indices. Descriptions of these indices are provided next to the individual graphs on the following pages.

Generally, an index represents the market value of an unmanaged group of securities, regarded by investors as representative of a particular market. An index does not reflect any asset-based charges for investment management or other expenses. Total return is used to measure a Fund's performance and reflects both changes in the price of the Fund's shares as well as any income dividend and/or capital gain distributions made by the Fund during the period. Past performance is not a guarantee of future results.

A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

The 30-day SEC yield is computed by dividing net investment income per share over the one-month period ended June 30, 1998, by the maximum offering price on that date, and annualizing the result.

Yield indicates the investment income per share as a percentage of the offering price, whereas total return includes both net investment income and changes in the value of the shares as a percentage of the initial investment. The 30-day SEC yield is the yield calculated pursuant to a standard formula required by the Securities and Exchange Commission ("SEC") for performance advertisement purposes, and does not imply any endorsement or recommendation by the SEC.

CALIFORNIA MONEY FUND

PORTFOLIO MANAGER:
AUDREY QUAYE
WM ADVISORS, INC.

Audrey Quaye has over five years' experience in investment management and analysis. She is a Certified Public Accountant, holds an MBA, and has been with WM Advisors, Inc. since 1996. Ms. Quaye began managing the California Money Fund on March 23,1998.

ECONOMIC CONDITIONS WHICH AFFECTED THE FUND PERFORMANCE

The Asian economic crisis, which commenced at the beginning of 1997 and reached its peak in mid to late 1997, resulted in a "flight to quality" and a strong rally in the U.S. bond market as Treasury bond yields declined. Economic data released during the 12 months ended June 30, 1998, continued to indicate strength in the U.S. economy. However, the pace of growth was moderate in some regions due to a slowdown in manufacturing and export activity. Consumer confidence remained high as income and spending continued to increase. Also, housing demand was up due to relatively low interest rates. However, the labor market remained tight, and the unemployment rate declined to a 28-year low of 4.3% during April and May of 1998.

The State of California also experienced economic growth during the period, albeit at a slower pace. Housing sales and construction activity during the period were both strong. However, manufactur-ing activity was tempered by a reduction in exports to Asia.

                            [PICTURE APPEARS HERE]

--------------------------------------------------------------------------------
7-Day Simple Yield*                          A Shares                   B Shares
--------------------------------------------------------------------------------

California Money Fund                        2.51%                      1.76%

* The Funds' Advisor, Distributor, and Transfer Agent waived or reimbursed a portion of the expenses. Without the waivers and reimbursements, the seven-day simple yield would have been lower. Class B shares are available only by exchanging the B shares from other WM Group funds and are intended as temporary investments. The alternative minimum tax, as well as state and local taxes, may apply to income distributed by the WM California Money Fund

All yield information represents past performance, which cannot guarantee future results. Principal is not guaranteed or insured by the U.S. Government, and yields will fluctuate depending on market conditions. There is no assurance that the portfolios will maintain the $1.00 per share net asset value ("NAV").

Due to a lack of inflationary pressures, the Federal Reserve left its target Fed funds rate (the rate at which banks borrow from one another) unchanged at 5.50% during its May and June 1998 meetings. The benchmark 90-day U.S. Treasury bill yield declined from 5.48% in December 1997, to 4.98% on June 1, 1998, and then rose to 5.08% on June 30, 1998. Average tax-free daily money market yields also declined from 3.55%, in January 1998, to 1.75% in February 1998, and then rose to 4% on June 30, 1998.

ECONOMIC AND INTEREST RATE OUTLOOK

We expect inflation to remain tame and anticipate a gradual slowdown in the U.S economy as exports to Asia continue to decline and domestic price levels decrease due to cheaper imports from Asia. We also expect the slowdown in the economy to reduce the risk of inflation, resulting in a continued decline in interest rates. Conversely, there is still a risk of pressures on both prices and rates, if the effect of the Asian economic crisis is not as strong as projected. Nevertheless, we do not anticipate a Fed rate action in the near future.

Despite the growth in revenues resulting from California's economic expansion, the State government continues to be plagued by a General Fund deficit that accumulated during the early 1990s. In addition, the fiscal flexibility of the State and its municipa-ities are hampered by various ballot initiatives. Nevertheless, we continue to view the State's outlook as stable.

PORTFOLIO STRATEGY

Effective March 23, 1998, WM Advisors, Inc. assumed management of the California Money Fund. The WM California Money Fund's net assets at June 30, 1998, totaled $37.47 million. As part of our overall strategy, we reduced the Fund's exposure to securities subject to the alternative minimum tax. We also extended the Fund's weighted average maturity to reduce its exposure to the more volatile daily variable rate securities.

PORTFOLIO'S PERFORMANCE

As of June 30, 1998, the seven-day simple yield for Class A shares of the WM California Money Fund was 2.51%, or 2.54% on a compounded annual basis. The Fund had a weighted average maturity of 52 days* as of June 30, 1998.

TARGET MATURITY 2002 FUND

PORTFOLIO MANAGER:
GARY POKRZYWINSKI
WM ADVISORS, INC.

The day-to-day management of the Target Maturity 2002 Fund's portfolio is the responsibility of a fixed-income team headed by Senior Portfolio Manager Gary Pokrzywinski, who has over 12 years of asset management experience and has been with WM Advisors, Inc. for more than 5 years. Mr. Pokrzywinski is a Chartered Financial Analyst and holds a Business Degree from the University of Wisconsin. Mr. Pokrzywinski began managing the Target Maturity 2002 Fund on March 23, 1998.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE LAST SIX MONTHS?

The Fund's investment objective is to hold 90% of its assets in zero-coupon Treasury Notes with a November 2002 maturity. Therefore, its net asset value
(NAV) has increased due to the net decrease in Treasury rates during the entire period. The yield on the 30-year U.S. Treasury Bond hit an all-time low on June 15, 1998. The price of the Fund is sensitive to interest rate changes, so as rates have dropped, the Fund has performed well.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS THAT HAVE HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

Consistent with the Fund's investment objective, the Fund has consistently held 90% of its assets in November 2002 zero-coupon Treasury STRIPs. As of March 1998, WM Advisors, Inc. took over management of the Fund with no significant changes in management style.

WHAT IS OUR INTERMEDIATE AND LONG-TERM OUTLOOK FOR THE FUND?

Given the objective of the Fund to remain invested in Treasury STRIPs maturing at its termination date, the Fund's NAV will move inversely to interest rates.

Over time, as its termination date approaches, the duration of the Fund will shorten, lessening the impact of changes in interest rates on the NAV.

When the termination date is reached, the November 2002 Treasury STRIP will mature.

WHAT IS OUR OVERALL ECONOMIC OUTLOOK FOR THE NEXT 12 MONTHS?

Over the next 12 months we expect the economy to exhibit moderate growth. The effects of the fallout in Asia should help keep growth and inflation under control. Global price competition and the higher levels of imports into the United States should support this scenario. Overall, there continues to be worldwide structural forces at work (fiscal austerity, demographics, excess capacity) which should keep inflation under control for the next 3 to 5 years. Unexpected economic impacts stemming from Asia and Russia remain wildcards for overall global growth.


                growth of a $10,000 investment (class A shares)
                             [GRAPH APPEARS HERE]

                        NAV     Offer   LB Gen Govt Index*
                        $10,000 $ 9,800
Mar-95          -0.10%  $ 9,990 $ 9,790         $10,000
Jun-95           0.84%  $10,780 $10,564  0.77%  $10,620
Aug-95           1.59%  $10,840 $10,623  1.17%  $10,705
Oct-95           1.82%  $11,160 $10,937  1.52%  $10,972
Dec-95           1.58%  $11,570 $11,339  1.42%  $11,301
Feb-96          -2.84%  $11,311 $11,085 -2.04%  $11,138
Apr-96          -1.40%  $10,990 $10,770 -0.64%  $10,975
Jun-96           1.52%  $11,094 $10,872  1.29%  $11,098
Aug-96          -0.56%  $11,042 $10,821 -0.22%  $11,101
Oct-96           2.75%  $11,580 $11,349  2.20%  $11,534
Dec-96          -1.58%  $11,621 $11,389 -1.02%  $11,615
Feb-97          -0.10%  $11,631 $11,399  0.14%  $11,644
Apr-97           1.65%  $11,632 $11,399  1.44%  $11,686
Jun-97           1.14%  $11,865 $11,628  1.12%  $11,920
Aug-97          -1.36%  $12,065 $11,824 -0.99%  $12,137
Oct-97           1.63%  $12,442 $12,193  1.73%  $12,532
Dec-97           1.12%  $12,582 $12,330  1.05%  $12,728
Feb-98          -0.47%  $12,738 $12,483 -0.27%  $12,884
Apr-98           0.56%  $12,834 $12,577  0.45%  $12,978
Jun-98           0.84%  $13,025 $12,765  1.14%  $13,262



1 Index total returns were calculated from 3/31/95 to 6/30/98. The Lehman
  Brothers U.S. General Government Index represents all U.S. Government agency and Treasury securities. The Index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

  During the period noted, the Advisor waived a portion of its fees, the Advisor absorbed other expenses, and credits were allowed by the Custodian. In the absence of the waivers and absorption of other expenses, or credits, yield and total return would have been lower.

  Total Returns as of 6/30/98                            6 Month   1 Year   Since Inception*
                                                                            (March 20, 1995)
  Class A Shares
   Fund (not adjusted for sales charge)                  3.53%      9.78%        8.39%
   Fund (adjusted for the maximum 2% sales charge)       1.50%      7.56%        7.74%
   Lehman Brothers U.S. Government Index/1/              4.19%     11.26%        9.07%

*Annualized

SHORT TERM HIGH QUALITY BOND FUND

PORTFOLIO MANAGER:
GARY POKRZYWINSKI
WM ADVISORS, INC.

The Short Term High Quality Bond Fund is managed by a fixed-income team led by Senior Portfolio Manager Gary Pokrzywinski, who has over 12 years of asset management experience and has been with WM Advisors, Inc. for more than 5 years. Mr. Pokrzywinski is a Chartered Financial Analyst and holds a Business Degree from the University of Wisconsin.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS?

The fixed-income market benefited from low inflation and an overall "flight to quality" stemming from the Asian economic crisis. Many investors worldwide moved assets from volatile global regions to U.S. Government securities. The yield on the 30-year Treasury dropped to a record low of 5.57% in June of 1998. Given this positive economic backdrop, the WM Short Term High Quality Bond Fund's total return for the 12 months ended June 30, 1998 was 5.91%, for Class A shares (2.38% adjusted for the maximum sales charge). Because the Fund has a short duration, it is less affected by changes in interest rates, and is less sensitive to fluctuations as long-term Funds. The Fund is managed to provide income to its shareholders and the 30-day SEC yield of the portfolio was 5.30% at the close of the period (4.73% for B shares).

                growth of a $10,000 investment (class A shares)

                             [GRAPH APPEARS HERE]


                                                                                Lehman Brothers
                                                                                Mutual Fund Short
                Fund (Class A shares;           Fund (Class A shares;           (I-5) Investment
                not adjusted for sales          adjusted for the maximum        Grade Debt
                charge)                         3.5% sales charge)              Index /1/


Inception/1/
11/01/93        $10,005                         $ 9,655                         $ 9,991

Mar 94          $ 9,947                         $ 9,599                         $ 9,831

Jun 94          $ 9,927                         $ 9,580                         $ 9,816

Sep 94          $ 9,993                         $ 9,644                         $ 9,933

Dec 94          $ 9,842                         $ 9,497                         $ 9,910

Mar 95          $10,037                         $ 9,685                         $10,339

Jun 95          $10,366                         $10,003                         $10,800

Sep 95          $10,524                         $10,156                         $10,993

Dec 95          $10,829                         $10,450                         $11,340

Mar 96          $10,815                         $10,437                         $11,331

Jun 96          $10,890                         $10,509                         $11,437

Sep 96          $11,069                         $10,682                         $11,650

Dec 96          $11,274                         $10,879                         $11,918

Mar 97          $11,349                         $10,952                         $11,956

Jun 97          $11,560                         $11,156                         $12,284

Sep 97          $11,780                         $11,368                         $12,590

Dec 97          $11,925                         $11,508                         $12,783

Mar 98          $12,084                         $11,661                         $12,995

Jun 98          $12,246                         $11,817                         $13,224


The performance of the Class B Shares and Class S Shares was different than that indicated by the lines shown above for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

1 Index total returns were calculated from 10/31/93 to 6/30/98. The Lehman
  Brothers Mutual Fund Short (1-5) Investment Grade Debt Index includes all investment-grade, corporate debt securities with maturities of one to five years, assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

  During the period noted, the Advisor waived a portion of its management fees, the Advisor absorbed other expenses, and credits were allowed by the Custodian. In the absence of the waivers and absorption of other expenses or credits, yield and total return would have been lower.

Total Returns as of 6/30/98                                                   6 Month   1 Year      Since Inception*
                                                                                                    (November 1, 1993)
Class A Shares
   Fund (not adjusted for sales charge)                                        2.68%     5.91%            4.44%
   Fund (adjusted for the maximum 3.5% sales charge)                          -0.74%     2.38%            3.65%
   Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index/1/      3.44%     7.66%            6.17%

Class B Shares                                                                6 Month   1 Year      Since Inception*
                                                                                                    (June 30, 1994)
   Fund (not adjusted for contingent deferred sales charge)                    2.30%     5.13%            4.60%
   Fund (adjusted for the maximum contingent deferred sales charge)           -1.70%     1.13%            4.39%
   Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index/1/      3.44%     7.66%            7.74%

Class S Shares
   Fund (not adjusted for contingent deferred sales charge)                    2.30%     5.13%            4.60%
   Fund (adjusted for the maximum contingent deferred sales charge)           -2.70%     0.13%            4.17%
   Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index/1/      3.44%     7.66%            7.74%

   *Annualized

[PIE CHART APPEARS HERE]

                            PORTFOLIO COMPOSITION++

                            1)AAA       64%
                            2)AA         9%
                            3)A          4%
                            4)BBB       23%


WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Interest rates dropped during the past year. The effects of this was positive for the Fund and its total return performance. However, the income stream provided the largest impact on performance. Our position in asset-backed securities also helped to boost performance as that class provided relative strength. Because of the drop in interest rates, mortgage-backed securities tended to underperform other sectors as investors were nervous about the prospects for increased prepayments. Corporate yields did not fall as much as other fixed-income sectors towards the end of the period so we took advantage of good relative prices to add to these positions.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS THAT HAVE HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

During the past 12 months, the Short Term Global Government Fund was merged into this Fund and WM Advisors took over the management of the merged Fund. Due to the merger and the inflows of assets, we used the cash to restructure the portfolio favoring corporate bonds and Treasury notes. We also decreased exposure to mortgage-backed securities which helped performance in the second quarter of 1998. Although the overall management outlook remains the same, the Fund's average maturity and duration--a measurement of price sensitivity to changes in interest rates--increased slightly in the period. We also maintained the Fund's position in asset-backed securities during the period.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

The long-term strategy of the Fund is to continue to have a diversified portfolio of high-quality securities with a yield advantage. The Fund will invest a significant percentage of its holdings in corporates, asset-backed, and mortgage-backed securities. Over a complete cycle of interest rates, mortgage securities should continue to provide a high level of income. The Fund will maintain its short-term structure to lessen price volatility relative to long-term assets. We will shift the sector allocations depending upon our outlook for interest rates and the overall business cycle.

WHAT IS OUR OVERALL ECONOMIC OUTLOOK FOR THE NEXT 12 MONTHS?

Over the next 12 months we expect the economy to exhibit moderate growth. The effects of the fallout in Asia should help keep growth and inflation under control. Global price competition and the higher levels of imports into the United States should support this scenario. Overall, there continues to be worldwide structural forces at work (fiscal austerity, demographics, excess capacity) which should keep inflation under control for the next 3-5 years. Although there will be periods of volatility, we believe the overall interest rate trend is lower. These aforementioned factors should continue to produce slow growth and keep price pressures at bay.

Note: Bond ratings provided by Standard & Poors.

++ Allocation percentages are based on total investment value of the portfolio as of 6/30/98.

CALIFORNIA MUNICIPAL FUND

PORTFOLIO MANAGER:
JOSEPH PIRARO
VAN KAMPEN INVESTMENTS

Mr. Piraro joined the company in 1992, and serves as Vice President and portfolio manager of Van Kampen Investments. He has had primary portfolio management responsibility for the California Municipal Fund since May 1992.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS?

The strength of the economy, the decision by the Federal Reserve Board not to adjust short-term interest rates, and the financial problems in Asia significantly affected the U.S. bond markets. As inflation remained benign, the bond market rallied throughout the reporting period. The yield of the 30-year Treasury bond, which moves in the opposite direction of its price, fell from 6.79% on June 30, 1997 to 5.63% a year later.

The impact of the Asian financial crisis was evident in the underperformance of the tax-exempt market relative to treasuries. As problems in Asia have continued and the U.S. Dollar has risen relative to Asian currencies, demand for treasuries has increased. This "flight to quality" drove the yield on the 30-year Treasury down to historically low levels. The Federal Government's surplus also caused a reduction in issuance of treasury securities, resulting in fewer bonds to meet this strong demand.

                growth of a $10,000 investment (class A shares)

                             [GRAPH APPEARS HERE]

Date            Fund (Class             Fund (Class             Lehman
                A Shares;               A Shares;               Brothers
                Not Adjusted            Adjusted for            Municipal
                For Sales               the Maximum             Bond
                Charge)                 4.5% Sales              Index/1/
                                            Charge)
Inception/1/
7/25/89         $10,080                 $ 9,626                 $10,000
Dec-89          $10,325                 $ 9,860                 $10,251
Jun-90          $10,598                 $10,122                 $10,537
Dec-90          $10,993                 $10,498                 $10,998
Jun-91          $11,357                 $10,846                 $11,487
Dec-91          $12,054                 $11,511                 $12,334
Jun-92          $12,556                 $11,991                 $12,841
Dec-92          $13,159                 $12,567                 $13,421
Jun-93          $14,294                 $13,651                 $14,375
Dec-93          $14,955                 $14,282                 $15,069
Jun-94          $13,982                 $13,352                 $14,400
Dec-94          $13,667                 $13,052                 $14,290
Jun-95          $15,040                 $14,363                 $15,670
Dec-95          $16,139                 $15,413                 $16,785
Jun-96          $16,003                 $15,283                 $16,710
Dec-96          $16,852                 $16,094                 $17,528
Jun-97          $17,414                 $16,631                 $18,089
Dec-97          $18,585                 $17,748                 $19,140
Jun-98          $19,023                 $18,167                 $19,654

The performance of the Class B Shares and Class S Shares was different than that indicated by the lines shown above for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

1 Index total returns were calculated from 7/31/89 to 6/30/98. The Lehman
  Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. The index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

  During the period noted, the Advisor waived a portion of its fees, absorbed other expenses, and credits were allowed by the Custodian. In the absence of the waivers and absorption of other expenses, or credits, yield and total return would have been lower.


Total Returns as of 6/30/98                                            6 Month   1 Year    5 Year*     Since Inception*
                                                                                                       (July 25, 1989)
Class A Shares
   Fund (not adjusted for sales charge)                                   2.37%    9.26%     5.89%          7.42%
   Fund (adjusted for the maximum 4.5% sales charge)                     -2.19%    4.38%     4.92%          6.87%
   Lehman Brothers Municipal Bond Index/1/                                2.69%    8.66%     6.46%          7.87%

Class B Shares                                                         6 Month   1 Year    5 Year*     Since Inception*
                                                                                                       (June 30, 1994)
   Fund (not adjusted for contingent deferred sales charge)               1.99%    8.45%     N/A            7.21%
   Fund (adjusted for the maximum contingent deferred sales charge)      -3.00%    3.45%     N/A            6.80%
   Lehman Brothers Municipal Bond Index/1/                                2.69%    8.66%     N/A            8.09%

Class S Shares
   Fund (not adjusted for contingent deferred sales charge)               1.99%    8.45%     N/A            7.21%
   Fund (adjusted for the maximum contingent deferred sales charge)      -3.00%    3.45%     N/A            6.80%
   Lehman Brothers Municipal Bond Index/1/                                2.69%    8.66%     N/A            8.09%

   *Annualized

[PIE CHART APPEARS HERE]
                            PORTFOLIO COMPOSITION++

                            1)AAA         61%
                            2)AA           8%
                            3)A            7%
                            4)BBB          6%
                            5)NOT RATED   18%


Because of supply and demand fundamentals, the municipal market did not perform as well as treasuries during the period. Historically, low interest rates have fueled refundings as well as new borrowings, resulting in a 51 percent increase in issuance year-to-date over 1997. Although these lower rates were not quite as attractive to investors seeking yield, demand did keep pace with supply. The good ratio of municipal yields to Treasuries attracted some individuals as well as cross-over buyers (institutions who typically purchase taxable securities). At the end of the reporting period, the Bond Buyer 40 Index (an index of 40 actively traded, long-term investment grade securities) had a yield of 5.22%, or 93% of long-term treasuries.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The duration (a measure of the price sensitivity to changes in interest rates) of the portfolio at the end of the period was 7.3 years, slightly shorter than our benchmark 8.3 years. As market conditions caused duration to shorten over the reporting period, we offset the market effect through the acquisition of long-term discount securities and the sale of premium bonds. While the duration of the securities in the portfolio was shorter than our target, we felt it was more beneficial to our shareholders to maintain the core positions in the portfolio than to lengthen the duration.

As of June 30, 1998, the 30-day SEC yield of the Fund's Class A shares was 4.24% or 7.74% on a tax-equivalent basis (3.69% and 6.74% for B shares).2 Yield spreads between credit ratings remain very narrow. As a result, most acquisitions focused on AAA-rated securities, which we felt had more relative value than lower-rated paper. While we continue to seek non-rated offerings to add yield to the Fund, we saw few opportunities that rewarded the investor for the additional credit risk. On June 30, 1998, over 62 percent of assets were AAA-rated, up slightly over the period. The quality sector of the market performed well during the year.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON THE FUND'S PERFORMANCE?

Health care exposure increased by almost 10 percent to 14 percent of assets. Although most of these bonds are insured, they tend to trade at a small yield advantage over other sectors. Additionally, health care continues to be the best performing sector of the revenue bond index. As a result of this increase, we decreased our exposures to the transportation, tax district, and multi-family housing sectors. We also decreased our exposure to securities that are subject to the Alternative Minimum Tax (AMT). As the yield spread between AMT and non-AMT offerings narrowed, we saw an opportunity to sell several positions at a profit and, at the same time, use some of the proceeds of these sales to invest in discount securities to extend duration.

The Fund has excellent diversification, with exposure to 15 industries. Because of the attractive yields on our current holdings, as well the good balance between sectors, we do not expect significant changes in the near future. The credit quality of the portfolio remains very high, and we will maintain that level given the demand for quality California securities and the relative attractiveness of these bonds.

WHAT IS OUR OVERALL ECONOMIC OUTLOOK FOR THE NEXT 12 MONTHS?

Despite the strong economy, inflation has remained dormant as a result of weak commodity prices and a strong Dollar. There are, however, hints that the good news on inflation could be coming to an end. The various domestic factors that might have prompted serious fears about inflation were offset by the Asian situation. Currently, the situation overseas could create a dilemma. After the decision to support the Yen, raising U.S. interest rates would be counter-productive since it would strengthen the U.S. Dollar. However, if competition from Asia does not sufficiently cool the U.S. economy, the Fed may feel compelled to raise short-term rates, which would put upward pressure on long-term rates. With its status as a shipping and import/export hub, any ripples that rock Asia are likely to be felt in California.

We will maintain our slightly bullish duration, as we expect the low interest rate environ-ment to continue in the near term, but we are not overly bullish on the market as a whole. Unless the taxable market makes a significant move, we expect municipal yields to remain within their recent trading range. The supply of municipal issues looks like it will remain strong, possibly setting an annual record for the industry. As the second largest state issuer, we expect the California market will play a big role in this surge of volume.

2 Tax-equivalent yield is based on Federal income taxes at 39.6% and California income taxes at 9.3%, and the federal deduction of state taxes paid.

  A portion of income may be subject to some State and/or local taxes, and for certain investors, may be subject to the federal alternative minimum tax
  (AMT).

Note: Bond ratings provided by Standard & Poors.

++ Allocation percentages are based on total investment value of the portfolio as of 6/30/98.

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND

PORTFOLIO MANAGER:
JOSEPH PIRARO
VAN KAMPEN INVESTMENTS

Mr. Piraro is portfolio manager of Van Kampen's California and National Insured Municipal Funds, as well as portfolio manager for the WM California Municipal and WM California Insured Intermediate Municipal Funds. He serves as Vice President at Van Kampen Investments and has been with the company since 1992.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS?

The strength of the economy, the decision by the Federal Reserve Board not to adjust short-term interest rates, and the financial problems in Asia significantly affected the U.S. bond markets. As inflation remained benign, the bond market rallied throughout the reporting period. The yield of the 30-year Treasury bond, which moves in the opposite direction of its price, fell from 6.79% on June 30, 1997 to 5.63% a year later.

The impact of the Asian financial crisis was evident in the underperformance of the tax-exempt market relative to treasuries. As problems in Asia have continued and the U.S. Dollar has risen relative to Asian currencies, demand for treasuries has increased. This "flight to quality" drove the yield on the 30-year Treasury down to historically low levels. The Federal Government's surplus also caused a reduction in issuance of treasury securities, resulting in fewer bonds to meet this strong demand.

                growth of a $10,000 investment (class A shares)

                             [GRAPH APPEARS HERE]


                Fund (Class A shares;   Fund (Class A shares;           Lehman Brothers
                not adjusted for        adjusted for the                Municipal Bond
                sales charge)           maximum 4.5% sales charge       Index/1/

Inception/1/
04/04/94        $10,000                 $ 9,550
Jun 94          $10,226                 $ 9,766                         $10,025
Sep 94          $10,333                 $ 9,868                         $10,094
Dec 94          $10,175                 $ 9,717                         $ 9,949
Mar 95          $10,911                 $10,420                         $10,653
Jun 95          $11,117                 $10,617                         $10,910
Sep 95          $11,507                 $10,989                         $11,224
Dec 95          $11,849                 $10,316                         $11,686
Mar 96          $11,775                 $11,245                         $11,546
Jun 96          $11,812                 $11,280                         $11,634
Sep 96          $12,028                 $11,487                         $11,902
Dec 96          $12,312                 $11,758                         $12,203
Mar 97          $12,291                 $11,738                         $12,175
Jun 97          $12,634                 $12,065                         $12,594
Sep 97          $12,955                 $12,372                         $12,974
Dec 97          $13,191                 $12,598                         $13,326
Mar 98          $13,277                 $12,679                         $13,479
Jun 98          $13,426                 $12,822                         $13,684


The performance of the Class B Shares and Class S Shares was different than that indicated by the lines shown above for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

1 Index total returns were calculated from 4/30/94 to 6/30/98. The Lehman
  Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. The index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

  During the period noted, the Advisor waived a portion of its fees, the Advisor absorbed other expenses, and credits were allowed by the Custodian. In the absence of the waivers and absorption of other expenses, or credits, yield and total return would have been lower.


Total Returns as of 6/30/98                                            6 Month   1 Year     Since Inception*
                                                                                             (April 4, 1994)
Class A Shares
   Fund (not adjusted for sales charge)                                   1.78%    6.26%          7.20%
   Fund (adjusted for the maximum 4.5% sales charge)                     -2.79%    1.45%          6.04%
   Lehman Brothers Municipal Bond Index/1/                                2.69%    8.66%          7.82%

Class B Shares                                                         6 Month   1 Year     Since Inception*
                                                                                            (June 30, 1994)
   Fund (not adjusted for contingent deferred sales charge)               1.40%    5.47%          6.25%
   Fund (adjusted for the maximum contingent deferred sales charge)      -3.58%    0.47%          5.83%
   Lehman Brothers Municipal Bond Index/1/                                2.69%    8.66%          8.09%

Class S Shares
   Fund (not adjusted for contingent deferred sales charge)               1.40%    5.47%          6.25%
   Fund (adjusted for the maximum contingent deferred sales charge)      -3.58%    0.47%          5.83%
   Lehman Brothers Municipal Bond Index/1/                                2.69%    8.66%          8.09%

   *Annualized

[PIE CHART APPEARS HERE]
                            PORTFOLIO COMPOSITION++

                            1)AAA         87%
                            2)A            2%
                            3)BBB          3%
                            4)NOT RATED    8%

Because of supply and demand fundamentals, the municipal market did not perform as well as treasuries during the period. Historically, low interest rates have fueled refundings as well as new borrowings, resulting in a 51 percent increase in issuance year-to-date over 1997. Although these lower rates were not quite as attractive to investors seeking yield, demand did keep pace with supply. The ratio of municipal yields to Treasuries attracted some individuals as well as cross-over buyers (institutions who typically purchase taxable securities). At the end of the reporting period, the Bond Buyer 40 Index (an index of 40 actively traded, long-term investment grade securities) had a yield of 5.22%, or 93% of long-term treasuries. As of June 30, 1998, the Fund's Class A shares had a 30-day SEC yield of 3.49%, with a tax-equivalent yield of 6.37% (2.90% and 5.29% respectively for B shares)./2/

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

California municipal issuance was up 80% in 1998 relative to the same period in 1997. Through the end of the first quarter, over 60 percent of new issue volume was insured paper. We focused on AAA-rated insured discount securi-ties for two reasons. First, the yield spread between insured and lower rated offerings continues to be very narrow. As a result, we see greater relative value in quality securi-ties, as we feel the higher yield offered on lower rated paper does not adequately reward the investor for the additional credit risk. Second, as yields decline, the duration (a measure of price sensitivity to interest rates) of the portfo-lio shortens. To offset this market effect, we invested in discount securities to maintain a neutral duration compared to our benchmark. At the end of the reporting period, the portfolio had a duration of 5.3 years, compared to the Lehman Brothers California Insured Municipal Bond Index duration of 5.8 years.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON THE FUND'S PERFORMANCE?

Our exposure to the transportation sector increased by 9% and now totals 16% of assets, due to a purchase early this year of Los Angeles County Metropolitan Transit Authority. This position is our largest exposure to a single issuer and is AAA-rated. We decreased our exposure to the general purpose, high education and multi-family housing sectors. At the end of the reporting period, 86% of assets were insured, slightly higher than the 80 percent mandated by the prospectus. Given the continued demand for quality California securities, we will maintain our high credit quality.

WHAT IS OUR OVERALL ECONOMIC OUTLOOK FOR THE NEXT 12 MONTHS?

Despite the strong economy, inflation has remained dormant as a result of weak commodity prices and a strong dollar. There are, however, hints that the good news on inflation could be coming to an end. The various domestic factors that might have prompted serious fears about inflation were offset by the Asian situation. Currently, the situation overseas could create a dilemma. After the decision to support the Yen, raising U.S. interest rates would be counter-productive since it would strengthen the U.S. Dollar. However, if competition from Asia does not sufficiently cool the U.S. economy, the Fed may feel compelled to raise short-term rates, which would put upward pressure on long-term interest rates. With its status as a shipping and import/export hub, any ripples that rock Asia are likely to be felt in California.

We will maintain our slightly bullish duration, as we expect the low interest rate environ-ment to continue in the near term, but we are not overly bullish on the market as a whole. Unless the taxable market makes a significant move, we expect municipal yields to remain within their recent trading range. The supply of municipal issues looks like it will remain strong, possibly setting an annual record for the industry. As the second largest state issuer, we expect the California market will play a big role in this surge of volume.

2 Tax-equivalent yield is based on Federal income taxes at 39.6% and California income taxes at 9.3% and the federal deduction of state taxes paid.

 A portion of income may be subject to some state and/or local taxes, and for certain investors, may be subject to the federal alternative minimum tax (AMT).
 Note: Bond ratings provided by Standard & Poors.

++ Allocation percentages are based on total investment value of the portfolio as of 6/30/98.

FLORIDA INSURED MUNICIPAL FUND

PORTFOLIO MANAGER:
THOMAS BYRON
VAN KAMPEN AMERICAN CAPITAL MANAGEMENT, INC.

Mr. Byron, Vice President of Van Kampen, has over 15 years of experience with the Company. He has been with Van Kampen since 1981 and held the position of Head Buyer and Manager, with responsibility for all tax-exempt and taxable UITs. Mr. Byron has had primary portfolio management responsibility for the WM Florida Insured Municipal Fund since
January 1997.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS?

The strength of the economy, the decision by the Federal Reserve Board not to adjust short-term interest rates, and the financial problems in Asia significantly affected the U.S. bond markets. As inflation remained benign, the bond market rallied throughout the reporting period. The yield of the 30-year Treasury bond, which moves in the opposite direction of its price, fell from 6.79% on June 30, 1997 to 5.63% a year later.

The impact of the Asian financial crisis was evident in the underperformance of the tax-exempt market relative to treasuries. As problems in Asia have continued and the U.S. Dollar has risen relative to Asian currencies, demand for treasuries has increased. This "flight to quality" drove the yield on the 30-year Treasury down to historically low levels. The Federal Government's surplus also caused a reduction in issuance of treasury securities, resulting in fewer bonds to meet this strong demand.

                growth of a $10,000 investment (class A shares)

                             [GRAPH APPEARS HERE]

Florida Insured

                   Fund (Class A       Fund (Class A
                   shares not          shares; adjusted      Lehman Brothers
                   adjusted for        for the maximum       Municipal Bond
                   sales charge)       4.5% sales charge)        Index/1/

Inception/1/
6/7/93              $10,050                $ 9,598               $10,000
Sep-93              $10,511                $10,038               $10,338
Dec-93              $10,686                $10,206               $10,483
Mar-93              $ 9,797                $ 9,356               $ 9,907
Jun-93              $ 9,899                $ 9,454               $10,017
Sep-93              $ 9,960                $ 9,512               $10,086
Dec-93              $ 9,780                $ 9,340               $ 9,941
Mar-94              $10,464                $ 9,993               $10,644
Jun-94              $10,495                $10,022               $10,901
Sep-94              $10,815                $10,329               $11,214
Dec-94              $11,498                $10,981               $11,677
Mar-95              $11,156                $10,654               $11,536
Jun-95              $11,288                $10,780               $11,624
Sep-95              $11,597                $11,076               $11,892
Dec-95              $11,891                $11,356               $12,193
Mar-96              $11,881                $11,346               $12,165


1 Index total returns were calculated from 6/30/93 to 6/30/98. The Lehman
  Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. The index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

  During the period noted, the Advisor waived a certain portion of fees and absorbed other expenses, and credits were allowed by the Custodian. In the absence of the waiver and absorption of other expenses or credits, yield and total return would have been lower.

The performance of the Class B Shares and Class S Shares was different than that indicated by the lines shown above for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

TOTAL RETURNS AS OF 6/30/98                                            6 MONTH   1 YEAR   5 YEAR*   SINCE INCEPTION*
                                                                                                     (June 7, 1993)
Class A Shares
__ Fund (not adjusted for sales charge)                                   2.31%    9.34%     5.90%              5.84%
__ Fund (adjusted for the maximum 4.5% sales charge)                     -2.31%    4.40%     4.93%              4.88%
__ Lehman Brothers Municipal Bond Index1                                  2.69%    8.66%     6.46%              6.46%

Class B Shares                                                         6 Month   1 Year   5 Year*   Since Inception*
                                                                                                    (June 30, 1994)
   Fund (not adjusted for contingent deferred sales charge)               1.93%    8.53%    N/A                 7.03%
   Fund (adjusted for the maximum contingent deferred sales charge)      -3.06%    3.53%    N/A                 6.62%
   Lehman Brothers Municipal Bond Index1                                  2.69%    8.66%    N/A                 8.09%

Class S Shares
   Fund (not adjusted for contingent deferred sales charge)               1.93%    8.53%    N/A                 7.03%
   Fund (adjusted for the maximum contingent deferred sales charge)      -3.06%    3.53%    N/A                 6.62%
   Lehman Brothers Municipal Bond Index1                                  2.69%    8.66%    N/A                 8.09%

   *Annualized

[GRAPH APPEARS HERE]
                            PORTFOLIO COMPOSITION++

                            1)AAA         82%
                            2)BBB          9%
                            3)NOT RATED    9%

Because of supply and demand fundamentals, the municipal market did not perform as well as treasuries during the period. Historically, low interest rates have fueled refundings as well as new borrowings, resulting in a 51 percent increase in issuance year-to-date over 1997. Although these lower rates were not quite as attractive to investors seeking yield, demand did keep pace with supply. The attractive ratio of municipal yields to Treasuries attracted some individuals as well as cross-over buyers (institutions who typically purchase taxable securities). At the end of the reporting period, the Bond Buyer 40 Index (an index of 40 actively traded, long-term investment grade securities) had a yield of 5.22%, or 93% of long-term treasuries.

Income remains an important part of managing the Fund; as of June 30, 1998, the Fund's Class A shares had an SEC yield of 4.03% or 7.36% on a tax-equivalent basis (3.47% and 6.33% for B shares)./2/

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The strong supply of municipal bonds benefited the portfolio as there were plenty of quality bond issues coming to market. Issuance for the state was up 34% in 1998. Of total new volume, insured issuance accounted for 79% of the state's supply through the end of the first quarter. This supply provided for a highly diversified portfolio.

At the end of the reporting period, the portfolio had a duration (a measure of the price sensitivity to changes in interest rates) of 6.9 years, compared to the Lehman Brothers Florida Municipal Bond Index duration of 7.7 years. The long duration benefited the Fund as rates fell throughout the period. While we did find some attractive offerings during the period, we maintained the core position of the Fund.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON THE FUND'S PERFORMANCE?

We increased our exposure to the water/sewer sector by 6%, and decreased holdings in the airport and retail utility industries. The portfolio has a very high credit quality, with 82% of assets AAA rated. The remaining 18% of assets were evenly split between BBB-rated and non-rated holdings to strengthen the overall yield.

WHAT IS OUR OVERALL ECONOMIC OUTLOOK FOR THE NEXT 12 MONTHS?

Despite the strong economy, inflation has remained dormant as a result of weak commodity prices and a strong U.S. Dollar. There are, how-ever, hints the good news on inflation could be coming to an end. The various domestic factors that might have prompted serious fears about inflation were offset by the Asian situation. Currently, the situation overseas could create a dilemma. After the decision to support the Yen, raising U.S. interest rates would be counter-productive since it would strengthen the U.S. Dollar. However, if competition from Asia does not sufficiently cool the U.S. economy, the Fed may feel compelled to raise short-term rates, which would put upward pressure on long-term interest rates.

We will maintain our slightly bullish duration policy, as we expect the low interest rate environment to continue in the near term, but we are not overly bullish on the market as a whole. Unless the taxable market makes a significant move, we expect municipal yields to remain within their recent trading range. The supply of municipal issues looks like it will remain strong, possibly setting an annual record for the industry. The Florida economy remains strong and vibrant, with tourism, construction and other key sectors on the rise. Our strategy going forward will be to take advantage of the new issue market, which we expect to be highly active. We believe the portfolio is positioned to provide an attractive level of tax-exempt income without undue risk.


2  Tax-equivalent yield is based on Federal income taxes at 39.6%.

   A portion of income may be subject to some state and/or local taxes, and for certain investors, may be subject to the federal alternative minimum tax
   (AMT). Note: Bond ratings provided by Standard & Poors.

++ Allocation percentages are based on total investment value of the portfolio as of 6/30/98.

GROWTH FUND

PORTFOLIO MANAGER:
WARREN LAMMERT
JANUS CAPITAL CORPORATION

Mr. Lammert is a graduate of Yale University and the London School of Economics. He first joined Janus in January 1987 and has been portfolio manager of the Growth Fund since its inception. He is a Chartered Financial Analyst.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS?

For the past 12 months, the stock market has put up very impressive numbers, with the S&P 500 Index gaining over 30%. Meanwhile, the Fund returned 35.43%.

Looking back, market performance has been quite volatile over the past year. After a broad market rally last summer, equities came under pressure by year-end amid a few disappointing announcements and the growing financial crisis in Asia. We took this opportunity, however, to expand our positions in several promising technology stocks, which have performed well for us. Domestic equities posted impressive gains in the first part of 1998 and managed to build on these results early in the second quarter. Then the market experienced renewed volatility, reflecting mounting concerns over Asia and related uncertainty surrounding corporate profits. Consequently, stocks lost ground in late May and early June. Equities proved resilient, however, and managed to end the second quarter of 1998 with a strong rally, thanks to a significant drop in long-term interest rates and a resurgent technology sector.

Portfolio returns benefited as several of our issues came alive at the end of the period, adding to strong results accumulated since the start of the year. Robust portfolio performance continues to reflect our emphasis on companies with dominant franchises and exceptional earnings growth.

                growth of a $10,000 investment (class A shares)


                             [GRAPH APPEARS HERE]

Growth       Fund (Class A   Fund (Class A         Standard &
Fund         shares; not     shares; adjusted      Poor's 500
             adjusted for    for the minimum        Composite
             sales charge)   5.5% sales charge)       Index/1/

Inception/1/
4/5/93         $10,000           $ 9,450
Jun-93         $10,720           $10,130             $10,297
Sep-93         $11,250           $10,631             $10,560
Dec-93         $11,680           $11,038             $10,805
Mar-94         $11,740           $11,094             $10,395
Jun-94         $10,730           $10,140             $10,439
Sep-94         $11,870           $11,217             $10,949
Dec-94         $11,756           $11,109             $10,947
Mar-95         $12,507           $11,819             $12,011
Jun-95         $14,199           $13,418             $13,156
Sep-95         $15,681           $14,819             $14,201
Dec-95         $16,018           $15,137             $15,056
Mar-96         $17,312           $16,360             $15,863
Jun-96         $17,812           $16,832             $16,575
Sep-96         $18,822           $17,787             $17,087
Dec-96         $18,728           $17,698             $18,510
Mar-97         $17,535           $16,570             $19,007

The performance of the Class B Shares and Class S Shares was different than that indicated by the lines shown above for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

1 Index total returns were calculated from 4/30/93 to 6/30/98. The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility, and financial companies widely regarded by investors as representative of the stock market. The index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

   During the period noted, the Advisor waived a portion of its management fees and absorbed other expenses, and credits were allowed by the Custodian. In the absence of the waivers and absorption of other expenses or credits, yield and total return would have been lower.

                     Total Returns as of 6/30/98                       6 Month   1 Year   5 Year*   Since Inception*
                                                                                                     (April 5, 1993)
Class A Shares
   Fund (not adjusted for sales charge)                                  30.09%   35.43%    20.06%             20.67%
   Fund (adjusted for the maximum 5.5% sales charge)                     22.90%   27.96%    18.72%             19.38%
   Standard & Poor's 500 Composite Index1                                17.72%   30.21%    23.07%             22.94%

Class B Shares                                                         6 Month   1 Year   5 Year*   Since Inception*
                                                                                                    (June 30, 1994)
   Fund (not adjusted for contingent deferred sales charge)              29.60%   34.43%    N/A                24.74%
   Fund (adjusted for the maximum contingent deferred sales charge)      24.60%   29.43%    N/A                24.48%
   Standard & Poor's 500 Composite Index1                                17.72%   30.21%    N/A                29.18%

Class S Shares
   Fund (not adjusted for contingent deferred sales charge)              29.58%   34.40%    N/A                24.74%
   Fund (adjusted for the maximum contingent deferred sales charge)      24.58%   29.40%    N/A                24.48%
   Standard & Poor's 500 Composite Index1                                17.72%   30.21%    N/A                29.18%

   *Annualized

[GRAPH APPEARS HERE]
                            PORTFOLIO COMPOSITION++

                            1)TECHNOLOGY           34%
                            2)TELECOMMUNICATIONS   19%
                            3)HEALTHCARE           13%
                            4)FINANCIALS           10%
                            5)MEDIA                10%
                            6)CAPITAL GOODS         5%
                            7)CONSUMER STOCKS       4%
                            8)BUSINESS SERVICES     4%
                            9)ENERGY                1%


WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The large-stock indices continued to be tough competitors for active managers, in part because investors are favoring large-capitalization stocks for their perceived earnings stability and liquidity. Additionally, the trend toward indexing continues to bolster the stocks that comprise the S&P 500 Index, as new money chases returns. However, we are starting to see more of an emphasis on earnings growth, because broad S&P 500 profits are coming under increasing pressure from Asian weakness and rising labor costs. As a slowdown in corporate earnings continues to unfold, those companies with more positive earnings characteristics should receive renewed attention, regardless of their size. We are confident that our research will continue to identify those companies can meet or exceed their earnings projections, and these companies will be rewarded for their performance.

WERE THERE ANY SHIFTS IN THE FUNDS PORTFOLIO'S HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

The Portfolio reflects our commitment to a variety of themes, particularly technology, pharmaceuticals, cable and financial services. In 1998, we created a more focused portfolio, shortening our list of names and trimming a number of smaller positions.

Among our technology stocks, our positions in Dell, Microsoft, and America Online (AOL) have all performed well. Dell continues to exploit its highly-successful business model, despite a generally weak environment for PC manufac-turers. Meanwhile, Microsoft advanced strongly after over-coming concerns related to the Justice Department's antitrust suit. The company is beginning a major new product cycle with the current launch of Windows 98 and the roll-out of Windows NT 5.0 later this year. Additionally, AOL, supported by the growing acceptance of the Internet as a new media avenue, continues to perform well.

We have also succeeded with our Internet positions, including Amazon.com, the leading Internet book and music retailer. Amazon.com was added to the Fund during the second quarter, and the stock price more than doubled over a thirteen-day period in June. While we are excited about Amazon.com's prospects, given its strong brand name and explosive growth, we also realize that such quick gains can easily reverse themselves. Consequently, we opted to trim the position at a significant profit.

Several of our pharmaceutical stocks have also performed exceptionally well, including Warner-Lambert and Pfizer. Both companies continue to experience strong results from their new product launches, effectively driving revenues higher. More recently, we also added Cognizant, which owns IMS, a provider of prescription and market share data for pharmaceutical companies.

During the period, a number of developments helped to validate our thesis on the cable industry--an area that remains very compelling. After years of equipment and infrastructure upgrades, cable operators are on the verge of rolling out a two-way digital platform that will allow a variety of new services, including telephony data and expanded video offerings. These factors, combined with a dramatic decline in capital expenditures, create a promising outlook. As a result, we built positions in Comcast, Time Warner, Media One, and Tele-Communications, Inc. (TCI), all of which performed very well. In addition, AT&T's recent decision to purchase TCI highlights the value of the cable pipeline, and we believe the combined entity will unlock a variety of important synergies moving ahead.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

We remain generally positive on the outlook for equities; however, Asian weakness and the impact of the strong Dollar remain a concern. For this reason, we emphasize companies with robust earnings growth that are well-insulated from Asia's downturn. As always, we rely on Janus' strategy to find promising individual companies with strong fundamentals and positive earnings growth potential. We also continue to follow our disciplined portfolio approach and are willing to trim positions that are fully priced or where our earnings estimates appear to be in jeopardy.

WHAT IS OUR OVERALL ECONOMIC OUTLOOK FOR THE NEXT 12 MONTHS?

Looking ahead, Asia's continuing economic difficulties contribute an element of uncertainty to global markets. Japan's economy has moved into a severe recession, brought about by the Japanese government's failure to enact meaningful economic reforms and by its fragile banking system. Additionally, the recent weakness in the Yen versus the U.S. Dollar highlights the currency risk that still lingers throughout the region. On the positive side, Asia's slowdown has been an effective brake on the global economy and has helped keep domestic inflation in check, despite an impressive U.S. expansion. As a result, domestic interest rates continue to reflect these positive fundamentals and remain at very low levels.

++ Allocation percentages are based on total investment value of the portfolio as of 6/30/98.

   Differences from financial statements are a result of a consolidation of industries or sectors.

EMERGING GROWTH FUND

PORTFOLIO MANAGERS:
DAVID SIMPSON
LINDA WALK
WM ADVISORS, INC.

The Fund is co-managed by David Simpson and Linda Walk of WM Advisors, Inc. Mr. Simpson and Ms. Walk began managing the fund on March 23, 1998. Both managers are Chartered Financial Analysts have experience in small-cap management.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS?

The Fund's Class A shares appreciated nearly 13% (6.75% adjusted for the maximum sales charge) during the 12-month period ended June 30, 1998. The performance was slightly under the Russell 2000 Index and significantly outpaced the S&P/Barra small-cap growth index (a measure of growth style small-cap stocks).

The performance of the WM Emerging Growth Fund was impacted by the under-performance of small-capitalization companies relative to large-capitalization companies. During the past 12-months, large-caps appreciated nearly twice as much as stocks of smaller companies. The Fund has lagged both the S&P 500 and the Russell 2000 due to weakness in small-cap growth stocks, particularly small-cap technology stocks. These equity classes were especially growth of a $10,000 investment (class A shares)

                             [GRAPH APPEARS HERE]

                             Fund (Class A       Fund (Class A
                             shares; not         shares; adjusted        Standard & Poor's
                             adjusted for        for the maximum         500 Composite         Russell
                             sales charge)       5.5% sales charge)      Index/1/              2001/1/
Inception/1/                   $ 9,600             $ 9,072                  $10,000             $10,000
7/18/90
Dec-90                         $ 8,263             $ 7,808                  $ 9,430             $ 8,289
Jun-91                         $ 9,705             $ 9,171                  $10,772             $10,586
Dec-91                         $11,509             $10,876                  $12,297             $12,104
Jun-92                         $11,886             $11,232                  $12,214             $12,125
Dec-92                         $13,281             $12,551                  $13,232             $14,334

The performance of the Class B Shares and Class S Shares was different than that indicated by the lines shown above for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

1 Index total returns were calculated from 7/31/90 to 6/30/98. The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility, and financial companies widely regarded by investors as representative of the stock market. The Russell 2000 Index represents the smallest 2000 companies followed by Russell and is used to measure the small-cap market. The indices assume reinvestment of all dividends/distributions, and do not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

   During the period noted, the Advisor waived a portion of its management fees, and credits were allowed by the Custodian. In the absence of the waivers or credits, yield and total return would have been lower.

                     Total Returns as of 6/30/98                       6 Month   1 Year   5 Year*   Since Inception*
                                                                                                     (July 18, 1990)
Class A Shares
   Fund (not adjusted for sales charge)                                   3.40%   12.95%    13.70%             13.33%
   Fund (adjusted for the maximum 5.5% sales charge)                     -2.31%    6.75%    12.42%             12.53%
   Standard & Poor's 500 Composite Index/1/                              17.72%   30.21%    23.07%             18.82%
   Russell 2000 Index/1/                                                  4.93%   16.50%    16.05%             15.89%

Class B Shares                                                         6 Month   1 Year   5 Year*   Since Inception*
                                                                                                    (June 30, 1994)
   Fund (not adjusted for contingent deferred sales charge)               2.95%   12.05%    N/A                15.57%
   Fund (adjusted for the maximum contingent deferred sales charge)      -2.05%    7.05%    N/A                15.25%
   Standard & Poor's 500 Composite Index/1/                              17.72%   30.21%    N/A                29.18%
   Russell 2000 Index/1/                                                  4.93%   16.50%    N/A                19.16%
Class S Shares
   Fund (not adjusted for contingent deferred sales charge)               3.00%   12.11%    N/A                15.59%
   Fund (adjusted for the maximum contingent deferred sales charge)      -2.00%    7.11%    N/A                15.26%
   Standard & Poor's 500 Composite Index/1/                              17.72%   30.21%    N/A                29.18%
   Russell 2000 Index/1/                                                  4.93%   16.50%    N/A                19.16%

   *Annualized

[PIE CHARTS APPEARS HERE]
                            PORTFOLIO COMPOSITION++
                            1)TECHNOLOGY               24%
                            2)CONSUMER STOCKS          19%
                            3)HEALTHCARE               16%
                            4)FINANCIALS               13%
                            5)CASH/OTHER                7%
                            6)MEDIA                     6%
                            7)ENERGY                    4%
                            8)TRANSPORTATION            3%
                            9)BASIC INDUSTRY            1%
                           10)BUSINESS SERVICES         3%
                           11)ELECTRICAL EQUIPMENT      2%
                           12)TELECOMMUNICATIONS        2%

affected by concerns over the effects of the Asian crisis. A number of companies preannounced disappointing earnings as weakness in Asia was compounded by a slowdown in PC demand.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Although the Fund reported positive performance, the "flight to large", liquid stocks hampered the performance relative to the S&P 500. Investors poured money into the largest domestic companies with more predictable earnings streams during this period of market uncertainty. With the collapse in Asia, it was difficult to predict the underlying effects on domestic companies. The small-cap technology firms have not yet rebounded and their performance was not as strong as some of the larger technology firms. Examples include Radisys and In Focus Systems. Radisys designs and produces embedded computer solutions, while In Focus builds portable projectors for multimedia presentations.

Both companies have struggled recently, but we maintain our positions as our long-term outlook looks good.

Prior to March, the Fund was managed by earnings momentum--a growth style. Stocks were bought on earnings growth and sold when prices fell. Although large-cap growth investing led the market, this style has not performed well in the small-cap market recently. The Fund is now managed with more of a value style-- looking for strong companies at good prices. We will now use near-term weakness as an opportunity to add to positions in companies where long-run prospects are strong.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

We took over management of the Fund in March of 1998 and began to subtly reshape the portfolio. We increased concentrations in industries such as technology and health-care and reduced holdings in consumer-discretionary stocks, particularly restaurants. We believe these new positions will add to performance over the long-run, as the industries are growing faster than the economy as a whole.

We intend to shift focus to stocks with lower relative valuations. These stocks may be currently out of favor, but with strong fundamentals and good business prospects. The net effect on the Fund will be a lower overall price-to-earnings ratio as these more moderately-priced companies are included in the portfolio. This will work to reduce risk given the high valuations of domestic equities.

We had success with Icos, a biopharmaceutical firm that currently has eight products in phase II trials for approval. A medical equipment firm, ATL Ultrasound, was recently purchased and has been a strong performer.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

The market has been dominated by the large-cap stocks. We believe this trend will not continue in the long-run, and valuations of these very large companies may have reached excessive levels. It seems likely the performance gap between large and small companies will close and our valuation discipline will reward our shareholders over the long run. The Fund focuses on companies with good management teams and excellent long-term prospects. We attempt to buy stocks below their intrinsic value with the expectation their value will ultimately be realized.

It is important to maintain your long-term focus to small-cap equity investing. These stocks tend to be more volatile, but long-term results have been very favorable.

WHAT IS OUR OVERALL ECONOMIC OUTLOOK FOR THE NEXT 12 MONTHS?

The domestic economy continues to support strong growth without significant inflation. However, it is unclear if all of the effects of Asia have rippled through the U.S. economy. Currently, the effects of Asia have only muted growth and inflation. Should the impact be more profound, the markets could be upset by a substantially weaker economy than was previously forecasted. The tight labor market could cause inflationary pressures, although currently inflation is well contained. These factors will all play an important role in the overall performance of financial assets, as stocks benefit from a low inflation, low interest rate environment.

++ Allocation percentages are based on total investment value of the portfolio as of 6/30/98.
    Differences from financial statements are a result of a consolidation of industries or sectors.

INTERNATIONAL GROWTH FUND

PORTFOLIO MANAGER:
WARBURG PINCUS ASSET MANAGEMENT, INC.

The following team has been primarily responsible for managing the International Growth Fund: Richard H. King, Senior Managing Director, joined the firm in 1989 to found the international equity department and has 33 years of investment experience. Prior to joining Warburg, Mr. King was chief investment officer and a director of Fiduciary Trust Company International S.A. in London from 1984 to 1988. P. Nicholas Edwards, Managing Director, has 15 years of investment experience. Prior to joining Warburg, Mr. Edwards was a director and senior Fund manager at Jardine Fleming Investment Advisers in Tokyo from 1991 to 1995. Harold W. Ehrlich, CFA, CIC, Managing Director, has 15 years of investment experience. Prior to joining Warburg, Mr. Ehrlich was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. from 1987 to 1995. Vincent J. McBride, Senior Vice President, has 12 years of investment experience. Prior to joining Warburg, Mr. McBride was an international equity analyst at Smith Barney Inc. from 1993 to 1994. He was an international equity analyst at General Electric Investments from 1992 to 1993 and a portfolio manager/analyst at United Jersey Bank from 1989 to 1992.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS?

For the 12 months ended June 30, 1998, the most significant factor affecting the Fund's performance was the Asian region's economic and financial problems. These problems started very early in the period, with the Thai Baht being devalued on July 2, 1997. After that point, having almost any exposure to Asia was a liability. Across the region, economic growth continued to contract, and the picture is unlikely to improve growth of a $10,000 investment (class A shares)

                             [GRAPH APPEARS HERE]

INTERNATIONAL GROWTH

                                         Fund
                      Fund         (Class A shares;
                (Class A shares;   adjusted for the        Morgan Stanley
                not adjusted for     maximum 5.5%      Capital International
                  sales charge)      sales charge)          EAFE, Index/1/
                ----------------   ----------------    ---------------------
Inception/1/
 7/18/90            $ 9,780            $ 9,242                $10,000
Dec-90              $ 8,150            $ 7,702                $ 8,589
Jun-91              $ 8,270            $ 7,815                $ 8,724
Dec-91              $ 9,325            $ 8,812                $ 9,632
Jun-92              $ 8,872            $ 8,384                $ 8,668
Dec-92              $ 8,339            $ 7,881                $ 8,459
Jun-93              $ 9,894            $ 9,350                $10,426
Dec-93              $11,037            $10,430                $11,214
Jun-94              $11,120            $10,508                $12,198
Dec-94              $10,892            $10,293                $12,085
Jun-95              $10,674            $10,087                $12,400
Dec-95              $11,422            $10,794                $13,440
Jun-96              $12,078            $11,414                $14,047
Dec-96              $12,338            $11,660                $14,243
Jun-97              $13,951            $13,184                $15,839
Dec-97              $12,031            $11,370                $14,495
Jun-98              $13,368            $12,633                $16,807

The performance of the Class B Shares and Class S Shares was different than that indicated by the lines shown above for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

1 Index total returns were calculated from 7/31/90 to 6/30/98. The Morgan Stanley Capital International EAFE Index includes stock markets of Europe, Australia, and the Far East weighted by capitalization. EAFE is a broad-based index of equity markets representing 18 countries. The index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

   During the period noted, the Advisor waived a portion of its management fees, and credits were allowed by the Custodian. In the absence of the waivers or credits, yield and total return would have been lower.

                     Total Returns as of 6/30/98                       6 Month   1 Year   5 Year*   Since Inception*
                                                                                                     (July 18, 1990)
Class A Shares
   Fund (not adjusted for sales charge)                                  11.11%   -4.19%     6.20%              3.72%
   Fund (adjusted for the maximum 5.5% sales charge)                      5.05%   -9.46%     5.01%              2.98%
   Morgan Stanley Capital International EAFE Index/1/                    16.08%    6.38%    10.34%              6.78%

Class B Shares                                                         6 Month   1 Year   5 Year*   Since Inception*
                                                                                                    (June 30, 1994)
   Fund (not adjusted for contingent deferred sales charge)              10.66%   -4.95%    N/A                 3.96%
   Fund (adjusted for the maximum contingent deferred sales charge)       5.66%   -9.25%    N/A                 3.54%
   Morgan Stanley Capital International EAFE Index/1/                    16.08%    6.38%    N/A                 8.34%
Class S Shares
   Fund (not adjusted for contingent deferred sales charge)              10.66%   -4.94%    N/A                 3.94%
   Fund (adjusted for the maximum contingent deferred sales charge)       5.66%   -9.26%    N/A                 3.51%
   Morgan Stanley Capital International EAFE Index/1/                    16.08%    6.38%    N/A                 8.34%

   *Annualized

[PIE CHARTS APPEARS HERE]
                            PORTFOLIO COMPOSITION++
                            1)EUROPE                      77%
                            2)JAPAN                        9%
                            3)FAR EAST (EXCLUDING JAPAN)   5%
                            4)LATIN AMERICA                4%
                            5)CASH/OTHER                   4%
                            6)AUSTRALIA & NEW ZEALAND      1%

dramatically any time soon. The near-term earnings outlook from most companies was correspondingly poor, and in some cases, it was difficult to gauge earnings prospects at all, especially given the absence of currency stability. Investor sentiment, which had picked up briefly in the first quarter of 1998, has once again turned overwhelmingly bearish in the second quarter, exacerbated by growing worries about Japan.

Europe, whose markets showed near-universal gains, rose throughout the period on continued economic improvement and robust profit growth. In the second quarter of 1998, Europe's performance was even stronger from the perspective of U.S. Dollar-based investors, as most regional currencies rose vs. the U.S. Dollar, bucking the recent trend.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The collapse in Asia during the second half of 1997 was addressed by largely reducing holdings in the region. Many positions were sold, but still had an adverse effect on performance. As of June 30, the Fund had 77% of its investments in Europe and 14% in Asia.

In the first quarter of 1998, foreign stock markets staged a strong rally, bouncing back convincingly after 1997's fourth quarter. By region, the most impressive results came from Europe, where markets showed across-the-board strength, propelled by robust corporate profits, merger speculation and increased optimism toward the prospects for European Monetary Union. Asian markets generally rose as well, with several of last year's hardest-hit markets rallying sharply.

Non-U.S. equity markets had mixed results in the second quarter of 1998, with performance divided almost entirely along regional lines.

Asian/Pacific markets mostly declined, with several falling sharply, amid renewed worries over the region's economic and financial straits. Adding a considerable amount of fuel to the fire was a further deterioration of Japan's economy, as a healthy Japan is requisite for a broad, sustained regional recovery. Asia's weakness had spillover effects on Latin American and, to a lesser extent, Eastern European markets, whose troubles were compounded by the threat of an economic implosion in Russia. Losses in all of these markets were magnified in Dollar terms, as most countries' currencies fell in value against the U.S. Dollar.

The safe harbor through the period was, once again, Europe, where most markets showed gains. Because of the continued strength there, as well as the uncertainty and underperformance in the Asian region, we continued to focus on Europe.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

Our continued shift away from a lagging Asian region in favor of Europe has helped the performance of the Fund. We further trimmed our Asian-Pacific exposure during the period, reflecting our ongoing concerns about the region. In particular, the Fund's remaining exposure to Japan was concentrated in a handful of strong, globally-competitive companies, primarily electronics firms, as these companies continue to generate strong earnings gains. Asian economic weakness notwithstanding, their stocks remain reasonably priced vs. those of their global peers.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

We expect to maintain the Europe-heavy positioning for at least the near term, given the tailwind that continues to drive these markets. Economic growth, which has improved significantly over the past year, continues apace, with most continental European economies projected to expand by 2.5%-3% over the next 12 months. Growth in Europe stands to be even higher in 1999, barring a major external shock (e.g., a total collapse in Russia or a significant tightening of U.S. monetary policy).

Also, the interest-rate backdrop remains supportive, local-investor sentiment towards stocks grows increasingly bullish, and foreign sentiment towards Europe remains positive. In short, we maintain our positive outlook regarding Europe, and all things considered, we are comfortable with our current level of exposure.

Economic growth across the Asian region continues to contract, and the picture is unlikely to improve dramatically any time soon. Given this, we have deemed it prudent to maintain a cautious posture, limiting our exposure to only those stocks in which we have a very high level of conviction. This short list of names is concentrated primarily in Hong Kong, Singapore, South Korea and New Zealand.

++ Allocation percentages are based on total investment value of the portfolio as of 6/30/98.

STRATEGIC GROWTH PORTFOLIO

PORTFOLIO MANAGER:
STEPHEN C. SCOTT
WM ADVISORS, INC.

The Strategic Asset Management Portfolios are managed by Senior Portfolio Manager, Steve Scott. Mr. Scott is a pioneer in the business of asset allocation, with over 28 years experience. He is the architect and founder of the SAM Portfolios and holds both a B.S. and an MBA from California State University, Long Beach.

PERFORMANCE REVIEW

The Strategic Asset Management Strategic Growth Portfolio returned 19.87% (13.27% adjusted for the maximum sales charge) for the year ended June 30, 1998. The year was marked with market volatility and change. During the period, the WM Group of Funds were introduced as a result of the merger between Sierra and Composite Funds. We are pleased to report the architectural design, fundamental policies, and management of the SAM Portfolios continued to provide benefit to shareholders. In addition, the continuity of asset management personnel for the SAM Portfolios remained in place. Although the Fund underperformed its benchmark index/3/(the S&P 500), it is managed with an effort to reduce volatility relative to single asset-class investments. The Fund participated in the appreciation of the large-cap market, but the underperformance of small-caps and international stocks hurt overall performance.

ECONOMIC / MARKET REVIEW

Strong economic fundamentals drove the financial markets forward in the 12-month period ended June 30, 1998. Low unemployment, strong consumer spending, low interest rates, and a booming housing market provided some

                             [GRAPH APPEARS HERE]
                GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)

                    Fund (Class A     Fund (Class A
                    Shares; not       Shares; adjusted
                    adjusted for      for the maximum        Capital Market     Russell 3000
                    sales charge)     5.5% sales charge)     Benchmark /1/      Index /2/
Inception /1/
  5/31/95              $  10,000               $   9,450          $  10,000        $  10,000
Aug                    $  10,992               $  10,387          $  10,604        $  10,798
Oct                    $  10,951               $  10,349          $  11,010        $  11,120
Dec 95                 $  11,657               $  11,015          $  11,707        $  11,803
Feb                    $  12,208               $  11,536          $  12,226        $  12,324
Apr                    $  12,886               $  12,177          $  12,525        $  12,684
Jun                    $  12,799               $  12,095          $  12,901        $  12,967
Aug                    $  12,444               $  11,760          $  12,588        $  12,660
Oct                    $  12,824               $  12,118          $  13,660        $  13,593
Dec 96                 $  13,358               $  12,623          $  14,408        $  14,377
Feb                    $  13,537               $  12,792          $  15,427        $  15,188
Apr                    $  13,177               $  12,452          $  15,668        $  15,217
Jun                    $  14,489               $  13,692          $  17,372        $  16,932
Aug                    $  14,862               $  14,044          $  17,709        $  17,518
Oct                    $  14,914               $  14,094          $  18,055        $  17,890
Dec 97                 $  14,981               $  14,157          $  19,216        $  18,946
Feb                    $  16,325               $  15,427          $  20,830        $  20,407
Apr                    $  17,326               $  16,373          $  22,118        $  21,629
Jun                    $  17,367               $  16,412          $  22,620        $  21,807


The performance of the Class B Shares was different than that indicated by the lines shown above for the Class A Shares, based on the difference in sales loads and fees paid by Class B shareholders.

1 The Strategic Growth Portfolio's benchmark is a capital market index that is intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 100% S&P 500. Past investment performance does not guarantee future performance. The returns shown for the Portfolio assume reinvestment of all dividends/distributions by the shareholder.

2 The Russell 3000 Index is a broad-based index and is intended to represent the equity market as a whole.

AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/984             1 YEAR   5 YEAR*  SINCE INCEPTION*
                                                                           (May 31, 1995)
CLASS A SHARES

   Fund (not adjusted for sales charge)                  19.87%    N/A               19.59%
   Fund (adjusted for the maximum 5.5% sales charge)     13.27%    N/A               17.41%
   Capital Market Benchmark/1/                           30.21%    N/A               30.31%

CLASS B SHARES                                          1 YEAR   5 YEAR*  SINCE INCEPTION*
                                                                           (May 31, 1995)
   Fund (not adjusted for sales charge)                  19.01%    N/A               18.76%
   Fund (adjusted for the maximum CDSC)                  14.01%    N/A               18.30%
   Capital Market Benchmark/1/                           30.21%    N/A               30.31%


3  The stated goals may or may not be met and are in no way a guarantee.

4 All performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the new SAM Portfolios) for the Sierra Asset Management Portfolios represents the performance of the Sierra Asset Management Account ("SAM Account"), a discretionary asset allocation service that invested in the Sierra Trust Funds. The SAM Account was not registered as an investment company under the Investment Company Act of 1940 ("Act") and therefore, was not subject to certain restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed significantly.

   For the period November 1, 1996 to June 30, 1998, the Advisor waived its management fee and absorbed other expenses, the Administrator waived a portion of its management fee, and credits were allowed by the Custodian. Prior to November 1, 1996, only the Custodian allowed credits. In the absence of the waivers and absorption of other expenses, or Custodian credits, total return would have been lower.

   *Annualized
22

[PIE CHART APPEARS HERE]
                            MUTUAL FUND ALLOCATION
                            AS OF JUNE 30, 1998+

                            1)Growth & Income Fund         40%
                            2)Growth Fund                  31%
                            3)Emerging Growth Fund         10%
                            4)International Growth Fund    19%

of the positive backdrop for economic growth. While both fixed-income and equity investments posted very positive results, it was not without volatility. The crisis in the Far East sent shock waves throughout the financial markets worldwide in the fourth quarter of 1997. The extent to which the Asian collapse ultimately impacts U.S. and European growth is not yet known, but the uncertainty is likely to increase market volatility until a turnaround becomes visible.

In the equity markets, a dichotomy of results relative to market capitalization continued throughout the period. Large capitalization companies (S&P 500) have appreciated three times as much as small-caps (Russell 2000) during the first six months of 1998; they returned twice as much as small-caps over the past year ended June 30, 1998. Style differences also provided a disparity in results in 1998, as growth stocks significantly outperformed value stocks in both the large- and the mid-sized capitalization areas. Small-cap growth continued to be the worst performing domestic equity sector. The backlash of the Asian currency crisis on global equity markets was quite pronounced, as results across Asia and Latin America were very poor. Europe on the other hand, proved resilient, outpacing even the high flying large-cap domestic markets in the period.

INVESTMENT STRATEGY

The SAM Strategic Growth Portfolio remained diversified in four equity funds, representing six major asset classes. This diversification enables the Portfolio to manage risk during periods of market volatility. The diversified portfolio of equity classes shield the Portfolio from drastic market swings in one specific area of the global markets.

The overall investment strategy for the period was to:

 .    Increase exposure to European holdings (17%) to take advantage of prospects for strength in the region.
 .    Overweight (63%) the equity portion of the portfolio in core domestic mid-
     to large-capitalization stocks.

REVIEW OF PORTFOLIO ALLOCATIONS

We have positioned the Portfolio to take advantage of current market trends as well as to manage overall portfolio risk levels. The Fund benefited from its emphasis in mid- to large-cap holdings, whose strong performance offset underperformance by the small-cap position. Prior to the Asian collapse, the Portfolio was underweighted in international stocks which aided both performance and the overall risk of the Portfolio. Recently, we have increased exposure overseas due to a positive outlook in Europe. We also reduced our concentration in the very highly-valued U.S. domestic market. We removed our position in fixed-income securities and now maintain a nearly (97%) fully-invested Portfolio. This reflects our positive long-term outlook on equities, and we feel the diversified positions should help to manage the overall risk levels of the Strategic Growth Portfolio given the high valuation levels of domestic equities.

OUTLOOK

Inflation remains weak and interest rates are low. Both the Bundesbank (Europe) and the Federal Reserve Board (U.S.) have announced they are closely watching inflation and maintaining a bias towards raising interest rates. If the negative impact from Asia is less than expected, and if consumption remains strong, the Federal Reserve may be forced to adjust interest rates later in the year. This would be done to prevent the economy from overheating. We believe inflation is manageable and Chairman Greenspan has been very effective in interest rate policy during this new paradigm.

We maintain our long-term positive outlook on the equity markets. Although there will always be periods of volatility, the overriding economic fundamentals provided by globalization and efficiency improvements brought about by technological enhancements create a dynamically-positive environment for stocks. Current low levels of interest rates and inflation also provide support for equities. We are also bullish on foreign equities, especially Europe, in where an improving structural foundation also furnishes a positive long-term forecast. In the same respect, we are reluctant to extend portfolio risk much beyond current levels due to the high equity valuations. We prefer to make allocation changes only if diversification can be maintained and portfolio risk is not measurably extended.
[PIE CHART APPEARS HERE]
                         ASSET CLASS DIVERSIFICATION
                         AS OF JUNE 30, 1998

                         1)Cash Equivalent      2%
                         2)Bonds                1%
                         3)Small-Cap           10%
                         4)Mid-Cap             21%
                         5)Large-Cap           42%
                         6)Foreign Stocks      24%

CONSERVATIVE GROWTH PORTFOLIO

PORTFOLIO MANAGER:
STEPHEN C. SCOTT
WM ADVISORS, INC.

The Strategic Asset Management Portfolios are managed by Senior Portfolio Manager, Steve Scott. Mr. Scott is a pioneer in the business of asset allocation, with over 28 years experience. He is the architect and founder of the SAM Portfolios and holds both a B.S. and an MBA from California State University, Long Beach.

PERFORMANCE REVIEW

The Strategic Asset Management Conservative Growth Portfolio returned 15.18% (8.84% adjusted for the maximum sales charge) for the year ended June 30, 1998. The year was marked with market volatility and change. During the period, the WM Group of Funds were introduced as a result of the merger between Sierra and Composite Funds. We are pleased to report the architectural design, fundamental policies, and management of the SAM Portfolios continued to provide benefit to shareholders. In addition, the continuity of asset management personnel for the SAM Portfolios remained in place. The Fund beat its benchmark index for the past year and since inception, while being managed with an effort to volatility relative to single asset-class investments. Long-term results continue to provide a premium over inflation; since inception, the Fund returned 10.43% above the rate of inflation (9.61% adjusted for the maximum sales charge)/3/.

ECONOMIC / MARKET REVIEW

Strong economic fundamentals drove the financial markets forward in the 12-month period ended June 30, 1998. Low unemployment, strong consumer spending, low

                             [GRAPH APPEARS HERE]
                GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)

                    Fund (Class A     Fund (Class A
                    Shares; not       Shares; adjusted
                    adjusted for      for the maximum        Capital Market     Russell 3000
                    sales charge)     5.5% sales charge)     Benchmark /1/      Index /2/
Inception /1/
  9/30/90              $  10,000               $   9,450          $  10,000        $  10,000
Jun-91                 $  11,416               $  10,788          $  11,604        $  12,639
Dec-91                 $  12,971               $  12,258          $  12,823        $  14,609
Jun-92                 $  12,975               $  12,261          $  12,636        $  14,501
Dec-92                 $  13,550               $  12,805          $  13,213        $  16,023
Jun-93                 $  14,835               $  14,019          $  14,200        $  16,825
Dec-93                 $  16,068               $  15,184          $  14,936        $  17,767
Jun-94                 $  15,207               $  14,371          $  14,917        $  16,993
Dec-94                 $  15,510               $  14,657          $  15,321        $  17,797
Jun-95                 $  17,137               $  16,194          $  16,899        $  21,225
Dec-95                 $  19,023               $  17,977          $  18,359        $  24,349
Jun-96                 $  20,730               $  19,590          $  19,437        $  26,749
Dec-96                 $  21,166               $  20,002          $  20,516        $  29,657
Jun-97                 $  22,578               $  21,336          $  22,788        $  34,929
Dec-97                 $  22,994               $  21,729          $  23,583        $  39,084
Jun-98                 $  26,007               $  24,577          $  25,948        $  44,986

The performance of the Class B Shares was different than that indicated by the lines shown above for the Class A Shares, based on the difference in sales loads and fees paid by Class B shareholders.

1 The Conservative Growth Portfolio's benchmark is a blended mix of capital market indices that is intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 35% S&P 500, 20% MSCI EAFE + Emerging Markets, 20% Lehman Bros. Mutual Fund (1-5) Gov/Corp Index, 20% Salomon Bros. 90-day T-Bills, and 5% Russell 2000 Growth. Past investment performance does not guarantee future performance. The returns shown for the Portfolio assume reinvestment of all dividends/distributions by the shareholder.

2 The Russell 3000 Index is a broad-based index and is intended to represent the equity market as a whole.

Average Annual Total Returns as of 6/30/984             1 Year   5 Year*   Since Inception*
                 (September 30, 1990)
Class A Shares
   Fund (not adjusted for sales charge)                  15.18%    11.88%             13.13%
   Fund (adjusted for the maximum 5.5% sales charge)      8.84%    10.62%             12.31%
   Capital Market Benchmark/1/                           13.87%    12.81%             13.09%

Class B Shares                                          1 Year   5 Year*   Since Inception*
                                                                           (June 30, 1994)
   Fund (not adjusted for sales charge)                  14.44%    N/A                13.54%
   Fund (adjusted for the maximum CDSC)                   9.44%    N/A                13.19%
   Capital Market Benchmark/1/                           13.87%    N/A                14.84%

3 The stated goals may or may not be met and are in no way a guarantee. Annual rate of inflation: 2.70%. Source: Ibbotson Associates

4 All performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the new SAM Portfolios) for the Sierra Asset Management Portfolios represents the performance of the Sierra Asset Management Account ("SAM Account"), a discretionary asset allocation service that invested in the Sierra Trust Funds. The SAM Account was not registered as an investment company under the Investment Company Act of 1940 ("Act") and therefore, was not subject to certain restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed significantly.

   For the period November 1, 1996 to June 30, 1998, the Advisor waived its management fee and absorbed other expenses, the Administrator waived a portion of its management fee, and Custodian allowed credits. Prior to November 1, 1996, the Advisor Administrator and Distributor waived a portion of their management or distribution fees, the Advisor and Administrator absorbed other expenses, and the Custodian allowed credits. In the absence of the waivers, absorption of other expenses, or Custodian credits, yield and total return would have been lower.

   *Annualized

[PIE CHART APPEARS HERE]
                            MUTUAL FUND ALLOCATION
                            AS OF JUNE 30, 1998+
                            1)Money Market Fund           10%
                            2)U.S. Government Fund         5%
                            3)Growth & Income Fund        35%
                            4)Growth Fund                 21%
                            5)Emerging Growth Fund        10%
                            6)International Growth Fund   19%

interest rates, and a booming housing market provided some of the positive backdrop for economic growth. While both fixed-income and equity investments posted very positive results, it was not without volatility. The crisis in the Far East sent shock waves throughout the financial markets worldwide in the fourth quarter of 1997. The extent to which the Asian collapse ultimately impacts U.S. and European growth is not yet known, but the uncertainty is likely to increase market volatility until a turn around is visible.

In the equity markets, a dichotomy of results relative to market capitalization continued throughout the period. Large capitalization companies (S&P 500) have appreciated three times as much as small-caps (Russell 2000) during the first six months of 1998; they returned twice as much as small-caps over the past year ended June 30, 1998. Style differences also provided a disparity in results in 1998 as growth stocks significantly outperformed value stocks in both the large and the mid-sized capitalization areas. Small-cap growth continued to be the worst performing domestic equity sector. The backlash of the Asian crisis on global equity markets was quite pronounced, as results across Asia and Latin America were very poor. Europe on the other hand, proved resilient, outpacing even the high-flying large-cap domestic markets in the period.

INVESTMENT STRATEGY

The SAM Conservative Growth Portfolio remained diversified in six funds, representing eight major asset classes. This broad diversification enables the Portfolio to manage risk during periods of market volatility. Asset classes, ranging in risk levels from cash to foreign stocks, shield the Portfolio from drastic swings in one specific area of the financial markets.

The overall investment strategy for the period was to:

 .    Positioned a portion of the Portfolio in cash and fixed-income to help manage risk.
 .    Increase exposure to European holdings (17%) to take advantage of prospects for strength in the region.
 .    Overweight (50%) the equity portion of the portfolio in core domestic mid-
     to large-capitalization stocks.

REVIEW OF PORTFOLIO ALLOCATIONS

We have positioned the Portfolio to take advantage of current market trends as well as to manage overall portfolio risk levels. The Fund benefited from its emphasis in mid- to large-cap holdings, whose strong performance offset underperformance by the small-cap position. Prior to the Asian collapse, the Portfolio was underweighted in international stocks which aided both performance and the overall risk of the Portfolio. Recently, we have increased exposure overseas due to a positive outlook in Europe. We also reduced our concentration in the very highly-valued U.S. domestic market. These moves further diversify the assets and, in conjunction with the cash position, should work to manage the overall risk levels of the Conservative Growth Portfolio given the high valuation levels of domestic equities.

OUTLOOK

Inflation remains weak and interest rates are low. Both the Bundesbank (Europe) and the Federal Reserve Board (U.S.) have announced they are closely watching inflation and maintain a bias towards raising interest rates. If the negative impact from Asia is less than expected, and if consumption remains strong, the Federal Reserve may be forced to adjust interest rates later in the year. This would be done to prevent the economy from overheating. We believe inflation is manageable and Chairman Greenspan has been very effective in interest rate policy during this new paradigm.

We maintain our long-term positive outlook on the equity markets. Although there will always be periods of volatility, the overriding economic fundamentals provided by globalization and efficiency improvements brought about by technological enhancements create a dynamically positive environment for stocks. Current low levels of interest rates and inflation also provide support for equities. We are also bullish on foreign equities, especially in Europe, where an improving structural foundation also furnishes a positive long-term forecast. In the same respect, we are reluctant to extend portfolio risk much beyond current levels due to the high equity valuations. We prefer to make allocation changes only if diversification can be maintained and portfolio risk is not measurably extended.
[PIE CHART APPEARS HERE]
                         ASSET CLASS DIVERSIFICATION
                         AS OF JUNE 30, 1998+
                         1)Cash                 12%
                         2)Treasuries            1%
                         3)Mortgage-backed       4%
                         4)Other Bonds           1%
                         5)Small-cap             9%
                         6)Mid-cap              17%
                         7)Large-cap            33%
                         8)Foreign Stocks       23%
                                            + may not reflect current allocation

BALANCED PORTFOLIO

PORTFOLIO MANAGER:
STEPHEN C. SCOTT
WM ADVISORS, INC.

The Strategic Asset Management Portfolios are managed by Senior Portfolio Manager, Steve Scott. Mr. Scott is a pioneer in the business of asset allocation, with over 28 years experience. He is the architect and founder of the SAM Portfolios and holds both a B.S. and an MBA from California State University, Long Beach.

PERFORMANCE REVIEW

The SAM Balanced Portfolio returned 14.32% (8.03% adjusted for the maximum sales charge) for the year ended June 30, 1998. The year was marked with market volatility and change. During the period, the WM Group of Funds were introduced as a result of the merger between Sierra and Composite Funds. We are pleased to report that the archi-tectural design, fundamental policies, and management of the SAM Portfolios continued to provide benefit to shareholders. In addition, the continuity of asset management personnel for the SAM Portfolios remained in place. The Fund continues to beat its benchmark index for all periods/4/ while being managed with an effort to reduce volatility relative to single asset-class investments. Long-term results continue to provide a premium over inflation; since inception, the Fund returned 8.36% above the rate of inflation (7.55% adjusted for the maximum sales charge)/4/.

ECONOMIC / MARKET REVIEW

Strong economic fundamentals drove the financial markets forward in the year ended June 30, 1998. Low unemployment, strong consumer spending, low interest rates, and a booming housing market provided some of the positive backdrop for economic growth. While both fixed-income and equity investments posted very positive results, it was not without volatility. The

                             [GRAPH APPEARS HERE]
                GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)

                    Fund (Class A     Fund (Class A
                    Shares; not       Shares; adjusted                                          Lehman Brothers
                    adjusted for      for the maximum        Capital Market     Russell 3000    Aggregate Bond
                    sales charge)     5.5% sales charge)     Benchmark /1/      Index /2/       Index /3/
Inception /1/
  9/30/90              $  10,000               $   9,450          $  10,000       $  10,000          $  10,000
Jun-91                 $  11,059               $  10,451          $  11,137       $  12,639          $  10,975
Dec-91                 $  12,279               $  11,604          $  12,104       $  14,609          $  12,187
Jun-92                 $  12,236               $  11,563          $  12,160       $  14,501          $  12,518
Dec-92                 $  12,581               $  11,889          $  12,529       $  16,023          $  13,090
Jun-93                 $  13,770               $  13,013          $  13,358       $  16,825          $  13,993
Dec-93                 $  14,620               $  13,816          $  13,844       $  17,767          $  14,366
Jun-94                 $  13,749               $  12,993          $  13,862       $  16,993          $  13,810
Dec-94                 $  13,945               $  13,178          $  14,102       $  17,797          $  13,947
Jun-95                 $  15,476               $  14,625          $  15,248       $  21,225          $  15,543
Dec-95                 $  16,975               $  16,042          $  16,195       $  24,349          $  16,523
Jun-96                 $  17,617               $  16,648          $  16,709       $  26,749          $  16,321
Dec-96                 $  18,418               $  17,405          $  17,461       $  29,657          $  17,121
Jun-97                 $  19,730               $  18,645          $  18,697       $  34,929          $  17,653
Dec-97                 $  20,297               $  19,181          $  19,242       $  39,084          $  18,779
Jun-98                 $  22,552               $  21,312          $  20,500       $  44,986          $  19,514

The performance of the Class B Shares was different than that indicated by the lines shown above for the Class A Shares, based on the difference in sales loads and fees paid by Class B shareholders.

1 The Balanced Portfolio's benchmark is a blended mix of capital market indices that is intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 25% Lehman Bros Mutual Fund Short (1-5) Gov/Corp Index, 25% Salomon Bros. 90-day T-Bills, 20% Lehman Bros Mortgage Index, 15% S&P 500, and 15% MSCI EAFE + Emerging Markets. Past investment performance does not guarantee future performance. The returns shown for the Portfolio assume reinvestment of all dividends/distributions by the shareholder.

2 The Russell 3000 Index is a broad-based index and is intended to represent the equity market as a whole.

3 The Lehman Brothers Aggregate Index is a broad-based index intended to represent the fixed-income market as a whole.

TOTAL RETURNS AS OF 6/30/98/4/                           1 YEAR    5 YEAR*   SINCE INCEPTION*
                                                                             (SEPTEMBER 30, 1990)
CLASS A SHARES
     Fund (not adjusted for sales charge)                14.32%    10.35%         11.06%
     Fund (adjusted for the maximum 4.5% sales charge)    8.03%     9.11%         10.25%
     Capital Market Benchmark/1/                          9.64%     8.94%          9.70%

CLASS B SHARES                                           1 YEAR    5 YEAR*   SINCE INCEPTION*
                                                                             (JUNE 30, 1994)
     Fund (not adjusted for sales charge)                13.47%     N/A           12.38%
     Fund (adjusted for the maximum CDSC)                 8.47%     N/A           12.03%
     Capital Market Benchmark/1/                          9.64%     N/A           10.28%

4 The stated goals may or may not be met and are in no way a guarantee. Annual rate of inflation: 2.70%. Source: Ibbotson Associates

5 All performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the new SAM Portfolios) for the Sierra Asset Management Portfolios represents the performance of the Sierra Asset Management Account ("SAM Account"), a discretionary asset allocation service that invested in the Sierra Trust Funds. The SAM Account was not registered as an investment company under the Investment Company Act of 1940 ("Act") and therefore, was not subject to certain restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed significantly.

  For the period November 1, 1996 to June 30, 1998, the Advisor waived its management fee and absorbed other expenses, the Administrator waived a portion of its management fee, and Custodian allowed credits. Prior to November 1, 1996, the Advisor, Administrator and Distributor waived a portion of their management or distribution fees, the Advisor and Administrator absorbed other expenses, and the Custodian allowed credits. In the absence of the waivers, absorption of other expenses, or credits, yield and total return would have been lower.

  *Annualized

[PIE CHART APPEARS HERE]

                            MUTUAL FUND ALLOCATION
                            AS OF JUNE 30, 1998+

                            1)Money Market Fund             20%
                            2)U.S. Government               15%
                              Securities Fund
                            3)Growth & Income Fund          30%
                            4)Growth Fund                   16%
                            5)International Growth Fund     19%

crisis in the Far East sent shock waves throughout the financial markets worldwide in the fourth quarter of 1997. The extent to which the Asian collapse ultimately impacts U.S. and European growth is not yet known, but the uncertainty is likely to increase market volatility until a turnaround becomes visible.

Although there were pockets of slowing, the U.S. economy continued to move forward. In the equity markets, a dichotomy of results relative to market capitalization continued throughout the period. Large capitalization companies, the type found among the S&P 500, have appreciated three times as much as small-caps (Russell 2000) so far in 1998; they returned twice as much as small-caps over the past 12 months.

Interest rates fell during the period, with the yield on the 30-year Treasury Bond reaching a record low of 5.57% on June 15, 1998. With falling yields, the longer-term fixed-income holdings performed very well in the period. It seems that the Federal Reserve has been correct in its decision to allow interest rates to remain unchanged in light of the prospective economic cooling influence from Asia. Inflation was dormant throughout the period. Recently, housing and medical costs have increased while wages continue to modestly accelerate, but most of these pressures have been countered by falling commodity prices. It is important to consider the inflation outlook as an indicator of the future direction of interest rates, given the Fed's anti-inflation stance.

INVESTMENT STRATEGY

The SAM Balanced Portfolio remained diversified in five funds, representing seven major asset classes. This broad diversification enables the Portfolio to manage risk during periods of market volatility. Asset classes, ranging in risk levels from cash to foreign stock, shield the Portfolio from drastic swings in one specific area of the financial markets.

The overall investment strategy for the period was to:

 .    Increase equity exposure to 63% of assets while slightly reducing fixed-
     income exposure to 37%.
 .    Increase exposure to European holdings to take advantage of prospects for strength in the region.
 .    Overweight the equity portion of the portfolio in middle- and large-
     capitalization stocks.
 .    Maintain a bias towards intermediate-term bonds to take advantage of falling rates and provide positive risk/reward characteristics.

REVIEW OF PORTFOLIO ALLOCATIONS

We have positioned the Portfolio to take advantage of current market trends as well as to manage overall portfolio risk levels. The Fund benefited from its emphasis in mid- to large-cap holdings. Prior to the Asian collapse, the Portfolio was underweighted in international stocks which aided both performance and the overall risk of the Portfolio. Recently, we have increased exposure overseas due to a positive outlook in Europe. We also reduced our concentration in the very highly-valued U.S. domestic market. These moves further diversify the assets and, in conjunction with the cash and mortgage position, should work to manage the overall risk levels of the Balanced Portfolio given the high valuation levels of domestic equities.

OUTLOOK

Inflation remains weak and interest rates are low. Both the Bundesbank (Europe) and the Federal Reserve Board (U.S.) have announced they are closely watching inflation and maintaining a bias towards raising interest rates. If the negative impact from Asia is less than expected, and if consumption remains strong, the Federal Reserve may be forced to adjust rates later in the year. We believe inflation is manageable and Chairman Greenspan has been very effective in interest rate policy during this new paradigm. However, we believe domestic growth will increase. Therefore, until evidence shows us weakness beyond current forecasts, we are reluctant to extend portfolio risk on the fixed-income side of the Fund.

We maintain our long-term positive outlook on the equity markets. The overriding economic fundamentals provided by globalization and efficiency improvements brought about by technological enhancements create a dynamically positive environment for stocks. We are also bullish on foreign equities, especially Europe, where an improving structural foundation also furnishes a positive long-term forecast. In the same respect, we are reluctant to extend portfolio risk much beyond current levels due to the high equity valuations.








[PIE CHART APPEARS HERE]

                           ASSET CLASS DIVERSIFICATION
                           AS OF JUNE 30, 1998+

                           1)Cash Equivalent      21%
                           2)Mortgage-Backed      11%
                           3)Treasuries            4%
                           4)Other Bonds           1%
                           5)Small-Cap             3%
                           6)Mid-Cap              12%
                           7)Large-Cap            27%
                           8)Foreign Stocks       21%
                                            + may not reflect current allocation

FLEXIBLE INCOME PORTFOLIO

PORTFOLIO MANAGER:
STEPHEN C. SCOTT
WM ADVISORS, INC.

The Strategic Asset Management Portfolios are managed by Senior Portfolio Manager, Steve Scott. Mr. Scott is a pioneer in the business of asset allocation, with over 28 years experience. He is the architect and founder of the SAM Portfolios and holds both a B.S. and an MBA from California State University, Long Beach.

PERFORMANCE REVIEW

The SAM Flexible Income Portfolio returned 11.06% (6.06% adjusted for the maximum sales charge) for the year ended June 30, 1998. The year was characterized by market volatility and change. During the period, the WM Group of Funds were introduced as a result of the merger between Sierra and Composite Funds. We are pleased to report the architectural design, fundamental policies, and management of the SAM Portfolios continued to provide benefit to shareholders. In addition, the continuity of asset management personnel for the SAM Portfolios remained in place. The Fund continues to beat its benchmark index for all periods, while being managed with an effort to reduce volatility relative to single asset class investments. Long-term results continue to provide a premium over inflation; since inception, the Fund returned 5.45% above the rate of inflation (4.51% adjusted for the maximum sales charge)/3/.

ECONOMIC / MARKET REVIEW

Strong economic fundamentals drove the financial markets forward in the 12-month period ended June 30, 1998. Low unemployment, strong consumer spending, low interest rates, and a booming housing market provided some of the

                             [GRAPH APPEARS HERE]
                GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)

                    Fund (Class A     Fund (Class A                             Lehman
                    Shares; not       Shares; adjusted                          Brothers
                    adjusted for      for the maximum        Capital Market     Aggregate
                    sales charge)     4.5% sales charge)     Benchmark /1/      Bond Index /2/
Inception /1/
  3/31/93              $  10,000               $   9,550          $  10,000        $  10,000
Jun-93                 $  10,255               $   9,793          $  10,117        $  10,266
Sep-93                 $  10,562               $  10,087          $  10,255        $  10,533
Dec-93                 $  10,643               $  10,164          $  10,340        $  10,539
Mar-94                 $  10,302               $   9,839          $  10,261        $  10,236
Jun-94                 $   9,907               $   9,461          $  10,285        $  10,131
Sep-94                 $  10,093               $   9,639          $  10,428        $  10,193
Dec-94                 $   9,994               $   9,544          $  10,478        $  10,231
Mar-95                 $  10,483               $  10,012          $  10,854        $  10,747
Jun-95                 $  11,177               $  10,674          $  11,250        $  11,402
Sep-95                 $  11,645               $  11,121          $  11,496        $  11,626
Dec-95                 $  12,090               $  11,546          $  11,798        $  12,122
Mar-96                 $  12,026               $  11,485          $  11,914        $  11,905
Jun-96                 $  12,120               $  11,575          $  12,080        $  11,973
Sep-96                 $  12,343               $  11,787          $  12,291        $  12,194
Dec-96                 $  12,874               $  12,294          $  12,598        $  12,560
Mar-97                 $  12,896               $  12,315          $  12,716        $  12,490
Jun-97                 $  13,438               $  12,833          $  13,172        $  12,950
Sep-97                 $  13,963               $  13,335          $  13,504        $  13,382
Dec-97                 $  14,193               $  13,555          $  13,746        $  13,776
Mar-98                 $  14,700               $  14,039          $  14,109        $  13,989
Jun-98                 $  14,924               $  14,253          $  14,349        $  14,316

The performance of the Class B Shares was different than that indicated by the lines shown above for the Class A Shares, based on the difference in sales loads and fees paid by Class B shareholders.

1 The Flexible Income Portfolio's benchmark is a blended mix of capital market indices that is intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 40% Lehman Bros Mutual Fund Short (1-5) Gov/Corp Index, 40% Salomon Bros 90-day T-Bill, 10% Lehman Bros Mortgage Index, and 10% S & P 500 Past investment performance does not guarantee future performance. The returns shown for the Portfolio assume reinvestment of all dividends/distributions by the shareholder.

2 The Lehman Brothers Aggregate Index is a broad-based index intended to represent the fixed-income market as a whole.

TOTAL RETURNS AS OF 6/30/98/4/                           1 YEAR    5 YEAR*   SINCE INCEPTION*
                                                                             (MARCH 31,1993)
CLASS A SHARES

     Fund (not adjusted for sales charge)                11.06%    7.78%           7.91%
     Fund (adjusted for the maximum 4.5% sales charge)    6.06%    6.79%           6.97%
     Capital Market Benchmark/1/                          8.93%    7.24%           7.12%

CLASS B SHARES                                           1 YEAR    5 YEAR*   SINCE INCEPTION*
                                                                             (JUNE 30, 1994)
     Fund (not adjusted for sales charge)                10.24%     N/A           10.00%
     Fund (adjusted for the maximum CDSC)                 5.24%     N/A            9.62%
     Capital Market Benchmark/1/                          8.93%     N/A            8.68%

3 The stated goals may or may not be met and are in no way a guarantee. Annual rate of inflation: 2.70%. Source: Ibbotson Associates

4 All performance shown prior to the November 1, 1996, asset conversion date
  (the date on which the majority of existing SAM clients voluntarily exchanged into the new SAM Portfolios) for the Sierra Asset Management Portfolios represents the performance of the Sierra Asset Management Account ("SAM Account"), a discretionary asset allocation service that invested in the Sierra Trust Funds. The SAM Account was not registered as an investment company under the Investment Company Act of 1940 ("Act") and therefore, was not subject to certain restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed significantly.

  For the period November 1, 1996 to June 30, 1998, the Advisor waived its management fee and absorbed other expenses, the Administrator waived a portion of its fee, and Custodian allowed credits. Prior to November 1, 1996, the Advisor, Administrator and Distributor waived a portion of their management or distribution fees, the Advisor and Administrator absorbed other expenses, and the Custodian allowed credits. In the absence of the waivers, absorption of other expenses or credits, yield and total return would have been lower.

  *Annualized

[PIE CHART APPEARS HERE]

                            MUTUAL FUND ALLOCATION
                            AS OF JUNE 30, 1998+

                            1)Money Market Fund       25%
                            2)Short Term High
                              Quality Bond Fund        5%
                            3)U.S. Government
                              Securities Fund         35%
                            4)Income Fund             15%
                            5)Growth & Income Fund    20%

positive backdrop for economic growth. While both fixed-income and equity investments posted very positive results, it was not without volatility. The crisis in the Far East sent shock waves throughout the financial markets world-wide in the fourth quarter of 1997. The extent to which the Asian collapse ultimately impacts U.S. and European growth is not yet known, but the uncertainty is likely to increase market volatility until a turnaround becomes visible.

Although there were pockets of slowing, the U.S. economy continued to move forward. The bull market also continued as large-cap stocks drove market indices higher.

Interest rates fell during the period, with the yield on the 30-year Treasury Bond reaching a record low of 5.57% on June 15, 1998. With falling yields, the longer-term fixed-income holdings performed very well in the period. It seems the Federal Reserve has been correct in its decision to allow interest rates to remain unchanged in light of the prospective economic cooling influence from Asia. Inflation was dormant throughout the period. Recently, housing and medical costs have increased while wages continue to modestly accelerate, but most of these pressures have been countered by falling commodity prices. It is important to consider the inflation outlook as an indicator of the future direction of interest rates, given the Fed's anti-inflation stance.

INVESTMENT STRATEGY

The SAM Flexible Income Portfolio remained diversified in five funds, representing eight major asset classes. This broad diversification enables the Portfolio to manage risk during periods of market volatility. Asset classes ranging in risk levels from cash to foreign stock shield the Portfolio from drastic swings in one specific area of the financial markets.

The overall investment strategy for the period was to:

 .    Maintain equity exposure at 19% of assets to participate in the strength of the large-cap market

 .    Hold a position in cash to manage risk in a volatile market

 .    Invest 65% of the Portfolio in AAA-rated securities to reduce credit risk

 .    Maintain a bias towards intermediate-term bonds to take advantage of falling rates and provide positive risk/reward characteristics.

REVIEW OF PORTFOLIO ALLOCATIONS

We have positioned the Portfolio to take advantage of current market trends as well as to manage overall risk levels. The Portfolio benefited from its weighting in large-cap holdings, which had strong performance. As interest rates fell in 1998, there was a rush to prepay mortgages and mortgage-backed securities underperformed relative to other types of bonds. The overall fixed-income structure targets the intermediate portion of the yield curve which provides good risk/return elements. If interest rates are more stable, the mortgage-backed securities should close the performance gap. The Portfolio has been rebalanced during the period to keep asset levels at their target positions. These moves further diversify the assets and should work to manage the overall risk levels of the Flexible Income Portfolio, given our outlook for interest rates.

OUTLOOK

Inflation remains weak and interest rates are low. Both the Bundesbank (Europe) and the Federal Reserve Board (U.S.) have announced they are closely watching inflation and maintaining a bias towards raising interest rates. If the negative impact from Asia is less than expected, and if consumption remains strong, the Federal Reserve may be forced to adjust interest rates later in the year. This would be done to prevent the economy from overheating. We believe inflation is manageable and Chairman Greenspan has been very effective in interest rate policy during this new paradigm. However, we believe domestic growth will increase. Therefore, until evidence shows us weakness beyond current forecasts, we are reluctant to extend risk of fixed-income assets.

We maintain our long-term positive outlook on the equity markets. Although there will always be periods of volatility, the overriding economic fundamentals provided by globalization and efficiency improvements brought about by technological enhancements create a dynamically positive environment for stocks. In the same respect, we are reluctant to extend portfolio risk much beyond current levels due to the high equity valuations. We prefer to make allocation changes only if diversification can be maintained, and portfolio risk is not measurably extended.








[PIE CHART APPEARS HERE]

                             ASSET CLASS DIVERSIFICATION
                             AS OF JUNE 30, 1998+

                             1)Cash Equivalent          27%
                             2)Short Term Bonds          5%
                             3)Mortgage-Backed          26%
                             4)Treasuries                9%
                             5)Corporate Bonds          13%
                             6)Other Bonds               1%
                             7)Domestic Stocks          18%
                             8)Foreign Stocks            1%

                                            + may not reflect current allocation

INCOME PORTFOLIO

PORTFOLIO MANAGER:
STEPHEN C. SCOTT
WM ADVISORS, INC.

The Strategic Asset Management Portfolios are managed by Senior Portfolio Manager, Steve Scott. Mr. Scott is a pioneer in the business of asset allocation, with over 28 years experience. He is the architect and founder of the SAM Portfolios and holds both a B.S. and an MBA from California State University, Long Beach.

PERFORMANCE REVIEW

The SAM Income Portfolio returned 8.71% (3.82% adjusted for the maximum sales charge) for the year ended June 30, 1998. The year was characterized by market volatility and change. During the period, the WM Group of Funds were introduced as a result of the merger between Sierra and Composite Funds. We are pleased to report the architectural design, fundamental policies, and management of the SAM Portfolios continued to provide benefits to shareholders. In addition, the continuity of asset management personnel for the SAM Portfolios remained in place. The Fund continued to beat its benchmark index since inception, while being managed with an effort to reduce volatility relative to single asset class investments. Long-term results continue to provide a premium over inflation; since inception, the Fund returned 4.82% above the rate of inflation (4.18% adjusted for the maximum sales charge)/3/. The 30-day SEC yield on the Income Portfolio was 5.05% as of June 30, 1998.

ECONOMIC / MARKET REVIEW

Strong economic fundamentals drove the financial markets forward in the 12-month period ended June 30, 1998. Low unemployment, strong consumer spending, low interest rates, and a booming housing market provided some

                             [GRAPH APPEARS HERE]
                GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)

                    Fund (Class A     Fund (Class A                             Lehman
                    Shares; not       Shares; adjusted                          Brothers
                    adjusted for      for the maximum        Capital Market     Aggregate
                    sales charge)     4.5% sales charge)     Benchmark /1/      Bond Index /2/
Inception
  Date                 $  10,000               $   9,550          $  10,000        $  10,000
Jun-91                 $  10,896               $  10,406          $  10,731        $  10,975
Dec-91                 $  12,033               $  11,492          $  11,386        $  12,187
Jun-92                 $  12,416               $  11,858          $  11,692        $  12,518
Dec-92                 $  12,890               $  12,310          $  12,023        $  13,090
Jun-93                 $  13,869               $  13,245          $  12,463        $  13,993
Dec-93                 $  14,245               $  13,604          $  12,709        $  14,366
Jun-94                 $  13,250               $  12,654          $  12,632        $  13,810
Dec-94                 $  13,177               $  12,584          $  12,857        $  13,947
Jun-95                 $  14,450               $  13,800          $  13,704        $  15,543
Dec-95                 $  15,373               $  14,681          $  14,277        $  16,523
Jun-96                 $  15,011               $  14,335          $  14,448        $  16,321
Dec-96                 $  15,717               $  15,010          $  14,983        $  17,121
Jun-97                 $  16,131               $  15,405          $  15,420        $  17,653
Dec-97                 $  17,019               $  16,254          $  16,051        $  18,779
Jun-98                 $  17,536               $  16,747          $  16,537        $  19,514

The performance of the Class B Shares was different than that indicated by the lines shown above for the Class A Shares, based on the difference in sales loads and fees paid by Class B shareholders.

1 The Income Portfolio's benchmark is a blended mix of capital market indices that is intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 50% Salomon Bros. 90-day T-Bills, 30% Lehman Bros Mutual Fund Short (1-5) Gov/Corp Index, 10% Lehman Bros Mortgage Index, and 10% Lehman Bros BAA LT Corporate Bond Index. Past investment performance does not guarantee future performance. The returns shown for the Portfolio assume reinvestment of all dividends/distributions by the shareholder.

2 The Lehman Brothers Aggregate Index is a broad-based index intended to represent the fixed-income market as a whole.

TOTAL RETURNS AS OF 6/30/98/4/                           1 YEAR    5 YEAR*   SINCE INCEPTION*
                                                                             (SEPTEMBER 30, 1990)
CLASS A SHARES
     Fund (not adjusted for sales charge)                8.71%     4.79%           7.52%
     Fund (adjusted for the maximum 4.5% sales charge)   3.82%     3.83%           6.88%
     Capital Market Benchmark/1/                         7.24%     5.82%           6.71%

CLASS B SHARES                                           1 YEAR    5 YEAR*   SINCE INCEPTION*
                                                                             (JUNE 30, 1994)
     Fund (not adjusted for sales charge)                7.90%      N/A            6.46%
     Fund (adjusted for the maximum CDSC)                2.90%      N/A            6.04%
     Capital Market Benchmark/1/                         7.24%      N/A            6.97%

3 The stated goals may or may not be met and are in no way a guarantee. Annual rate of inflation: 2.70%. Source: Ibbotson Associates

4 All performance shown prior to the November 1, 1996, asset conversion date
  (the date on which the majority of existing SAM clients voluntarily exchanged into the new SAM Portfolios) for the Sierra Asset Management Portfolios represents the performance of the Sierra Asset Management Account ("SAM Account"), a discretionary asset allocation service that invested in the Sierra Trust Funds. The SAM Account was not registered as an investment company under the Investment Company Act of 1940 ("Act") and therefore, was not subject to certain restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed significantly.

  For the period November 1, 1996 to June 30, 1998, the Advisor waived its management fee and absorbed other expenses, the Administrator waived a portion of its fee, and Custodian allowed credits. Prior to November 1, 1996, the Advisor, Administrator and Distributor waived a portion of their management or distribution fees, the Advisor and Administrator absorbed other expenses, and the Custodian allowed credits. In the absence of the waivers, absorption of other expenses or credits, yield and total return would have been lower.

  *Annualized

[PIE CHART APPEARS HERE]
                             MUTUAL FUND ALLOCATION
                             AS OF JUNE 30, 1998+
                             1)U.S.Government         40%
                               Securities Fund
                             2)Income Fund            30%
                             3)Short Term High        20%
                               Quality Bond Fund
                             4)Money Market Fund      10%

of the positive backdrop for economic growth. While both fixed-income and equity investments posted very positive results, it was not without volatility. The crisis in the Far East sent shock waves throughout the financial markets world-wide in the fourth quarter of 1997. The extent to which the Asian collapse ultimately impacts U.S. and European growth is not yet known, but the uncertainty is likely to increase market volatility until a turnaround becomes visible.

Interest rates fell during the period, with the yield on the 30-year Treasury Bond reaching a record low of 5.57% on June 15, 1998. With falling yields, the longer-term fixed-income holdings performed very well in the period. It seems the Federal Reserve has been correct in its decision to allow interest rates to remain unchanged in light of the prospective economic cooling influence from Asia. Inflation was dormant throughout the period. Recently, housing and medical costs have increased while wages continue to modestly accelerate, but most of these pressures have been countered by falling commodity prices. It is important to consider the inflation outlook as an indicator of the future direction of interest rates, given the Fed's anti-inflation stance.

INVESTMENT STRATEGY

The SAM Income Portfolio remained diversified in four fixed-income funds, representing six major asset classes. This broad diversification enables the Portfolio to manage risk during periods of market volatility. Asset classes ranging in risk levels from short-term money markets to long-term corporate bonds shield the Portfolio from drastic swings in one specific area of the financial markets.

The overall investment strategy for the period was to:

 .    Maintain a concentration (31%) in mortgages to boost overall yield
 .    Hold a small position in cash to manage risk in a volatile market
 .    Invest 66% of the Portfolio in AAA rated securities to reduce credit risk
 .    Maintain a bias towards intermediate-term bonds (portfolio duration of 4.1 years) to take advantage of falling rates and provide positive risk/reward characteristics.

REVIEW OF PORTFOLIO ALLOCATIONS

We have positioned the Portfolio to take advantage of current market trends as well as to manage overall portfolio risk levels. As interest rates fell in 1998, there was a rush to prepay mortgages, and mortgage-backed securities underperformed relative to other types of bonds. This hurt relative performance, but mortgages should bounce back if interest rates remain stable. The position in foreign bonds was reduced as the result of the merger of funds--this also reduced the currency exposure in a volatile foreign market-place. The overall fixed-income structure targets the intermediate portion of the yield curve which provides good risk/return elements. The Portfolio has been rebalanced during the period to keep asset levels at their target positions. These moves further diversify the assets and should work to manage the overall risk levels of the Income Portfolio given the outlook for interest rates.

OUTLOOK

Inflation remains weak and interest rates are low. Both the Bundesbank (Europe) and the Federal Reserve Board (U.S.) have announced they are closely watching inflation and maintaining a bias towards raising interest rates. If the negative impact from Asia is less than expected, and if consumption remains strong, the Federal Reserve may be forced to increase interest rates later in the year. This would be done to prevent the economy from overheating. We believe inflation is manageable and Fed Chairman Greenspan has been very effective in interest rate policy during this new paradigm. However, we believe domestic growth will increase. Therefore, until evidence shows us weakness beyond current forecasts, we are reluctant to extend portfolio risk.
[PIE CHART APPEARS HERE]
                             ASSET CLASS DIVERSIFICATION
                             AS OF JUNE 30, 1998+
                             1)Cash Equivalent          11%
                             2)Short-Term Bonds         20%
                             3)Mortgage-Backed          31%
                             4)Treasuries               11%
                             5)Corporate Bonds          26%
                             6)Other Bonds               1%
                                            + may not reflect current allocation
                                                                             31

PORTFOLIO OF INVESTMENTS
CALIFORNIA MONEY FUND

JUNE 30, 1998

 PRINCIPAL                                                             VALUE
   AMOUNT                                                            (NOTE 2)
 ---------                                                          -----------
 MUNICIPAL BONDS AND NOTES - 91.0%
   CALIFORNIA - 91.0%
            Alameda County, IDR:
 $1,000,000 Heat and Control Inc. Project, Series 1995A,
            3.550% due 11/01/2025+...............................   $ 1,000,000
    500,000 JMS Family Partnership, Series 1995A,
            3.550% due 10/01/2025+...............................       500,000
    600,000 California Educational Facilities Authority Revenue,
             Point Nazarene College,
            3.00% due 10/01/2021+................................       600,000
            California Health Facilities Financing Authority
             Revenue:
  1,500,000 Pooled Loan Program, Series B,
            3.100% due 10/01/2010+...............................     1,500,000
    200,000 Scripps Health, Series A,
            3.200% due 10/01/2022+...............................       200,000
    300,000 Scripps Health, Series B,
            3.200% due 10/01/2022+...............................       300,000
    300,000 Sutter Health, Series B,
            3.250% due 03/01/2020+...............................       300,000
            California Pollution Control Financing Authority:
    100,000 OMS Equity Stanislaus Project,
            3.700% due 12/01/2017+...............................       100,000
  1,500,000 Pacific Gas & Electric, Series 1996A,
            3.150% due 12/01/2016+...............................     1,500,000
    850,000 California State, Department of Veteran Affairs, Home
             Purchase Revenue Bonds, Series A,
            7.500% due 08/01/1998................................       852,858
  1,500,000 California State Economic Development Authority, IDR,
             Tri-Valley Growers,
             Series 1995F,
            3.250% due 12/01/2010+...............................     1,500,000
  1,000,000 California Statewide Communities Projects, MFHR,
             Ocotillo Place Apartments Project, Series 1998O,
            3.900% due 06/25/2024, (Mandatory Put on
            06/01/1999)+.........................................     1,000,000
    900,000 Chula Vista, Charter City Revenue, Home Depot Inc.
             Project,
            3.000% due 12/01/2010+...............................       900,000
    250,000 Contra Costa County, Water District Revenue, Series
             D,
            5.300% due 10/01/1998................................       251,005
    250,000 Contra Costa County, Water Treatment Revenue, Series
             A,
            4.300% due 10/01/1998................................       250,459
    500,000 Elk Grove, Unified School District, TRAN,
            4.500% due 06/30/1999................................       504,330
    230,000 Folsom Cordova, Unified School District, COP, 1998
             Financing Project,
            4.000% due 03/01/1999................................       230,215
    300,000 Galt, Community Facilities District, Special Tax #88-
             1, (Pre-refunded to 09/01/1998 @ 102%)
            7.700% due 09/01/2019................................       307,982
  1,000,000 Irvine, Improvement Board Act of 1915, Assessment
             District 89-10,
            3.300% due 09/02/2015+...............................     1,000,000
    105,000 King City, GO, Joint Unified High School District,
            4.000% due 08/01/1998................................       105,042

 PRINCIPAL                                                             VALUE
   AMOUNT                                                            (NOTE 2)
 ---------                                                          -----------
 $1,000,000 Livermore, MFHR, Portola Meadows Apartments, Series
             1989A,
            3.100% due 05/01/2019+...............................   $ 1,000,000
            Los Angeles, Regional Airports Improvement Corp.,
             Lease Revenue:
    100,000 American Airlines Inc., Series 1984C,
            4.000% due 12/01/2024+...............................       100,000
  1,000,000 Los Angeles International - Two Corp., Sublease,
            4.000% due 12/01/2025+...............................     1,000,000
    100,000 Los Angeles County, COP, (Pre-refunded to 06/01/1999
             @ 102%)
            7.000% due 06/01/2004................................       104,945
    700,000 Los Angeles County, Pension Obligation, Refunding
             Revenue, Series A,
            3.100% due 06/30/2007+...............................       700,000
    700,000 Los Angeles County, Unified School District, COP,
             Belmont Learning Complex, Series 1997A,
            3.200% due 12/01/2017+...............................       700,000
    100,000 Mesa, Water District, COP,
            4.000% due 03/15/1999................................       100,216
    365,000 Mountain View, School District, Community Facilities,
             Special Tax, Series 1998A,
            4.000% due 10/01/1998................................       365,329
  1,000,000 Orange County, Apartment Development Revenue, Wood
             Canyon Villas,
            3.200% due 12/01/2021+...............................     1,000,000
    500,000 Orange County, COP, Florence Crittendoc Services,
            3.200% due 03/01/2016+...............................       500,000
  2,000,000 Orange County, Fire Authority, TRAN,
            4.250% due 09/17/1998................................     2,001,436
    850,000 Orange County, Local Transportation Authority, Sales
             Tax Revenue,
            5.000% due 02/15/1999................................       856,775
    400,000 Orange County, Sanitation Districts, COP,
            3.000% due 08/01/2013+...............................       400,000
    700,000 Orange County, Water Districts, COP, Series B,
            3.550% due 08/15/2015+...............................       700,000
            Palm Springs, Community Redevelopment Agency, COP:
    100,000 Headquarters Hot-1,
            3.250% due 12/01/2014+...............................       100,000
    900,000 Headquarters Hot-9,
            3.250% due 12/01/2014+...............................       900,000
    600,000 Headquarters Hot-11,
            3.250% due 12/01/2014+...............................       600,000
  1,000,000 Rancho Mirage, Joint Power Financing Authority, COP,
             Eisenhower Medical Center, Series 1997B,
            3.200% due 07/01/2022+...............................     1,000,000
    495,000 Redwood City, Public Financing Authority, Lease
             Revenue, Capital Facilities Project,
            4.000% due 07/15/1999................................       496,465
    964,000 Riverside County, Public Facilities Authority, COP,
             Series B,
            3.000% due 12/01/2015+...............................       964,000
    110,000 Sacramento, Redevelopment Agency, Tax Allocation,
             Merged Downtown Redevelopment Project, Series A,
            4.000% due 11/01/1998................................       110,144

                       See Notes to Financial Statements.

CALIFORNIA MONEY FUND

JUNE 30, 1998

 PRINCIPAL                                                             VALUE
   AMOUNT                                                            (NOTE 2)
 ---------                                                          -----------
 MUNICIPAL BONDS AND NOTES - (CONTINUED)
   CALIFORNIA - (CONTINUED)
 $  200,000 Sacramento, TRAN,
            4.500% due 09/30/1998................................   $   200,434
    300,000 San Bernardino County, IDR, Master Holco Inc.,
            3.000% due 12/01/2006+...............................       300,000
    750,000 San Bernardino County, MFHR, Village Green
             Apartments, Series 1998A,
            3.800% due 06/25/2024 (Mandatory Put on 06/01/1999)..       750,000
  1,800,000 San Jose, Redevelopment Agency Revenue, Merged Area
             Redevelopment Project, Series B,
            3.000% due 07/01/2026+...............................     1,800,000
  1,300,000 Santa Barbara County, TRAN, Series A,
            4.500% due 10/01/1998................................     1,302,652
            Santa Clara, Electric Revenue:
    600,000 Series A,
            3.150% due 07/01/2010+...............................       600,000
    100,000 Series B,
            3.150% due 07/01/2010+...............................       100,000
    175,000 Santa Clara County, TRAN,
            4.750% due 10/01/1998................................       175,489
            Southern California Public Power Authority: Palo
    100,000  Verde Project, Series C,
            3.100% due 07/01/2017+...............................       100,000
  1,900,000 Southern Transmission Project,
            3.100% due 07/01/2019+...............................     1,900,000
    250,000 Yorba Linda, Redevelopment Agency, Tax Allocation
             Revenue,
            6.750% due 09/01/2014+...............................       256,294
                                                                    -----------
            Total Municipal Bonds and Notes
            (Cost $34,086,070)...................................    34,086,070
                                                                    -----------
   SHARES
   ------
 INVESTMENT COMPANY SECURITY - 11.0%
  4,115,435 Dreyfus Basic California Municipal Money Market Fund
            (Cost $4,115,435)....................................     4,115,435
                                                                    -----------

TOTAL INVESTMENTS (Cost $38,201,505*)....................... 102.0%  38,201,505
OTHER ASSETS AND LIABILITIES (NET)..........................  (2.0)    (733,638)
                                                             -----  -----------
NET ASSETS.................................................. 100.0% $37,467,867
                                                             =====  ===========

-------------
* Aggregate cost for federal tax purposes is $38,201,505.
+ Variable rate security that is payable on demand or upon a five business day notice, and secured by a letter of credit, liquidity agreement or other credit support. The interest rate shown reflects the rate currently in ef-fect.

California Money Fund had the following industry concentrations greater than 10% at June 30, 1998 (as a percentage of net assets): (Unaudited)

Industrial Development
Revenue           17.9%
General Purpose   13.6%


                               GLOSSARY OF TERMS

  COP   - Certificate of Participation
  GO    - General Obligation Bonds
  IDR   - Industrial Development Revenue
  MFHR  - Multi-family Housing Revenue
  TRAN  - Tax and Revenue Anticipation Note

                       See Notes to Financial Statements.

TARGET MATURITY 2002 FUND

JUNE 30, 1998

 PRINCIPAL                                                              VALUE
   AMOUNT                                                              (NOTE 2)
 ----------                                                           ----------
 U.S. TREASURY OBLIGATION - 100.9%
   U.S. TREASURY STRIP
 $3,235,000 Zero coupon due 11/15/2002.............................   $2,558,335
                                                                      ----------

TOTAL INVESTMENTS (Cost $2,464,353*)......................... 100.9%  2,558,335
OTHER ASSETS AND LIABILITIES (NET)...........................  (0.9)    (22,487)
                                                              -----  ----------
NET ASSETS................................................... 100.0% $2,535,848
                                                              =====  ==========

-------------
*  Aggregate cost for federal tax purposes is $2,464,353.


                               GLOSSARY OF TERMS

  STRIP - Separate trading of registered
         interest and
         principal of securities

                       See Notes to Financial Statements.

SHORT TERM HIGH QUALITY BOND FUND

JUNE 30, 1998

 PRINCIPAL                                                              VALUE
   AMOUNT                                                             (NOTE 2)
 ----------                                                          -----------
 CORPORATE NOTES - 29.9%
 $  400,000 Colonial Realty, Sr. Note,
            7.500% due 07/15/2001.................................   $   414,000
  1,000,000 Crane Company, Note,
            7.250% due 06/15/1999.................................     1,011,510
  1,220,000 CSX Corp, Deb.,
            9.500% due 08/01/2000.................................     1,298,666
    400,000 ERP Operating LP,
            8.500% due 05/15/1999++...............................       407,544
    500,000 Federated Department Stores,
            6.790% due 07/15/2027.................................       511,525
  1,500,000 General Electric Capital Corporation, Series A, MTN,
            5.800% due 04/24/2000.................................     1,500,000
  1,500,000 McDonald Douglas Finance Corp., Series X, MTN,
            6.710% due 07/19/2000.................................     1,516,215
  1,500,000 Merrill Lynch Finance Corp.,
             Series B, MTN,
            6.100% due 10/04/1999.................................     1,506,870
    200,000 Nabisco, Inc., Industrial Note,
            6.300% due 08/26/1999++...............................       199,840
  1,500,000 Sun Communities, Inc., Sr. Note,
            7.625% due 05/01/2003.................................     1,554,210
            Taubman Realty Corporation, MTN:
    300,000 7.400% due 06/10/2002.................................       314,037
    500,000 7.500% due 06/15/2002.................................       516,395
    100,000 Time Warner, Inc.,
            7.950% due 02/01/2000.................................       102,756
  1,500,000 Travelers Inc., Notes,
            6.125% due 06/15/2000.................................     1,507,500
    500,000 US West Capital Funding, Inc.,
            6.125% due 07/15/2002.................................       500,010
                                                                     -----------
            Total Corporate Notes (Cost $12,793,716)..............    12,861,078
                                                                     -----------
 U.S. TREASURY NOTES - 27.3%
    500,000 6.000% due 08/15/2000.................................       504,765
  3,000,000 5.750% due 11/15/2000.................................     3,015,000
  2,000,000 5.625% due 11/30/1999.................................     2,002,500
    650,000 5.250% due 01/31/2001.................................       645,938
  3,000,000 5.625% due 02/15/2006.................................     3,012,180
    500,000 5.625% due 02/28/2001.................................       501,250
  2,000,000 6.250% due 04/30/2001.................................     2,037,180
                                                                     -----------
            Total U.S. Treasury Notes (Cost $11,737,587)..........    11,718,813
                                                                     -----------
 ASSET-BACKED SECURITIES - 16.6%
    300,000 Conti-Mortgage Home Equity Loan Trust, 1996-4-A6,
            6.710% due 06/15/2014.................................       302,529
    300,000 Green Tree Financial Corporation, 1995-6-B1,
            7.700% due 09/15/2026.................................       305,413
    300,000 Green Tree Home Equity Loan Trust, 1997-B-A5,
            7.150% due 04/15/2027.................................       306,500
  1,962,628 Green Tree Security Mortgage Trust, 1994-A,
            6.900% due 02/15/2004.................................     1,968,761
    300,000 H & T Master Trust,
            8.430% due 08/15/2002++...............................       300,422
    600,000 MBNA Master Credit Card Trust, 1995-E-A,
            5.876% due 01/15/2005+................................       602,808
            Merrill Lynch Mortgage Investors, Inc.:
     13,787 1991-B-A,
            9.200% due 04/15/2011.................................        13,858
    269,248 1992-B-A4,
            7.850% due 04/15/2012.................................       276,528
     71,120 Old Stone Credit Corporation, 1992-4A,
            6.550% due 11/15/2007.................................        71,009

 PRINCIPAL                                                             VALUE
   AMOUNT                                                            (NOTE 2)
 ----------                                                         -----------
 ASSET-BACKED SECURITIES - (CONTINUED)
 $1,000,000 Standard Credit Card Master Trust, 1994-4A,
            8.250% due 11/07/2003................................   $ 1,065,620
  1,200,000 The Money Store Home Equity Trust, 1997-C-AF,
            6.307% due 08/15/2012................................     1,201,500
    696,423 World Omni Automobile Lease Securitization, 1996-B,
            6.850% due 11/15/2002++..............................       707,305
                                                                    -----------
            Total Asset-Backed Securities (Cost $7,091,742)......     7,122,253
                                                                    -----------
 U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES - 13.9%
   FEDERAL HOME LOAN MORTGAGE CORPORATION
   (FHLMC) - 0.8%
    326,612 #A01226, Seasoned,
            9.500% due 08/01/2016 (Cost $353,181)................       354,051
                                                                    -----------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
   (GNMA) - 4.6%
    169,725 #038720, Seasoned,
            11.000% due 02/15/2010**.............................       189,479
     52,647 #130183, Seasoned,
            11.000% due 05/15/2015**.............................        59,171
    171,295 #131917, Seasoned,
            11.000% due 10/15/2015**.............................       192,522
     22,348 #132833, Seasoned,
            11.000% due 12/15/2015**.............................        25,167
     54,327 #139704, Seasoned,
            11.000% due 11/15/2015**.............................        61,059
    174,076 #140835, Seasoned,
            11.000% due 11/15/2015**.............................       195,287
    134,075 #153965, Seasoned,
            10.000% due 02/15/2019...............................       147,243
     64,698 #189482, Seasoned,
            11.000% due 04/15/2020**.............................        72,962
    709,111 #262996, Seasoned,
            10.000% due 01/15/2019...............................       778,072
    152,846 #291375, Seasoned,
            11.000% due 08/15/2020**.............................       172,943
     84,676 #377550, Seasoned,
            8.000% due 03/15/2012................................        87,745
                                                                    -----------
            Total GNMAs (Cost $1,973,719)........................     1,981,650
                                                                    -----------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION II
   (GNMA II) - 0.6%
    250,190 9.000% due 04/20/2025 (Cost $267,361)................       266,243
                                                                    -----------
   ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES (ARM) - 5.0%
    412,145 Federal Home Loan Mortgage Corporation (FHLMC),
             #845988,
            7.859% due 11/01/2021+...............................       428,824
            Federal National Mortgage Association (FNMA):
    404,600 #82247,
            6.250% due 04/01/2019+...............................       407,129
    178,197 #124571,
            7.649% due 11/01/2022+...............................       184,323
    219,707 #152205,
            7.398% due 01/01/2019+...............................       226,812
    294,219 #141461,
            7.577% due 11/01/2021+...............................       299,229
    592,492 #313257,
            6.258% due 11/01/2035+...............................       596,195
                                                                    -----------
            Total ARMs (Cost $2,122,711).........................     2,142,512
                                                                    -----------

                       See Notes to Financial Statements.

SHORT TERM HIGH QUALITY BOND FUND

JUNE 30, 1998

 PRINCIPAL                                                             VALUE
   AMOUNT                                                            (NOTE 2)
 ----------                                                         -----------
 U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES - (CONTINUED)
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 2.9%
 $  250,657 #250235, 7 Year Balloon,
            8.500% due 02/01/2002................................   $   256,266
    317,745 #313030, Seasoned,
            10.000% due 05/01/2022**.............................       349,265
    588,127 #313641, Seasoned
            8.500% due 11/01/2017................................       617,163
                                                                    -----------
            Total FNMAs (Cost $1,217,483)........................     1,222,694
                                                                    -----------
            Total U.S. Government Agency Mortgage-Backed
             Securities
             (Cost $5,934,455)...................................     5,967,150
                                                                    -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 9.0%
     29,058 Chemical Mortgage Securities Inc., 1993-1-A4,
            7.450% due 02/25/2023................................        29,022
            Countrywide Funding Corporation:
     92,587 1994-1-A3,
            6.250% due 03/25/2024................................        91,747
    170,000 1994-C-A5,
            6.375% due 03/25/2024................................       169,308
    353,610 Federal Home Loan Mortgage Corporation (FHLMC), P/O,
             REMIC, #1719-C,
            Zero coupon due 04/15/1999...........................       343,002
            General Electric Capital Mortgage Association:
    296,558 1994-27-A1,
            6.500% due 07/25/2024................................       295,942
  1,850,000 1996-HE3-A3,
            7.150% due 09/25/2026................................     1,901,295
    580,220 Norwest Asset Securities Corporation, 1996-5-A13,
            7.500% due 11/25/2026................................       583,665
    427,049 Prudential Home Mortgage Securities, 1993-43-A1,
            5.400% due 10/25/2023................................       423,978
     31,654 Ryland Acceptance Corporation,
            8.950% due 08/20/2019................................        31,683
                                                                    -----------
            Total Collateralized Mortgage Obligations
             (Cost $3,817,816)...................................     3,869,642
                                                                    -----------
 FOREIGN GOVERNMENT BONDS - 2.3%
 $1,000,000 Ontario (Province of Canada),
            6.125% due 06/28/2000 (Cost $1,004,004) .............   $ 1,005,350
                                                                    -----------

TOTAL INVESTMENTS (Cost $42,379,320*).......................  99.0%  42,544,286
OTHER ASSETS AND LIABILITIES (NET)..........................   1.0      418,490
                                                             -----  -----------
NET ASSETS.................................................. 100.0% $42,962,776
                                                             =====  ===========

-------------
*   Aggregate cost for federal tax purposes is $42,379,320.
** A portion or all of these securities are pledged as collateral for futures contracts.
+ Variable rate security. The interest rate shown reflects the rate currently in effect.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 NUMBER OF                                                          UNREALIZED
 CONTRACTS                                                        (DEPRECIATION)
 ---------                                                        --------------
 FUTURES CONTRACTS - SHORT POSITION
     12    U.S. Treasury Note, Five Year, September 1998.......      $(6,730)
                                                                     ========


                               GLOSSARY OF TERMS

  BALLOON - Five- and seven-year mortgages
            with larger dollar amounts of
            payments falling due in the later
            years of the obligation.
  LP      - Limited Partnership
  MTN     - Medium Term Note
  P/O     - Principal Only
  REMIC   - Real Estate Mortgage Investment
           Conduit

                       See Notes to Financial Statements.

CALIFORNIA MUNICIPAL FUND

JUNE 30, 1998

  PRINCIPAL                                                            VALUE
   AMOUNT                                                            (NOTE 2)
  ---------                                                         -----------
 MUNICIPAL BONDS AND NOTES - 101.9%
 CALIFORNIA - 101.4%
 $ 5,360,000 Alhambra, Improvement Board Act of 1915, Assessment
              District No. 1, Public Works, (MBIA Insured),
             6.125% due 09/02/2018...............................   $ 5,755,300
   2,000,000 Anaheim, Public Financing Authority Revenue,
              Residual Interest Bond, (MBIA Insured),
             8.930% due 12/28/2018+..............................     2,565,000
   1,000,000 Arcadia, Hospital Revenue Authority,
              (Methodist Hospital),
             6.500% due 11/15/2012...............................     1,070,000
   2,000,000 Barstow Redevelopment Agency, Central Redevelopment
              Project, Tax Allocation, Series A, (MBIA Insured),
             7.000% due 09/01/2014...............................     2,465,000
   1,000,000 Brawley, Wastewater Treatment Facility, (AMBAC
              Insured),
             5.000% due 07/01/2016...............................     1,006,250
   1,000,000 Brea & Olinda, Unified School District, (High School
              Refinancing Project), COP, Series A, (FSA Insured),
             6.000% due 08/01/2009...............................     1,076,250
   4,715,000 California Educational Facilities Authority Revenue,
              (College of Osteopathic Medicine), (Pre-refunded to
              06/01/2003),
             7.500% due 06/01/2018...............................     5,428,144
             California Health Facilities Authority Revenue:
   1,000,000 (Kaiser Permanent), Series A, (FSA Insured)
             7.000% due 12/01/2010...............................     1,080,000
  10,250,000 (Enloe Health Systems), Series A,
             5.000% due 11/15/2028...............................     9,916,875
             California Housing Finance Agency, Home Mortgage,
              AMT:
             Series A, (Multi-family Housing III),
             (MBIA Insured):
   1,000,000 5.850% due 08/01/2017...............................     1,056,250
   3,000,000 5.950% due 08/01/2028...............................     3,153,750
             Series B, (MBIA Insured):
   1,000,000 6.000% due 08/01/2016...............................     1,062,500
   2,000,000 6.100% due 02/01/2028...............................     2,122,500
   1,000,000 Series N, (FHA/VA Insured),
             6.375% due 02/01/2027...............................     1,078,750
             California Housing Finance Agency, Home Ownership &
              Improvement Revenue:
   1,500,000 Series 1988G, AMT, (FHA Insured),
             8.150% due 08/01/2019...............................     1,531,305
   2,150,000 Series 1989D, AMT, (FHA Insured),
             7.500% due 08/01/2020...............................     2,227,701
   5,010,000 Series C, AMT, (FHA Insured),
             6.650% due 08/01/2014...............................     5,423,325
     665,000 Series D, AMT, (MBIA Insured),
             6.300% due 08/01/2014...............................       709,888
   2,630,000 Series F, AMT, (MBIA Insured),
             6.800% due 08/01/2014...............................     2,889,712
   3,385,000 Series F-2, (FHA Insured),
             7.250% due 08/01/2016...............................     3,698,113
             California, Pollution Control Financing
              Authority, PCR:
   1,000,000 (Keller Canyon Landfill Company Project), AMT,
             6.875% due 11/01/2027...............................     1,101,250
   2,890,000 (Mobil Oil Corporation Project),
             5.500% due 12/01/2029...............................     2,944,188

  PRINCIPAL                                                            VALUE
   AMOUNT                                                            (NOTE 2)
  ---------                                                         -----------
 $ 2,500,000 (San Diego Gas and Electric), Series A, AMT, (AMBAC
             Insured),
             5.850% due 06/01/2021...............................   $ 2,621,875
             (Southern California Edison Company):
  13,250,000 Series B, AMT, (AMBAC Insured),
             6.400% due 12/01/2024...............................    14,492,188
   5,000,000 Series B, AMT, (FGIC Insured),
             6.400% due 12/01/2024...............................     5,468,750
   6,565,000 (Tracy Material Recovery Project), Series A, AMT,
             6.600% due 08/01/2014...............................     6,664,854
   5,000,000 (Waste Management), Series A, AMT,
             7.150% due 02/01/2011...............................     5,425,000
   3,100,000 (Waste Removal Systems), Series A, AMT,
             7.100% due 11/01/2009...............................     3,266,625
   2,250,000 California Residential Efficiency Financing
              Authority, (First Resource Efficiency), (AMBAC
              Insured),
             6.000% due 07/01/2017...............................     2,424,375
   1,355,000 California Rural Home Mortgage Finance Authority,
              SFMR, Mortgage-Backed Securities Project, Series A-
              2, AMT, (GNMA Insured),
             7.950% due 12/01/2024...............................     1,549,781
     415,000 California State, GO, (MBIA Insured),
             6.000% due 10/01/2014...............................       448,200
             California Statewide Communities Development
              Authority, COP:
   3,000,000 (Cedars-Sinai Medical Center), (MBIA Insured),
             6.500% due 08/01/2012...............................     3,483,750
     735,000 (Childrens Campus),
             6.500% due 09/01/2022...............................       790,125
  14,800,000 California Statewide Communities Development
              Authority Revenue, (Sherman Oaks Project), Series
              A, (AMBAC Insured),
             5.000% due 08/01/2022...............................    14,467,000
   5,715,000 Carson, Improvement Board Act of 1915, GO,
             7.375% due 09/02/2022...............................     6,150,769
   4,675,000 Chula Vista, IDR, (San Diego Gas and Electric),
              Series A, AMT, (AMBAC Insured),
             6.400% due 12/01/2027...............................     5,113,281
   2,950,000 Chula Vista, Redevelopment Agency, Tax Allocation
              Revenue,
             8.625% due 09/01/2024...............................     3,606,375
             Contra Costa County, Finance Authority, Tax
              Allocation Revenue, Series A:
   1,595,000 7.000% due 08/01/2009...............................     1,746,525
   1,000,000 7.100% due 08/01/2022...............................     1,092,500
   2,500,000 Davis, Public Facilities Finance Authority, Mace
              Ranch Area, Series A,
             6.600% due 09/01/2025...............................     2,609,375
   3,215,000 Delano, COP, Series A,
             9.250% due 01/01/2022...............................     3,721,363
   8,985,000 East Bay Regional Parks District, GO, Series D,
             5.000% due 09/01/2023...............................     8,906,381
   1,985,000 El Cajon, COP, (Helix View Nursing Hospital),
              Limited Obligation, Series 1990, AMT, (FHA
              Insured),
             7.750% due 02/01/2029...............................     2,020,333

                       See Notes to Financial Statements.

CALIFORNIA MUNICIPAL FUND

JUNE 30, 1998

  PRINCIPAL                                                           VALUE
   AMOUNT                                                           (NOTE 2)
  ---------                                                        -----------
 MUNICIPAL BONDS AND NOTES -  (CONTINUED)
 CALIFORNIA -  (CONTINUED)
 $ 4,785,000 Fairfield Housing Authority Revenue, Mortgage
              Revenue, (Creekside Estates Project),
             7.875% due 02/01/2015...............................  $ 5,000,325
   5,000,000 Foothill Eastern Transportation Corridor Agency,
              Series A,
             Zero coupon due 01/01/2008..........................    3,775,000
   2,000,000 Gilroy, Unified School District, COP, (Measure J
              Capital Projects), (FSA Insured),
             6.250% due 09/01/2012...............................    2,225,000
   2,000,000 Huntington Park, Public Financing Authority Lease
              Revenue, (Waste Water System Project),
             6.200% due 10/01/2025...............................    2,027,500
   5,000,000 Imperial Irrigation District, Electric Revenue,
              (MBIA Insured)
             5.000% due 11/01/2018...............................    4,931,250
   2,000,000 Irvine, Meadows Mobile Home Park Revenue, Series A,
              (GNMA Collateral)
             5.700% due 03/01/2018...............................    2,000,000
   1,250,000 Kings County, Waste Management Authority, Solid
              Waste Revenue, AMT,
             7.200% due 10/01/2014...............................    1,396,875
   1,500,000 La Verne, Public Financing Authority, Capital
              Improvement,
             7.250% due 09/01/2026...............................    1,642,500
             Los Angeles, Community Redevelopment Agency, AMT:
   1,425,000 5.850% due 12/01/2026...............................    1,425,000
   2,055,000 (Hollywood Redevelopment Project), Series C, (MBIA
             Insured),
             5.000% due 07/01/2022...............................    2,008,762
   3,490,000 Series C, (AMBAC Insured),
             6.750% due 07/01/2014...............................    3,804,100
   1,000,000 Los Angeles County, Master Refunding Project,
              (Inverse Floater),
             9.330% due 06/01/2015+..............................    1,192,500
             Los Angeles County, MFHR, AMT, (GNMA Insured):
   3,000,000 (Park Parthenia Project),
             7.400% due 01/20/2022...............................    3,076,560
   1,000,000 (Ridgecroft Apartments Project), Series E, (GNMA
             Collateral),
             6.250% due 09/20/2039...............................    1,058,750
             Los Angeles County, Residual Interest Bond:
   3,740,000 (Edmund D. Edelman Children's Center), COP, (AMBAC
             Insured),
             6.000% due 04/01/2012...............................    3,997,125
   6,110,000 (Pension Obligation), COP, (MBIA Insured),
             6.900% due 06/30/2008...............................    7,309,087
   1,360,000 Los Angeles County, Single Family Housing Revenue,
              Series B, (GNMA Insured),
             7.600% due 08/01/2016...............................    1,513,000
     395,000 Los Angeles Home Mortgage Revenue, Mortgage-Backed
              Securities Project, (GNMA Insured),
             8.100% due 05/01/2017...............................      445,856
     415,000 Los Angeles, SFMR, Program 1990, Issue A, AMT, GNMA
              collateralized,
             7.550% due 12/01/2023...............................      432,638

  PRINCIPAL                                                            VALUE
   AMOUNT                                                            (NOTE 2)
  ---------                                                         -----------
 $ 2,785,000 Needles, Public Utilities Authority Revenue,
              (Utilities System Aquisition Project), Series A,
             6.500% due 02/01/2022...............................   $ 2,913,806
   3,500,000 Novato, Special Tax Revenue, (Community Facilities
              District),
             7.200% due 08/01/2015...............................     3,775,625
   2,000,000 Oakland, Revenue Bonds, (YMCA East Bay Project),
             7.100% due 06/01/2010...............................     2,202,500
             Oakland, Unified School District:
   2,645,000 7.000% due 11/15/2011...............................     2,892,969
   3,445,000 COP, Energy Retrofit,
             6.750% due 11/15/2014...............................     3,711,988
   4,500,000 Palm Desert, Financing Authority, Tax Allocation
              Revenue, (MBIA Insured), (Inverse Floater),
             8.705% due 04/01/2022+..............................     5,315,625
   1,150,000 Palm Springs, Financing Authority, (Convention
              Center Project), Series A, (MBIA Insured),
             6.750% due 11/01/2021...............................     1,256,375
             Port Oakland, AMT, (Mitsu Osk Lines Ltd.), Series A:
   3,030,000 6.750% due 01/01/2012...............................     3,242,100
   2,300,000 6.800% due 01/01/2019...............................     2,452,375
   3,000,000 Rancho, Water District Financing Authority, Residual
              Interest Bond, (AMBAC Insured), (Pre-refunded to
              09/11/2001),
             9.024% due 08/17/2021+..............................     3,521,250
   2,750,000 Redding, Electrical Systems Revenue, COP, (Inverse
              Floater), (MBIA Insured),
             8.670% due 07/08/2022+..............................     3,746,875
   1,000,000 Redondo Beach, Public Financing Authority Revenue,
              (South Bay Center Redevelopment Project),
             7.125% due 07/01/2026...............................     1,116,250
   1,500,000 Riverside, School District, Special Project,
             7.250% due 09/01/2018...............................     1,620,000
   6,500,000 Sacramento County, Airport System Revenue, Series
              1989, AMT, (AMBAC Insured),
             7.000% due 07/01/2020...............................     6,804,525
   1,000,000 Salinas, California Improvement Board, Act 1915,
              Special Assessment District #90-1, Series C-185,
             5.400% due 09/02/2012...............................       990,000
  10,000,000 San Bernardino County, COP, (MBIA Insured), Residual
              Interest Bond,
             7.450% due 07/01/2016+..............................    10,675,000
   4,000,000 San Diego County, Residual Interest Bond, COP,
              Series B, (MBIA Insured), (Pre-refunded to
              04/27/2006),
             8.520% due 04/08/2021+..............................     5,200,000
   1,000,000 San Dimas, Housing Authority Revenue, (Charter Oak
              Mobile Home Project), Series A, (FNMA Collateral)
             5.700% due 07/01/2028...............................       970,000
             San Francisco, City and County, Multi-family
              Mortgage Revenue, Series A, (FNMA Insured):
   1,000,000 6.350% due 02/15/2012...............................     1,046,250
   1,250,000 6.450% due 02/15/2024...............................     1,301,563

                       See Notes to Financial Statements.

CALIFORNIA MUNICIPAL FUND

JUNE 30, 1998

  PRINCIPAL                                                            VALUE
   AMOUNT                                                            (NOTE 2)
  ---------                                                         -----------
 MUNICIPAL BONDS AND NOTES -  (CONTINUED)
 CALIFORNIA -  (CONTINUED)
             San Francisco, City and County, Redevelopment
              Agency, Lease Revenue, Capital Appreciation,
              (George R. Moscone Project):
 $ 3,750,000 Zero coupon due 07/01/2011..........................   $ 1,964,062
   4,250,000 Zero coupon due 07/01/2013..........................     1,960,313
     270,000 San Francisco, City and County, SFMR, AMT, GNMA and
              FNMA Mortgage-Backed Securities Program,
             7.450% due 01/01/2024...............................       282,487
   2,370,000 San Jose, Financing Authority Revenue, Series C,
             7.000% due 09/02/2015...............................     2,424,036
   3,000,000 Santa Clarita, Community Development Authority,
             7.500% due 11/15/2012...............................     3,195,000
   4,765,000 Santa Rosa, Mortgage Revenue, (Channate Lodge), (FHA
              Insured),
             6.700% due 12/01/2024...............................     5,128,331
   3,050,000 Shasta, Joint Powers Financing Authority, Lease
              Revenue, (County Courthouse Improvement Project),
              Series A, (MBIA Insured),
             5.000% due 06/01/2023...............................     2,981,375
   2,000,000 Shasta Lake, COP, (FSA Insured),
             6.000% due 04/01/2016...............................     2,167,500
   5,000,000 Sierra View, Healthcare District Revenue, (ACA
              Insured),
             5.250% due 07/01/2018...............................     4,900,000
   5,000,000 South Orange County, Public Financing Authority,
              Special Tax Revenue, Sr. Lien, Series A, (MBIA
              Insured),
             6.200% due 09/01/2013...............................     5,468,750
             Southern California, Housing Finance Agency, SFMR,
              GNMA and FNMA Mortgage-Backed Securities Program:
   1,035,000 Series 1988A, AMT, GNMA collateralized,
             8.125% due 02/01/2021...............................     1,183,781
   1,545,000 Series A, (GNMA Collateral),
             7.350% due 09/01/2024...............................     1,622,250
     195,000 Series B, (GNMA Collateral),
             6.900% due 10/01/2024...............................       206,944
      55,000 Stockton, Community Facilities Supplemental Tax #90-
              2, SFMR, GNMA Mortgage-Backed Securities Program,
              (Brookside Estates), AMT,
             7.450% due 08/01/2010...............................        61,325
   1,305,000 Stockton, Community Facilities Supplemental Tax #90-
              1, (Mello Roos-Weston Ranch), Series A,
             6.000% due 09/01/2018...............................     1,303,369
             University of California, Refunding Revenue:
  10,000,000 Multi-Purpose Projects, Series F, (FGIC Insured),
             5.000% due 09/01/2022...............................     9,775,000
   5,760,000 Research Facilities, Series C, (FSA Insured),
             5.000% due 09/01/2024...............................     5,630,400
   7,885,000 Research Facilities, Series D, (FSA Insured),
             5.000% due 09/01/2024...............................     7,707,587
   2,025,000 Vallejo, Public Financing Authority Revenue,
              (Fairgrounds Drive Assessment District),
             5.700% due 09/02/2011...............................     2,004,750
                                                                    -----------
                                                                    329,415,640
                                                                    -----------

  PRINCIPAL                                                           VALUE
   AMOUNT                                                            (NOTE 2)
  ---------                                                        ------------
 PUERTO RICO - 0.5%
 $ 1,647,018 Centro de Recaudaciones de Ingresos Municipales,
             6.850% due 10/17/2003..............................   $  1,737,603
                                                                   ------------
             Total Municipal Bonds and Notes
             (Cost $306,656,564)................................    331,153,243
                                                                   ------------
 SHORT-TERM MUNICIPAL BONDS - 0.2%
     700,000 Irvine Ranch, Water District Revenue,
             3.300% due 04/01/2033+.............................        700,000
       5,000 Los Angeles, Regional Airports Improvement,
              Corporate Lease Revenue, (Los Angeles
              International Airport),
             4.000% due 12/01/2025+.............................          5,000
                                                                   ------------
             Total Short-Term Municipal Bonds
             (Cost $705,000)....................................        705,000
                                                                   ------------

TOTAL INVESTMENTS (Cost $307,361,564*)..................... 102.1%  331,858,243
OTHER ASSETS AND LIABILITES (NET)..........................  (2.1)   (6,984,289)
                                                            -----  ------------
NET ASSETS................................................. 100.0% $324,873,954
                                                            =====  ============

-------------
* Aggregate cost for federal tax purposes is $307,361,564.
+ Floating Rate Security. The interest rate shown reflects the rate currently in effect.

California Municipal Fund had the following industry concentrations greater than 10% at June 30, 1998 (as a percentage of net assets): (Unaudited)

Tax District     13.6%
Retail Utility   12.1%
Health Care      11.8%
General Purpose  10.6%
Single-Family
 Housing         10.0%

California Municipal Fund had the following insurance concentrations greater than 10% at June 30, 1998 (as a percentage of net assets): (Unaudited)

MBIA             23.0%
AMBAC            17.9%


                               GLOSSARY OF TERMS

  ACA         - American Capital Access
  AMBAC       - American Municipal Bond Assurance Corporation
  AMT         - Alternative Minimum Tax
  CONNIE LEE  - College Construction Loan Association
  COP         - Certificates of Participation
  FGIC        - Financial Guaranty Insurance Corporation
  FHA         - Federal Housing Authority
  FNMA        - Federal National Mortgage Association
  FSA         - Financial Security Assurance
  GNMA        - Government National Mortgage Association
  GO          - General Obligation Bonds
  IDR         - Industrial Development Revenue
  MBIA        - Municipal Bond Investors Assurance
  MFHR        - Multi-family Housing Revenue
  PCR         - Pollution Control Revenue
  SFMR        - Single Family Mortgage Revenue
  VA          - Veterans' Administration

                       See Notes to Financial Statements.

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND

JUNE 30, 1998

 PRINCIPAL                                                             VALUE
   AMOUNT                                                            (NOTE 2)
 ---------                                                          -----------
 MUNICIPAL BONDS AND NOTES - 104.6%
   CALIFORNIA - 103.2%
            Alameda County:
 $1,000,000 COP, (Santa Rita Jail Project), (MBIA Insured),
            5.375% due 06/01/2009................................   $ 1,075,000
  1,000,000 Public Financing Authority Revenue, Marina Village
             Assesement District,
            5.950% due 09/02/2007................................     1,022,760
    625,000 Berkeley, Unified School District, Series C, (AMBAC
             Insured),
            5.875% due 08/01/2006................................       686,716
  1,000,000 California Health Facilities, Financing Authority
             Revenue, (Catholic Health Corporation), Series A,
             (AMBAC Insured),
            5.875% due 07/01/2009................................     1,096,250
            California Housing Finance Agency Revenue:
  2,245,000 Home Mortgage, Series B1, AMT, (AMBAC Insured),
            6.200% due 02/01/2007................................     2,441,438
    445,000 Series E, (MBIA Insured),
            6.05% due 08/01/2006.................................       477,819
            California State, GO:
  1,240,000 County Jail and School Building, (AMBAC Insured)
            7.250% due 08/01/2003................................     1,410,500
  1,000,000 (FGIC Insured),
            6.200% due 09/01/2005................................     1,118,750
  1,500,000 California State, Public Works Board, (Various
             California University Projects), Series A, (AMBAC
             Insured),
            5.900% due 12/01/2003................................     1,625,625
  1,495,000 California State University Revenue, Series AJ, AL,
             AM, AN, AP, AQ, AR, (AMBAC Insured),
            6.750% due 11/01/2007................................     1,603,388
  1,600,000 California Statewide Communities Development
             Authority, (Children's Hospital), (MBIA Insured),
            6.000% due 06/01/2007................................     1,780,000
  1,000,000 Castaic Lake, Water Agency, COP, (Water Systems
             Improvement Project), Series A, (MBIA Insured),
            5.600% due 08/01/2005................................     1,075,000
  1,000,000 Foothill Eastern Transportation Corridor Agency, Toll
             Road Revenue, Capital Appreciation, Sr. Lien, Series
             A,
            Zero coupon due 01/01/2004...........................       773,750
            Gilroy, Unified School District, COP, (FSA Insured):
  1,390,000 5.600% due 09/01/2003................................     1,478,613
  1,400,000 5.625% due 09/01/2004................................     1,499,750
  1,000,000 Inland Empire Solid Waste Financing Authority
             Revenue, (Landfill Improvement Financing Project),
             Series B, AMT, (FSA Insured),
            6.000% due 02/01/2006................................     1,095,000
  1,200,000 Los Angeles, COP
            5.000% due 02/01/2008................................     1,204,500
            Los Angeles, Community Redevelopment Agency, MFHR,
             (AMBAC Insured):
    485,000 5.650% due 07/01/2000................................       498,944
    950,000 6.000% due 07/01/2004................................     1,023,625

 PRINCIPAL                                                             VALUE
   AMOUNT                                                            (NOTE 2)
 ---------                                                          -----------
            Los Angeles, Department of Water and Power, Electric
             Revenue Bond, (MBIA Insured):
 $1,500,000 8.500% due 01/15/2002................................   $ 1,711,875
  1,000,000 5.400% due 09/01/2006................................     1,063,750
  1,000,000 Los Angeles, GO, Series A, (FGIC Insured),
            5.700% due 09/01/2008................................     1,070,000
  1,000,000 Los Angeles, Unified School District, COP:
            (FSA Insured),
            5.400% due 11/01/2009................................     1,000,200
  1,500,000 Series B, (AMBAC Insured),
            6.000% due 12/01/2001................................     1,591,875
  1,500,000 Los Angeles County, Capital Asset Leasing
             Corporation, Leasehold Revenue, (AMBAC Insured),
            6.000% due 12/01/2006................................     1,672,500
            Los Angeles County, Metropolitan Transportation
             Authority, Sales Tax Revenue, 1st Tier, Series A,
             (FSA Insured):
  2,000,000 5.250% due 07/01/2008#...............................     2,112,500
  1,800,000 5.250% due 07/01/2009#...............................     1,899,000
  2,000,000 5.250% due 07/01/2010#...............................     2,100,000
  1,000,000 Madera County, COP, Valley Children's Hospital, (MBIA
             Insured)
            6.250% due 03/15/2007................................     1,128,750
    564,000 Modesto, Mortgage Revenue Bond, (GNMA Insured),
            5.875% due 12/01/2004................................       597,840
    250,000 Oakland, Improvement Board Act of 1915, Medical Hill
             Parking, Assessment District #3, (MBIA Insured),
            6.000% due 09/02/2004................................       258,193
    600,000 Oakland Revenue Bonds, (YMCA East Bay Project),
            6.250% due 06/01/2000................................       615,000
  1,395,000 Oroville, Hospital Revenue, Series A, (MBIA Insured),
            5.000% due 12/01/2009................................     1,442,081
            Oxnard, Harbor District Revenue, (FSA Insured):
  1,075,000 7.000% due 08/01/2001................................     1,165,031
  1,155,000 7.000% due 08/01/2002................................     1,277,719
  1,240,000 7.000% due 08/01/2003................................     1,396,550
            Paramount, Redevelopment Agency Tax Allocation,
             (Redevelopment Project Area #1), (MBIA Insured):
  1,610,000 6.100% due 08/01/2006................................     1,771,000
  1,700,000 6.100% due 08/01/2007................................     1,870,000
    560,000 Pioneers Memorial Hospital District, GO, (AMBAC
             Insured), (Pre-refunded to 10/01/2004),
            7.000% due 10/01/2005................................       655,200
  1,280,000 Redondo Beach, Public Financing Authority Revenue,
             (South Bay Center Redevelopment Project),
            6.750% due 07/01/2006................................     1,395,200
  1,300,000 Sacramento, Municipal Utility District, Electric
             Revenue, (AMBAC Insured),
            5.500% due 05/15/2007................................     1,382,875
  1,050,000 Santa Ana, COP, (Santa Ana Recycling Project), Series
             A, AMT, (AMBAC Insured),
            5.400% due 05/01/2007................................     1,110,375

                       See Notes to Financial Statements.

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND

JUNE 30, 1998

 PRINCIPAL                                                             VALUE
   AMOUNT                                                            (NOTE 2)
 ---------                                                          -----------
 MUNICIPAL BONDS AND NOTES - (CONTINUED)
   CALIFORNIA - (CONTINUED)
 $  650,000 Santa Clara, Redevelopment Agency, Tax Allocation,
             (Bay Shore North Project), (AMBAC Insured),
            7.000% due 07/01/2010................................   $   790,563
  1,350,000 Solano County, (Solano Park Hospital Project), COP,
             (FSA Insured),
            6.500% due 08/01/2006................................     1,522,125
  1,000,000 Southern California, Home Financing Authority, MFHR,
             (The Fountains Project), Series A, AMT, (FNMA
             Collateral),
            5.400% due 01/01/2027................................     1,041,250
  1,000,000 Stanton, MFHR, (Continental Gardens Apartments),
             (FNMA Collateral),
            5.625% due 08/01/2029................................     1,060,000
  1,305,000 Stocton, Community Facilities Supplemental Tax,
             (Mello Roos-Weston Ranch), Series A,
            5.500% due 09/01/2009................................     1,291,950
            University of California:
  1,000,000 (Multiple Purpose Review Projects), (MBIA Insured),
            10.000% due 09/01/2001...............................     1,172,500
  1,070,000 Series A, (CONNIE LEE Insured),
            5.500% due 09/01/2006................................     1,120,825
  1,000,000 Valley Health Systems, California Hospital Revenue,
             (Hospital Revenue Refunding & Improvement Project),
             Series A, (ACA Insured),
            6.125% due 05/15/2005................................     1,080,000
                                                                    -----------
                                                                     62,354,155
                                                                    -----------
   PUERTO RICO - 1.4%
    823,509 Centro de Recaudaciones de Ingresos Municipales, COP,
            6.850% due 10/17/2003................................       868,802
                                                                    -----------
            Total Municipal Bonds and Notes
            (Cost $59,741,084)...................................    63,222,957
                                                                    -----------

 SHORT-TERM MUNICIPAL BONDS - 4.0%
         California, Pollution Control Financing Authority, PCR:
 900,000 (Pacific Gas and Electric)
         3.350% due 11/01/2026+....................................     900,000
 900,000 (Southern California Edison Company)
         3.450% due 02/28/2008+....................................     900,000
 600,000 Los Angeles, Regional Airport Improvement Corp., Lease
          Revenue Bond, (American Airlines Inc.),
         4.000% due 12/01/2024+....................................     600,000
                                                                      ---------
         Total Short-Term Municipal Bonds
         (Cost $2,400,000).........................................   2,400,000
                                                                      ---------

TOTAL INVESTMENTS (Cost $62,141,084*)....................... 108.6%  65,622,957
OTHER ASSETS AND LIABILITIES (NET)..........................  (8.6)  (5,209,054)
                                                             -----  -----------
NET ASSETS.................................................. 100.0% $60,413,903
                                                             =====  ===========

-------------
* Aggregate cost for federal tax purposes is $62,141,084.
+ Floating rate security. The interest rate shown reflects the rate currently in effect.
# Security purchased on a when-issued basis (Note 2).
  California Insured Intermediate Municipal Fund had the following industry con-centrations greater than 10% at June 30, 1998 (as a percentage of net assets):
  (Unaudited)

Transportation          17.0%
Health Care             13.8%
General Purpose         11.9%
Tax District            11.1%
Public Education        10.2%

California Insured Intermediate Municipal Fund had the following insurance con-centrations greater than 10% at June 30, 1998 (as a percentage of net assets):
(Unaudited)

AMBAC                   29.1%
MBIA                    24.5%
FSA                     27.4%


                               GLOSSARY OF TERMS

  ACA         - American Capital Access
  AMBAC       - American Municipal Bond Assurance Corporation
  AMT         - Alternative Minimum Tax
  CONNIE LEE  - College Construction Loan Association
  COP         - Certificates of Participation
  FGIC        - Financial Guaranty Insurance Corporation
  FNMA        - Federal National Mortgage Association
  FSA         - Financial Security Assurance
  GNMA        - Government National Mortgage Association
  GO          - General Obligation Bonds
  MBIA        - Municipal Bond Investors Assurance
  MFHR        - Multi-family Housing Revenue
  PCR         - Pollution Control Revenue

                       See Notes to Financial Statements.

FLORIDA INSURED MUNICIPAL FUND

JUNE 30, 1998

 PRINCIPAL                                                             VALUE
   AMOUNT                                                            (NOTE 2)
 ---------                                                          -----------
 MUNICIPAL BONDS AND NOTES - 112.7%
   FLORIDA - 112.7%
 $1,000,000 Brevard County, School Board Authority, COP, Series
             B, (AMBAC Insured),
            5.500% due 07/01/2021................................   $ 1,028,750
  1,200,000 Broward County, Educational Facilities Authority
             Revenue, (Nova Southeastern University Project),
             (CONNIE LEE Insured),
            6.000% due 04/01/2008................................     1,312,500
    435,000 Clay County, Housing Finance Authority Revenue, SFMR,
             Multi-County Program, (GNMA/FNMA Collateral),
            5.950% due 10/01/2019................................       460,013
  1,000,000 Collier County, Industrial Development Authority,
             IDR, (Southern States Utilities Project), AMT,
            6.500% due 10/01/2025................................     1,078,750
  1,100,000 Dade County, Aviation Revenue, Series B, AMT, (MBIA
             Insured),
            6.600% due 10/01/2022................................     1,212,750
    600,000 Dade County, Public Facilities Authority Revenue,
             (Jackson Memorial Hospital), (FSA Insured),
            5.000% due 06/01/2018................................       579,750
  1,000,000 Dade County, School Board Authority, COP, Series A,
             (AMBAC Insured),
            5.000% due 08/01/2026................................       962,500
    950,000 Escambia County, Health Facilities Revenue, Baptist
             Hospital, Series B,
            6.000% due 10/01/2014................................       999,875
  1,000,000 Escambia County, PCR, (Champion International
             Corporation Project), AMT,
            6.900% due 08/01/2022................................     1,111,250
    705,000 Florida Housing Finance Agency, AMT:
            SFMR, Series A, (GNMA Collateralized),
            6.650% due 01/01/2024................................       757,875
  1,000,000 Spinnaker Cove Apartments, Series G, (AMBAC Insured),
            6.500% due 07/01/2036................................     1,081,250
  1,000,000 Florida State Turnpike Authority, Turnpike Revenue,
             Department of Transportation, Series A, (FGIC
             Insured),
            5.000% due 07/01/2016................................       991,250
  1,445,000 Hillsborough County, Capital Improvement Revenue,
             Criminal Justice Facilities, (FGIC Insured),
            5.250% due 08/01/2016................................     1,472,094
  1,400,000 Hillsborough County, School Board Authority, COP,
             (MBIA Insured),
            6.000% due 07/01/2012 (Prerefunded 07/01/2004).......     1,554,000
  1,250,000 Jacksonville, Water & Sewer Revenue, (United Water
             Project), AMT, (AMBAC Insured),
            6.350% due 08/01/2025................................     1,395,312
    960,000 Manatee County, Housing Finance Authority, SFMR, Sub
             Series 4, AMT, (GNMA/FNMA Collateral),
            6.875% due 11/01/2026................................     1,082,400
  1,000,000 Orange County, Housing Finance Authority, MFHR,
             (Hands Inc. Project), Series A,
            8.000% due 10/01/2025................................     1,117,500

 PRINCIPAL                                                             VALUE
   AMOUNT                                                            (NOTE 2)
 ---------                                                          -----------
 $1,000,000 Orlando & Orange County, Expressway Authority,
             Expressway Revenue, Jr. Lien, (FSA Insured),
            5.950% due 07/01/2023................................   $ 1,042,500
  1,000,000 Pasco County, Solid Waste Disposal & Resource
             Recovery System, AMT,
            6.000% due 04/01/2011................................     1,111,250
  1,000,000 Pinellas County, Housing Finance Authority Revenue,
             SFMR, Series A, AMT,
            6.000% due 09/01/2018................................     1,071,250
            Port Orange, Water and Sewer Refunding Revenue,
             (AMBAC Insured):
  1,000,000 5.000% due 10/01/2012#...............................       987,500
    500,000 5.000% due 10/01/2016#...............................       483,750
  1,050,000 Seminole County, School Board Authority, COP, Series
             A, (MBIA Insured),
            6.125% due 07/01/2014................................     1,172,063
    300,000 Tampa, Utility Tax Improvement, (FSA Insured),
            5.000% due 10/01/2019................................       294,750
                                                                    -----------
            Total Municipal Bonds and Notes
            (Cost $22,467,037)...................................    24,360,882
                                                                    -----------

TOTAL INVESTMENTS (Cost $22,467,037*)....................... 112.7%  24,360,882
OTHER ASSETS AND LIABILITIES (NET).......................... (12.7)  (2,745,307)
                                                             -----  -----------
NET ASSETS.................................................. 100.0% $21,615,575
                                                             =====  ===========

-------------
* Aggregate cost for federal tax purposes is $22,467,037.
# Security purchased on a when-issued basis (Note 2).

Florida Insured Municipal Fund had the following industry concentrations greater than 10% at June 30, 1998 (as a percentage of net assets): (Unaudited)

Public Education        19.4%
Water & Sewage          16.3%
Single-Family Housing   13.8%
Industrial Revenue      10.2%

Florida Insured Municipal Fund had the following insurance concentrations greater than 10% at June 30, 1998 (as a percentage of net assets): (Unaudited)

AMBAC                   23.0%
MBIA                    18.2%
FGIC                    11.4%
GNMA                    10.6%


                               GLOSSARY OF TERMS

  AMBAC       - American Municipal Bond Assurance Corporation
  AMT         - Alternative Minimum Tax
  CONNIE LEE  - College Construction Loan Association
  COP         - Certificates of Participation
  FGIC        - Financial Guaranty Insurance Corporation
  FNMA        - Federal National Mortgage Association
  FSA         - Financial Security Assurance
  GNMA        - Government National Mortgage Association
  IDR         - Industrial Development Revenue
  MBIA        - Municipal Bond Investors Assurance
  MFHR        - Multi-family Housing Revenue
  PCR         - Pollution Control Revenue
  SFMR        - Single Family Mortgage Revenue

                      See Notes to Financial Statements.

GROWTH FUND

JUNE 30, 1998

                                                                       VALUE
  SHARES                                                              (NOTE 2)
  ------                                                            ------------
 COMMON STOCKS - 99.8%
           COMPUTER SOFTWARE/SERVICES - 20.3%
    29,700 Amazon.com, Inc.+ ....................................   $  2,962,575
    91,527 America Online, Inc...................................      9,701,862
     7,035 Aspect Development, Inc.+ ............................        532,022
   115,910 Aspen Technology, Inc.+ ..............................      5,853,455
   161,765 Cadence Design Systems, Inc.+ ........................      5,055,156
    57,145 Intuit, Inc.+ ........................................      3,500,131
    50,905 JDA Software Group, Inc.+ ............................      2,227,094
   122,070 Microsoft Corporation+ ...............................     13,229,336
   359,935 Parametric Technology Company+ .......................      9,763,237
    58,170 Peoplesoft, Inc.+ ....................................      2,733,990
        48 Structural Dynamics Research Corporation+ ............          1,110
    41,917 Wind River Systems+ ..................................      1,503,772
                                                                    ------------
                                                                      57,063,740
                                                                    ------------
           UTILITIES/TELECOMMUNICATIONS - 19.0%
    77,790 At Home Corporation+ .................................      3,680,439
   335,745 Comcast Corporation, Class A..........................     13,629,149
    77,665 Cox Communications, Inc., Class A+ ...................      3,761,898
    60,920 Liberty Media Group+ .................................      2,364,458
   266,790 MediaOne Group, Inc.+ ................................     11,722,086
   337,589 Tele-Communications, Inc., Class A+ ..................     12,976,080
   362,722 Telecom Italia SPA....................................      2,671,292
         1 US West, Inc..........................................             23
   114,510 Western Wireless Corporation+.........................      2,283,043
                                                                    ------------
                                                                      53,088,468
                                                                    ------------
           HEALTH CARE PRODUCTS - 13.1%
    82,330 ALZA Corporation+ ....................................      3,560,772
    35,275 Centocor, Inc.+ ......................................      1,278,719
    83,350 Eli Lilly and Company+ ...............................      5,506,309
    75,104 Omnicare, Inc. .......................................      2,863,340
    46,725 Pfizer, Inc.+ ........................................      5,078,423
    43,400 Sofamor Danek Group, Inc.+ ...........................      3,756,813
     2,070 United States Surgical Corporation....................         94,444
   208,175 Warner Lambert Company................................     14,442,141
                                                                    ------------
                                                                      36,580,961
                                                                    ------------
           MEDIA - 10.2%
   126,430 CBS Corporation+ .....................................      4,014,153
    59,405 Chancellor Media Corporation+.........................      2,949,830
   328,421 TCI Ventures, Class A+ ...............................      6,588,943
   173,702 Time Warner Inc.......................................     14,840,665
     7,295 United International Holdings, Inc.+ .................        116,720
                                                                    ------------
                                                                      28,510,311
                                                                    ------------
           COMPUTER/SYSTEMS - 6.9%
   113,862 Cisco Systems, Inc.+ .................................     10,482,420
    47,090 Dell Computer Corporation+ ...........................      4,370,541
    65,045 General Instrument Corporation+ ......................      1,768,411
    74,475 HBO & Company.........................................      2,625,244
                                                                    ------------
                                                                      19,246,616
                                                                    ------------
           CAPITAL GOODS - 5.5%
    68,620 Federal-Mogul Corporation.............................      4,631,850
    85,210 Monsanto Company......................................      4,761,109
    82,150 Solutia, Inc. ........................................      2,356,678
    59,085 Tyco International Ltd. ..............................      3,722,355
                                                                    ------------
                                                                      15,471,992
                                                                    ------------
           BANKS/SAVINGS & LOANS  -  4.8%
    12,690 Ambanc Holding Company, Inc. .........................        225,247
    44,580 Bank of New York Company, Inc.........................      2,705,449

                                                                       VALUE
  SHARES                                                              (NOTE 2)
  ------                                                            ------------
           BANKS/SAVINGS & LOANS - (CONTINUED)
    62,035 BankAmerica Corporation...............................   $  5,362,150
    18,615 First Defiance Financial Corporation..................        260,610
    11,050 Provident Financial Holdings, Inc.+ ..................        229,287
    28,245 Star Banc Corporation.................................      1,804,149
    66,255 U.S. Bancorp+.........................................      2,848,965
                                                                    ------------
                                                                      13,435,857
                                                                    ------------
           ELECTRONICS/SEMICONDUCTORS - 4.2%
    27,989 Analog Devices, Inc.+ ................................        687,480
    66,845 Maxim Integrated Products, Inc.+ .....................      2,118,151
   123,140 Nokia Corporation, Class A, Sponsored ADR.............      8,935,346
                                                                    ------------
                                                                      11,740,977
                                                                    ------------
           BUSINESS SERVICES - 4.2%
    15,640 Apollo Group, Inc.+ ..................................        517,098
    48,940 Cognizant Corporation.................................      3,089,338
    58,030 Lamar Advertising Company+ ...........................      2,081,826
    93,309 Outdoor Systems, Inc.+ ...............................      2,612,652
    36,605 Sapient Corporation+ .................................      1,930,914
    35,600 Snyder Communications+ ...............................      1,566,400
                                                                    ------------
                                                                      11,798,228
                                                                    ------------
           FINANCIAL SERVICES - 2.6%
    55,750 Associates First Capital Corporation, Class A.........      4,285,781
    58,335 Household International...............................      2,902,166
                                                                    ------------
                                                                       7,187,947
                                                                    ------------
           CONSUMER STAPLES - 2.5%
    53,660 Delta and Pine Land Company...........................      2,387,870
   260,340 Raisio Group Plc.+ ...................................      4,731,684
                                                                    ------------
                                                                       7,119,554
                                                                    ------------
           TECHNOLOGY - 2.5%
    25,675 Orbital Sciences Corporation+ ........................        959,603
    80,570 Pittway Corporation, Class A..........................      5,952,109
                                                                    ------------
                                                                       6,911,712
                                                                    ------------
           INSURANCE - 2.3%
   114,710 UNUM Corporation......................................      6,366,405
                                                                    ------------
           RETAIL SALES - 1.2%
    51,335 Costco Companies, Inc.+ ..............................      3,237,313
                                                                    ------------
           OIL & GAS - 0.5%
 1,731,236 Ocean Rig ASA+ .......................................      1,287,668
                                                                    ------------

TOTAL INVESTMENTS (Cost $212,485,953*).....................  99.8%  279,047,749
OTHER ASSETS AND LIABILITIES (NET).........................   0.2       506,420
                                                            -----  ------------
NET ASSETS................................................. 100.0% $279,554,169
                                                            =====  ============

-------------
* Aggregate cost for federal tax purposes is $212,742,581.
+ Non-income producing security.

                       See Notes to Financial Statements.

GROWTH FUND

JUNE 30, 1998
SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                         CONTRACTS TO RECEIVE
              -------------------------------------------------
                                                                  NET UNREALIZED
                                                                  APPRECIATION/
EXPIRATION          LOCAL           VALUE IN      IN EXCHANGE     (DEPRECIATION)
   DATE           CURRENCY           U.S. $       FOR U.S. $       OF CONTRACTS
----------    -----------------     ---------     -----------     --------------
07/02/1998    NLG     3,900,000     1,918,694      1,932,366         $(13,672)
07/10/1998    NLG     2,600,000     1,279,630      1,278,705              925
07/10/1998    ITL 4,350,000,000     2,448,525      2,440,185            8,340
07/17/1998    NLG     1,300,000       640,238        636,365            3,873
07/23/1998    FIM       571,000       104,337        103,760              577
07/31/1998    NLG       900,000       443,645        441,270            2,375
07/31/1998    FIM    26,029,000     4,758,425      4,774,416          (15,991)
08/07/1998    SEK       550,000        69,074         68,520              554
08/07/1998    ITL 1,430,000,000       805,331        806,543           (1,212)
08/07/1998    GBP       280,000       467,873        460,048            7,825
08/13/1998    GBP        36,000        60,162         59,832              330
08/14/1998    SEK     5,850,000       734,902        732,207            2,695
10/07/1998    GBP       575,000       962,022        941,624           20,398
11/04/1998    FIM     7,500,000     1,378,059      1,369,662            8,397
11/12/1998    ITL 1,400,000,000       790,334        801,396          (11,062)
                                                                     --------
                                                                     $ 14,352
                                                                     --------

U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                         CONTRACTS TO DELIVER
              -------------------------------------------------
                                                                  NET UNREALIZED
                                                                  APPRECIATION/
EXPIRATION          LOCAL           VALUE IN      IN EXCHANGE     (DEPRECIATION)
   DATE           CURRENCY           U.S. $       FOR U.S. $       OF CONTRACTS
----------    -----------------     ---------     -----------     --------------
07/01/1998    FIM       279,063        50,923         50,685         $   (238)
07/02/1998    NLG     3,900,000     1,918,695      1,900,585          (18,110)
07/10/1998    ITL 4,450,000,000     2,504,812      2,499,719           (5,093)
07/10/1998    NLG     2,600,000     1,279,630      1,285,856            6,226
07/10/1998    FIM     1,160,000       211,757        211,293             (464)
07/17/1998    NLG     1,300,000       640,238        638,507           (1,731)
07/23/1998    FIM       571,000       104,337        105,050              713
07/31/1998    FIM    47,869,000     8,751,047      8,720,522          (30,525)
07/31/1998    NLG       900,000       443,645        444,532              887
08/07/1998    ITL 1,430,000,000       805,332        789,172          (16,160)
08/07/1998    SEK       550,000        69,074         68,731             (343)
08/07/1998    GBP       280,000       467,873        457,870          (10,003)
08/07/1998    FIM     3,000,000       548,655        540,472           (8,183)
08/13/1998    GBP        36,000        60,162         58,176           (1,986)
08/14/1998    SEK     5,850,000       734,902        730,948           (3,954)
10/07/1998    GBP       575,000       962,023        953,350           (8,673)
11/04/1998    FIM     7,500,000     1,378,059      1,415,094           37,035
11/12/1998    ITL 4,720,000,000     2,664,555      2,673,161            8,606
                                                                     --------
                                                                     $(51,996)
                                                                     --------
 Net Unrealized Depreciation of Forward Foreign
  Currency Contracts....................................             $(37,644)
                                                                     ========

                               GLOSSARY OF TERMS

  ADR    - American Depositary Receipt
  FIM    - Finnish Markka
  GBP    - Great Britain Pound Sterling
  ITL    - Italian Lira
  NLG    - Netherlands Guilder
  SEK    - Swedish Krona

                       See Notes to Financial Statements.

EMERGING GROWTH FUND

JUNE 30, 1998

                                                                       VALUE
 SHARES                                                               (NOTE 2)
 ------                                                             ------------
 COMMON STOCKS - 92.5%
         HEALTH CARE PRODUCTS - 13.0%
  76,400 ATL Ultrasound, Inc.+...................................   $  3,485,750
 204,600 Corixa Corporation+.....................................      1,406,625
  53,100 ESC Medical Systems Ltd.+...............................      1,792,125
 174,100 ICOS Corporation+.......................................      3,329,662
 204,825 NeoRx Corporation+......................................      1,011,323
 150,700 Omnicare, Inc...........................................      5,745,437
 107,379 1-800 Contacts, Inc.+...................................      1,637,530
  93,700 PathoGenesis Corporation+...............................      2,717,300
  34,950 Sofamor Danek Group, Inc.+..............................      3,025,359
  25,466 SonoSight, Inc.+........................................        186,220
                                                                    ------------
                                                                      24,337,331
                                                                    ------------
         COMPUTER SOFTWARE/SERVICES - 11.2%
  82,550 ARIS Corporation+.......................................      2,311,400
 109,950 Cadence Design Systems, Inc.+...........................      3,435,937
 169,650 Carreker-Antinori, Inc.+................................      1,781,325
  83,100 Check Point Software Technologies Ltd.+.................      2,721,525
  91,300 Harbinger Corporation+..................................      2,208,319
  57,650 Made2Manage Systems, Inc.+..............................        670,181
 127,925 Tier Technologies, Inc.+................................      2,278,664
  58,100 Visio Corporation+......................................      2,774,275
 171,590 Wall Data, Inc.+........................................      2,745,440
                                                                    ------------
                                                                      20,927,066
                                                                    ------------
         FINANCIAL SERVICES - 10.0%
 232,650 American Capital Strategies, Ltd........................      5,321,869
  90,555 HealthCare Financial Partners, Inc.+....................      5,552,153
 134,350 Paychex, Inc. ..........................................      5,466,366
  83,375 Profit Recovery Group International, Inc.+..............      2,329,289
                                                                    ------------
                                                                      18,669,677
                                                                    ------------
         ELECTRONICS/SEMICONDUCTORS - 7.9%
  80,925 Berg Electronics Corporation+...........................      1,583,095
 164,075 Credence Systems Corporation+...........................      3,117,425
 174,150 FEI Company+............................................      1,621,772
 229,400 General Semiconductor, Inc.+............................      2,265,325
 207,245 Innova Corporation+.....................................      1,062,131
  67,350 Lattice Semiconductor Corporation+......................      1,913,161
  31,250 Maxim Integrated Products, Inc.+........................        990,234
 120,800 TriQuint Semiconductor, Inc.+...........................      2,295,200
                                                                    ------------
                                                                      14,848,343
                                                                    ------------
         RETAIL SALES - 7.4%
  46,907 Duane Reade, Inc.+......................................      1,407,210
  78,885 Fastenal Company........................................      3,663,222
 891,667 J.D. Wetherspoon Plc Ord................................      4,354,788
  71,175 MSC Industrial Direct Company, Inc., Class A+...........      2,028,488
 117,625 Petco Animal Supplies, Inc.+............................      2,345,148
                                                                    ------------
                                                                      13,798,856
                                                                    ------------
         MEDIA - 5.5%
  57,950 Chancellor Media Corporation............................      2,877,580
  24,815 Jacor Communication, Inc.+..............................      1,464,085
  81,567 Lamar Advertising Company+..............................      2,926,216
 106,480 Outdoor Systems, Inc.+..................................      2,981,440
                                                                    ------------
                                                                      10,249,321
                                                                    ------------

                                                                       VALUE
 SHARES                                                               (NOTE 2)
 ------                                                             ------------
         LODGING & RESTAURANTS - 5.3%
 149,540 Cavanaughs Hospitality Corporation+.....................   $  1,953,366
  62,850 JP Foodservice, Inc.+...................................      2,203,678
  47,945 Papa John's International, Inc.+........................      1,890,831
  99,400 PJ America, Inc.+.......................................      1,814,050
  20,520 Premier Parks, Inc.+....................................      1,367,145
  69,410 Royal Olympic Cruise Lines, Inc.+.......................        694,100
                                                                    ------------
                                                                       9,923,170
                                                                    ------------
         CONSUMER CYCLICALS - 4.9%
 136,600 Building Materials Holding Corporation+.................      1,886,788
  71,400 Cutter & Buck, Inc.+....................................      1,927,800
  91,987 Family Golf Centers, Inc.+..............................      2,328,421
  99,250 Nortek, Inc.+...........................................      3,051,938
                                                                    ------------
                                                                       9,194,947
                                                                    ------------
         COMPUTER SYSTEMS - 4.9%
 100,000 Apex PC Solutions, Inc.+................................      2,787,500
 314,200 In Focus Systems, Inc.+.................................      2,219,038
 192,500 RadiSys Corporation+....................................      4,138,750
                                                                    ------------
                                                                       9,145,288
                                                                    ------------
         TRANSPORTATION - 3.4%
  52,300 Expeditors International of Washington, Inc.............      2,301,200
 116,175 Ryanair Holdings PLC-Sponsored ADR+.....................      4,138,734
                                                                    ------------
                                                                       6,439,934
                                                                    ------------
         INSURANCE - 2.9%
 166,450 PennCorp Financial Group, Inc. .........................      3,412,225
  56,880 Protective Life Corporation.............................      2,086,785
                                                                    ------------
                                                                       5,499,010
                                                                    ------------
         HEALTH CARE SERVICES - 2.8%
  63,110 Concentra Managed Care, Inc.+...........................      1,640,860
  43,865 Medallion Financial Corporation.........................      1,206,287
  60,000 Pediatrix Medical Group, Inc+...........................      2,231,250
                                                                    ------------
                                                                       5,078,397
                                                                    ------------
         BUSINESS SERVICES - 2.5%
  95,147 Apollo Group, Inc., Class A+............................      3,145,799
  58,795 First Consulting Group, Inc.+...........................      1,543,369
                                                                    ------------
                                                                       4,689,168
                                                                    ------------
         UTILITES/GAS/ELECTRIC - 2.4%
 324,500 Trigen Energy Corporation...............................      4,482,156
                                                                    ------------
         UTILITIES/TELECOMMUNICATION - 2.2%
 119,610 American TeleSource International, Inc.+................      1,794,150
  61,200 Teligent, Inc.+.........................................      1,801,575
  29,100 US LEC Corp.+...........................................        607,463
                                                                    ------------
                                                                       4,203,188
                                                                    ------------
         ELECTRICAL EQUIPMENT - 2.2%
  83,400 Eloctro Scientific Industries, Inc.+....................      2,632,313
  55,365 Littelfuse, Inc.+.......................................      1,397,966
                                                                    ------------
                                                                       4,030,279
                                                                    ------------
         OIL & GAS - 1.5%
 102,200 Hanover Compressor Company+.............................      2,765,788
                                                                    ------------
         CONSUMER STAPLES - 1.1%
  69,749 Renters Choice, Inc.+...................................      1,979,128
                                                                    ------------

                       See Notes to Financial Statements.

EMERGING GROWTH FUND

JUNE 30, 1998

                                                                       VALUE
 SHARES                                                               (NOTE 2)
 ------                                                             ------------
 COMMON STOCKS - (CONTINUED)
         BASIC INDUSTRY - 0.7%
  37,220 Sealed Air Corporation+.................................   $  1,367,835
                                                                    ------------
         BANKS/SAVINGS & LOANS - 0.7%
  73,050 Richmond County Financial Corp..........................      1,365,121
                                                                    ------------
         Total Common Stocks
         (Cost $145,514,740).....................................    172,994,003
                                                                    ------------

  PRINCIPAL
   AMOUNT
  ---------
 REPURCHASE AGREEMENT - 18.2%
 $33,964,000 Agreement with Goldman Sachs, 5.500% dated
              06/30/1998, to be repurchased at $33,969,189 on
              07/01/1998, collateralized by $24,891,332 U.S.
              Treasury Note, 8.875% due 08/15/2017 (value
              $34,713,266) (Cost $33,964,000)....................   33,964,000
                                                                    ----------

TOTAL INVESTMENTS (Cost $179,478,740*)..................... 110.7%  206,958,003
OTHER ASSETS AND LIABILITIES (NET)......................... (10.7)  (20,070,349)
                                                            -----  ------------
NET ASSETS................................................. 100.0% $186,887,654
                                                            =====  ============

-------------
* Aggregate cost for federal tax purposes is $180,126,943.
+Non-income producing security.
SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                         CONTRACTS TO RECEIVE
               --------------------------------------------------    NET UNREALIZED
EXPIRATION         LOCAL           VALUE IN        IN EXCHANGE        APPRECIATION
   DATE          CURRENCY           U.S. $         FOR U.S. $         OF CONTRACTS
----------       --------          ---------       -----------       --------------
07/10/1998     GBP   687,000       1,147,220        1,142,797           $ 4,423
08/07/1998     GBP   515,000         860,552          855,724             4,828
08/13/1998     GBP   650,000       1,086,266        1,079,910             6,356
08/14/1998     GBP 3,500,000       5,849,243        5,811,050            38,193
                                                                        -------
                                                                        $53,800
                                                                        -------

U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                         CONTRACTS TO DELIVER
               --------------------------------------------------    NET UNREALIZED
EXPIRATION         LOCAL           VALUE IN        IN EXCHANGE        DEPRECIATION
   DATE          CURRENCY           U.S. $         FOR U.S. $         OF CONTRACTS
----------       --------          ---------       -----------       --------------
07/10/1998     GBP   687,000       1,147,220        1,115,825          $ (31,395)
08/07/1998     GBP   515,000         860,552          843,081            (17,471)
08/13/1998     GBP   650,000       1,086,266        1,050,400            (35,866)
08/14/1998     GBP 3,500,000       5,849,243        5,716,900           (132,343)
                                                                       ---------
                                                                       $(217,075)
                                                                       ---------
Net Unrealized Depreciation of Forward Foreign Currency
 Contracts.............................................                $(163,275)
                                                                       =========


                               GLOSSARY OF TERMS

 ADR- American Depositary Receipt
 GBP- Great Britain Pound Sterling

                       See Notes to Financial Statements.

INTERNATIONAL GROWTH FUND

JUNE 30, 1998

                                                                       VALUE
  SHARES                                                              (NOTE 2)
 ---------                                                          ------------
 COMMON STOCKS - 97.7%
   GERMANY - 14.5%
    45,300 Commerzbank AG........................................   $  1,725,977
    46,800 Degussa AG............................................      2,997,837
    14,000 Fresenius Medical Care AG.............................        877,378
     5,000 GEA AG................................................      1,954,966
    16,200 Hannover Rueckversicherungs AG........................      1,868,782
    52,200 Hoechst AG............................................      2,627,225
     4,841 KSB AG................................................      1,208,169
     9,000 Mannesmann AG.........................................        925,905
    32,800 Moebel Walther AG.....................................      1,546,226
     7,200 Muenchener Rueckversicherungs - Gesellschaft AG.......      3,577,838
     5,900 Preussag AG...........................................      2,113,804
     2,670 Viag AG...............................................      1,839,133
                                                                    ------------
                                                                      23,263,240
                                                                    ------------
   UNITED KINGDOM - 14.5%
    56,900 Barclays Plc+.........................................      1,641,702
    88,100 Bass Plc..............................................      1,651,939
    35,200 Biocompatibles International Plc+.....................         71,116
    71,752 British Airport Authority.............................        775,134
   244,900 British Energy Plc....................................      2,142,686
   162,800 British Sky Broadcasting Group Plc....................      1,170,216
   488,403 Cookson Group Plc.....................................      1,679,902
   210,100 Dixons Group Plc......................................      1,676,843
   150,476 Guardian Royal Exchange Plc...........................        881,888
    69,900 Glaxo Wellcome Plc....................................      2,099,654
   127,500 London Forfaiting Company Plc.........................        580,116
   319,200 Medeva Plc............................................        911,376
   122,500 Orange Plc+...........................................      1,298,818
    10,700 Perpetual Plc.........................................        722,225
   622,600 Pilkington Plc........................................      1,153,906
   318,600 Rolls Royce Plc.......................................      1,316,617
    62,900 Royal & Sun Alliance Insurance Group Plc..............        650,624
    58,500 Safeway, Inc..........................................        383,384
   112,400 Standard Chartered Plc................................      1,278,062
   173,450 Williams Holdings Plc.................................      1,114,996
                                                                    ------------
                                                                      23,201,204
                                                                    ------------
   FRANCE - 12.8%
    21,800 Banque Nationale de Paris.............................      1,781,299
     8,990 Copagnie de St. Gobain................................      1,666,935
    32,500 Elf Aquitaine SA......................................      4,569,363
    35,063 La Gardere Groupe.....................................      1,459,774
     9,800 PSA Peugeot Citroen...................................      2,107,283
    43,300 Rhone-Poulenc Rorer, Inc..............................      2,442,281
    21,300 SCOR..................................................      1,351,134
    54,300 Societe Generale Ord. ................................      2,567,834
     8,000 Total SA..............................................      1,040,078
    94,200 TRANSGENE SA, Sponsored ADR+..........................      1,636,725
                                                                    ------------
                                                                      20,622,706
                                                                    ------------
   JAPAN - 9.3%
    32,810 Advantest Corporation.................................      1,770,179
   155,000 Fujitsu Ltd...........................................      1,636,653
    86,000 Hankyu Realty.........................................        380,025
   236,000 Minibea Company Ltd. .................................      2,357,098
     4,730 Nichiei Company Ltd...................................        322,928
    24,800 Orix Corporation......................................      1,680,596
    17,000 Rohm Company..........................................      1,752,007
     3,600 Shohkoh Fund & Company Ltd............................        887,828
    22,700 Sony Corporation......................................      1,961,850
       600 Sumitomo Bank Ltd.....................................          5,858
    12,000 Takefuji Corporation++................................        555,435
    18,000 TDK Corporation.......................................      1,334,346

                                                                      VALUE
  SHARES                                                             (NOTE 2)
 ---------                                                         ------------
   JAPAN - (CONTINUED)
        50 Tohoku Electric & Power Company......................   $        740
    11,000 Tokyo Electron Ltd. .................................        338,107
                                                                   ------------
                                                                     14,983,650
                                                                   ------------
   NETHERLANDS - 6.0%
    37,800 Hagemeyer NV.........................................      1,636,484
    36,400 ING Groep NV.........................................      2,385,300
    42,600 KPN NV...............................................      1,383,219
    26,600 Philips Electronics NV...............................      2,237,768
    30,000 Vendex NV............................................      1,129,068
    29,604 Vendior NV...........................................        837,444
                                                                   ------------
                                                                      9,609,283
                                                                   ------------
   SWEDEN - 5.9%
   102,600 ABB AB, B Shares.....................................      1,428,038
    28,200 Biora AB, ADR+.......................................        747,300
    86,137 Electrolux AB, B Shares..............................      1,479,720
    23,700 Kinnevik AB, B Shares................................        771,179
   250,669 Nordbanken AB........................................      1,838,763
   113,500 SKF AB, B Shares.....................................      2,063,636
    39,700 Telefonaktiebolaget LM Ericsson......................      1,159,887
                                                                   ------------
                                                                      9,488,523
                                                                   ------------
   ITALY - 5.7%
    86,200 Assicurazioni Generali, Spa+.........................      2,804,199
   410,300 Parmalat Finanziaria Spa+............................        837,111
 3,538,000 Seat Spa+............................................      1,672,672
   515,600 Telecom Italia Spa...................................      3,797,172
                                                                   ------------
                                                                      9,111,154
                                                                   ------------
   AUSTRIA - 4.2%
    31,500 Bank Austria AG......................................      2,564,441
    11,250 OMV AG...............................................      1,508,276
    11,928 VA Technologie AG....................................      1,485,418
     4,850 Wienerberger Baustoffindustrie AG....................      1,174,321
                                                                   ------------
                                                                      6,732,456
                                                                   ------------
   SWITZERLAND - 3.8%
       809 Scheiz Ruckversicherungs AG..........................      2,049,346
     1,720 SIG Schweizerische Industrie-Gesellschaft Holding
            AG..................................................      1,402,760
     1,531 Sulzer AG............................................      1,210,201
    15,700 TAG Heuer International SA...........................      1,490,375
                                                                   ------------
                                                                      6,152,682
                                                                   ------------
   DENMARK - 3.1%
    13,300 International Service Systems AS, Class B............        774,438
    45,900 SAS Danmark A/S......................................        922,076
    36,900 Unidanmark A/S.......................................      3,319,630
                                                                   ------------
                                                                      5,016,144
                                                                   ------------
   ISRAEL - 2.4%
    49,300 Blue Square-Israel Ltd., ADR.........................        761,069
    47,200 ECI Telecommunications Ltd., ADR.....................      1,787,700
    37,200 Orbotech Ltd.+.......................................      1,353,150
                                                                   ------------
                                                                      3,901,919
                                                                   ------------
   HONG KONG - 2.4%
 1,704,000 Costco Pacific Ltd...................................        610,299
   846,125 First Pacific Company................................        354,918
    54,500 Guangshen Railway Ltd., ADR..........................        371,281

                       See Notes to Financial Statements.

INTERNATIONAL GROWTH FUND

JUNE 30, 1998

                                                                       VALUE
  SHARES                                                              (NOTE 2)
 ---------                                                          ------------
 COMMON STOCKS - (CONTINUED)
   HONG KONG - (CONTINUED)
    66,800 HSBC Holdings Ord. ...................................   $  1,633,789
   364,500 Smartone Telecommunications...........................        889,139
                                                                    ------------
                                                                       3,859,426
                                                                    ------------
   FINLAND - 2.0%
    30,950 Huhtamaki Group, I Shares.............................      1,762,101
    73,575 Rauma Group...........................................      1,510,422
                                                                    ------------
                                                                       3,272,523
                                                                    ------------
   BRAZIL - 1.8%
 2,771,000 Cia Saneamento Basico Estado..........................        333,033
    59,800 Companhia Vale do Rio Doce............................      1,189,227
     7,900 Telebras, Sponsored ADR...............................        862,581
 2,570,000 Telerj Celular S.A. ..................................        152,860
 4,404,000 Telesp Celular S.A. ..................................        365,556
                                                                    ------------
                                                                       2,903,257
                                                                    ------------
   ARGENTINA - 1.7%
    35,300 Telefonica de Argentina, ADR..........................      1,145,044
    52,200 YPF Sociedad Anonima, Sponsored ADR...................      1,569,263
                                                                    ------------
                                                                       2,714,307
                                                                    ------------
   NORWAY - 1.3%
    90,400 Fred Olsen Energy ASA+................................      1,203,210
    49,900 Smedvig ASA, B Shares.................................        553,468
     2,500 Smedvig ASA, B Shares, Sponsored ADR..................         28,438
    10,300 Sparebanken NOR.......................................        295,687
                                                                    ------------
                                                                       2,080,803
                                                                    ------------
   SPAIN - 1.3%
    95,100 Endesa S.A. ..........................................      2,080,603
                                                                    ------------
   SINGAPORE - 1.1%
   289,540 Development Bank of Singapore (F).....................      1,606,646
   212,000 Keppel Bank...........................................        174,884
                                                                    ------------
                                                                       1,781,530
                                                                    ------------
   KOREA - 1.0%
    13,300 Hyundai Heavy Industries..............................        280,918
    42,880 LG Electronics........................................        351,347
    19,953 Samsung Display Devices Company.......................        544,965
    72,900 Samsung Heavy Industries+.............................        363,704
                                                                    ------------
                                                                       1,540,934
                                                                    ------------
   IRELAND - 0.8%
    77,800 Greencore Group Plc...................................        423,817
    63,200 Kerry Group Plc.......................................        873,950
                                                                    ------------
                                                                       1,297,767
                                                                    ------------
   MEXICO - 0.7%
    36,600 Fomento Economico Mexico SA, Sponsored ADR+...........      1,152,900
                                                                    ------------
   NEW ZEALAND - 0.7%
 2,262,500 Brierley Investments Ltd. Ord. .......................      1,130,200
   104,300 Wrightson Ltd. .......................................         20,081
                                                                    ------------
                                                                       1,150,281
                                                                    ------------
   PORTUGAL - 0.6%
    78,400 Banco Mello, SA.......................................        967,047
                                                                    ------------

                                                                      VALUE
   SHARES                                                            (NOTE 2)
 ----------                                                        ------------
   AUSTRALIA - 0.1%
     27,100 Foodland Associates Ltd. ...........................   $    164,859
                                                                   ------------
            Total Common Stocks (Cost $156,825,936).............    157,049,198
                                                                   ------------
 RIGHTS - 0.1%
     31,500 Bank Austria AG Rights**............................          1,634
     23,700 Kinnevik AB Rights**................................        108,470
                                                                   ------------
            Total Rights (Cost $0)..............................        110,104
                                                                   ------------
 PRINCIPAL
   AMOUNT
 ----------
 REPURCHASE AGREEMENT- 1.5%
 $2,401,000 Agreement with State Street Corp., 5.750% dated
             06/30/1998, to be repurchased at $2,401,383 on
             07/01/1998, collateralized by $1,765,000 U.S.
             Treasury Note, 8.875% due 08/15/2017 (Market Value
             $2,509,885) (Cost $2,401,000)......................      2,401,000
                                                                   ------------

TOTAL INVESTMENTS (Cost $159,226,936*).....................  99.3%  159,560,302
OTHER ASSETS AND LIABILITIES (NET).........................   0.7     1,134,807
                                                            -----  ------------
NET ASSETS................................................. 100.0% $160,695,109
                                                            =====  ============

-------------
*   Aggregate cost for federal tax purposes is $160,395,345.
**  Security valued by Management.
+   Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

As of June 30, 1998, sector diversification was as follows:

                                                           % OF       VALUE
                SECTOR DIVERSIFICATION                  NET ASSETS   (NOTE 2)
                ----------------------                  ---------- ------------
COMMON STOCKS:
Financial Services.....................................    25.9%   $ 41,474,253
Material & Processing..................................    12.3      19,816,800
Energy.................................................    10.4      16,711,075
Producer Durables......................................     8.3      13,308,889
Technology.............................................     8.1      13,086,453
Telecommunications.....................................     8.0      12,841,976
Health Care............................................     5.6       8,970,774
Autos & Transportation.................................     3.4       5,492,391
Consumer Staples.......................................     3.3       5,276,593
Consumer Discretionary.................................     3.1       5,058,933
Retail.................................................     1.5       2,438,380
Consumer Durables......................................     1.0       1,636,484
Other..................................................     6.8      10,936,197
                                                          -----    ------------
TOTAL COMMON STOCKS....................................    97.7     157,049,198
OTHER INVESTMENTS......................................     1.6       2,511,104
                                                          -----    ------------
TOTAL INVESTMENTS......................................    99.3     159,560,302
OTHER ASSETS AND LIABILITIES (NET).....................     0.7       1,134,807
                                                          -----    ------------
NET ASSETS.............................................   100.0%   $160,695,109
                                                          =====    ============

                       See Notes to Financial Statements.

INTERNATIONAL GROWTH FUND

JUNE 30, 1998
SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

U. S. FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                   CONTRACTS TO RECEIVE                                 NET
              ----------------------------------                     UNREALIZED
EXPIRATION          LOCAL            VALUE IN      IN EXCHANGE      APPRECIATION
   DATE           CURRENCY            U.S. $       FOR U.S. $       OF CONTRACTS
----------    -----------------     ----------     -----------     --------------
07/01/1998    GBP        86,038        143,658        143,405         $    253
08/31/1998    JPY   430,000,000      3,138,746      3,103,774           34,972
                                                                      --------
Net Unrealized Appreciation of Forward Foreign
 Currency Contracts......................................             $ 35,225
                                                                      --------

U. S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                                                                        NET
                   CONTRACTS TO DELIVER                              UNREALIZED
              ----------------------------------                   APPRECIATION/
EXPIRATION          LOCAL            VALUE IN      IN EXCHANGE     (DEPRECIATION)
   DATE           CURRENCY            U.S. $       FOR U.S. $       OF CONTRACTS
----------    -----------------     ----------     -----------     --------------
07/01/1998    NZD        54,247         28,228         27,883            $(345)
07/02/1998    NZD       253,566        131,947        129,578           (2,369)
07/02/1998    ATS       287,701         22,676         22,618              (58)
07/02/1998    CHF        17,688         11,681         11,649              (32)
07/02/1998    ESP     2,765,973         18,037         18,025              (12)
07/02/1998    FIM        83,987         15,326         15,265              (61)
07/02/1998    FRF       574,287         94,991         94,759             (232)
07/02/1998    NLG        59,155         29,102         29,026              (76)
07/02/1998    NZD           303            157            157               --
07/02/1998    PTE        34,520            187            187               --
07/02/1998    SEK       136,162         17,074         17,042              (32)
07/06/1998    NZD         3,507          1,825          1,799              (26)
07/07/1998    AUD     1,485,998        922,318        917,981           (4,337)
08/31/1998    JPY 2,331,000,000     17,014,922     17,173,136          158,214
                                                                      --------
                                                                      $150,634
                                                                      --------
Net Unrealized Appreciation of Forward Foreign
 Currency Contracts......................................             $185,859
                                                                      ========


                               GLOSSARY OF TERMS

  ADR - American Depositary Receipt
  ATS - Austrian Schilling
  AUD - Australian Dollar
  CHF - Swiss Franc
  ESP - Spanish Peseta
  (F) - Foreign or Alien Shares
  FIM - Finnish Markka
  FRF - French Franc
  GBP - Great Britain Pound Sterling
  JPY - Japanese Yen
  NLG - Netherlands Guilder
  NZD - New Zealand Dollar
  PTE - Portugese Escudo
  SEK - Swedish Krona

                       See Notes to Financial Statements.

JUNE 30, 1998

STRATEGIC GROWTH PORTFOLIO

                                                                       VALUE
  SHARES                                                             (NOTE 2)
 ---------                                                          -----------
 INVESTMENT COMPANY SECURITIES - 99.1%
   349,782 WM Emerging Growth Fund...............................   $ 6,855,723
 1,273,014 WM Growth & Income Fund...............................    27,446,175
 1,145,037 WM Growth Fund........................................    21,251,892
 1,311,994 WM International Growth Fund..........................    13,329,859
                                                                    -----------
           Total Investment Company Securities
            (Cost $63,984,749)...................................    68,883,649
                                                                    -----------
 PRINCIPAL
  AMOUNT
 ---------
 REPURCHASE AGREEMENT - 0.0%#
 $  23,000 Agreement with Boston Safe Deposit & Trust Company,
            5.000% dated 06/30/1998, to be repurchased at $23,003
            on 07/01/1998 collateralized by $25,000 Student Loan
            Marketing Association, 5.621% due 02/08/1999 (Market
            Value $24,955) (Cost $23,000)........................        23,000
                                                                    -----------

TOTAL INVESTMENTS (Cost $64,007,749*).......................  99.1%  68,906,649
OTHER ASSETS AND LIABILITIES (NET)..........................   0.9      596,724
                                                             -----  -----------
NET ASSETS.................................................. 100.0% $69,503,373
                                                             =====  ===========

-------------
*  Aggregate cost for federal tax purposes is $64,296,170.
#  Amount represents less than 0.1% of net assets.

CONSERVATIVE GROWTH PORTFOLIO

                                                                      VALUE
   SHARES                                                            (NOTE 2)
 ----------                                                        ------------
 INVESTMENT COMPANY SECURITIES - 99.6%
  1,379,064 WM Emerging Growth Fund.............................   $ 27,029,651
  4,630,970 WM Growth & Income Fund.............................     99,843,709
  3,233,181 WM Growth Fund......................................     60,007,837
  5,329,732 WM International Growth Fund........................     54,150,073
 27,970,246 WM Money Market Fund................................     27,970,246
  1,284,688 WM U.S. Government Securities Fund..................     14,028,795
                                                                   ------------
            Total Investment Company Securities
             (Cost $265,586,140)................................    283,030,311
                                                                   ------------
 PRINCIPAL
   AMOUNT
 ----------
 REPURCHASE AGREEMENT - 0.6%
 $1,752,000 Agreement with Boston Safe Deposit & Trust Company,
             5.000% dated 06/30/1998, to be repurchased at
             $1,752,243 on 07/01/1998 collateralized by
             $1,840,000 Student Loan Marketing Association,
             5.621% due 02/08/1999 (Market Value $1,836,688)
             (Cost $1,752,000)..................................      1,752,000
                                                                   ------------

TOTAL INVESTMENTS (Cost $267,338,140*)..................... 100.2%  284,782,311
OTHER ASSETS AND LIABILITIES (NET).........................  (0.2)     (566,556)
                                                            -----  ------------
NET ASSETS................................................. 100.0% $284,215,755
                                                            =====  ============

-------------
*  Aggregate cost for federal tax purposes is $268,204,645.

BALANCED PORTFOLIO

                                                                      VALUE
   SHARES                                                            (NOTE 2)
 ----------                                                        ------------
 INVESTMENT COMPANY SECURITIES - 99.4%
  3,011,220 WM Growth & Income Fund.............................   $ 64,921,913
  1,856,218 WM Growth Fund......................................     34,451,399
  4,038,836 WM International Growth Fund........................     41,034,579
 42,741,863 WM Money Market Fund................................     42,741,863
  2,947,825 WM U.S. Government Securities Fund..................     32,190,254
                                                                   ------------
            Total Investment Company Securities
             (Cost $205,180,491)................................    215,340,008
                                                                   ------------
 PRINCIPAL
   AMOUNT
 ----------
 REPURCHASE AGREEMENT - 0.6%
 $1,224,000 Agreement with Boston Safe Deposit & Trust Company,
             5.000% dated 06/30/1998, to be repurchased at
             $1,224,170 on 07/01/1998 collateralized by
             $1,290,000 Student Loan Marketing Association,
             5.621% due 02/08/1999 (Market Value $1,287,678)
             (Cost $1,224,000)..................................      1,224,000
                                                                   ------------

TOTAL INVESTMENTS (Cost $206,404,491*)..................... 100.0%  216,564,008
OTHER ASSETS AND LIABILITIES (NET).........................   0.0       105,275
                                                            -----  ------------
NET ASSETS................................................. 100.0% $216,669,283
                                                            =====  ============

-------------
*  Aggregate cost for federal tax purposes is $206,644,626.

FLEXIBLE INCOME PORTFOLIO

                                                                       VALUE
  SHARES                                                             (NOTE 2)
 ---------                                                          -----------
 INVESTMENT COMPANY SECURITIES - 96.7%
   249,120 WM Income Fund........................................   $ 2,389,061
   149,553 WM Growth & Income Fund...............................     3,224,365
 3,968,834 WM Money Market Fund..................................     3,968,834
   342,141 WM Short Term High Quality Bond Fund..................       793,767
   510,719 WM U.S. Government Securities Fund....................     5,577,053
                                                                    -----------
           Total Investment Company Securities
            (Cost $15,692,274)...................................    15,953,080
                                                                    -----------
 PRINCIPAL
  AMOUNT
 ---------
 REPURCHASE AGREEMENT - 2.5%
 $ 401,000 Agreement with Boston Safe Deposit & Trust Company,
            5.000% dated 06/30/1998, to be repurchased at
            $401,056 on 07/01/1998 collateralized by $425,000
            Student Loan Marketing Association, 5.621% due
            02/08/1999 (Market Value $424,235) (Cost $401,000)...       401,000
                                                                    -----------

TOTAL INVESTMENTS (Cost $16,093,274*).......................  99.2%  16,354,080
OTHER ASSETS AND LIABILITIES (NET)..........................   0.8      137,791
                                                             -----  -----------
NET ASSETS.................................................. 100.0% $16,491,871
                                                             =====  ===========

-------------
*  Aggregate cost for federal tax purposes is $16,106,065.

                       See Notes to Financial Statements.

JUNE 30, 1998

INCOME PORTFOLIO

                                                                       VALUE
  SHARES                                                             (NOTE 2)
 ---------                                                          -----------
 INVESTMENT COMPANY SECURITIES - 97.2%
   361,603 WM Income Fund........................................   $ 3,467,776
 1,152,336 WM Money Market Fund..................................     1,152,336
   993,389 WM Short Term High Quality Bond Fund..................     2,304,664
   423,652 WM U.S. Government Securities Fund....................     4,626,281
                                                                    -----------
           Total Investment Company Securities
            (Cost $11,232,604)...................................    11,551,057
                                                                    -----------
 PRINCIPAL
  AMOUNT
 ---------
 REPURCHASE AGREEMENT - 1.5%
 $ 178,000 Agreement with Boston Safe Deposit & Trust Company,
            5.000% dated 06/30/1998, to be repurchased at
            $178,025 on 07/01/1998 collateralized by $190,000
            Student Loan Marketing Association, 5.621% due
            02/08/1999 (Market Value $189,658) (Cost $178,000)...       178,000
                                                                    -----------

TOTAL INVESTMENTS (Cost $11,410,604*).......................  98.7%  11,729,057
OTHER ASSETS AND LIABILITIES (NET)..........................   1.3      148,760
                                                             -----  -----------
NET ASSETS.................................................. 100.0% $11,877,817
                                                             =====  ===========

-------------
*  Aggregate cost for federal tax purposes is $11,415,527.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
WM GROUP OF FUNDS

JUNE 30, 1998

                                                                              CALIFORNIA
                                                    SHORT TERM                 INSURED
                             CALIFORNIA    TARGET      HIGH      CALIFORNIA  INTERMEDIATE
                                MONEY     MATURITY    QUALITY    MUNICIPAL    MUNICIPAL
                                FUND     2002 FUND   BOND FUND      FUND         FUND
                             ----------- ---------- ----------- ------------ ------------
ASSETS:
Investments, at value
 See portfolios of
  investments:
  Securities...............  $38,201,505 $2,558,335 $42,544,286 $331,858,243 $65,622,957
  Repurchase Agreements....         --         --          --           --          --
                             ----------- ---------- ----------- ------------ -----------
Total investments(a).......   38,201,505  2,558,335  42,544,286  331,858,243  65,622,957
Cash and/or foreign
 currency(b)...............       69,371       --       138,548         --        71,284
Net unrealized appreciation
 of forward
 foreign currency contracts
 See portfolios of
 investments...............         --         --          --           --          --
Dividends and/or interest
 receivable................      428,665       --       444,756    5,043,338   1,006,400
Receivable for Fund shares
 sold......................       45,256       --         2,000      773,513         682
Receivable for investment
 securities sold...........         --         --        19,132    9,172,268     135,000
Unamortized organization
 costs.....................         --       20,573       1,182         --         1,218
Receivable from investment
 advisor...................         --        7,527      23,039         --         7,160
Prepaid expenses and other
 assets....................          465         22       1,397        2,984         848
                             ----------- ---------- ----------- ------------ -----------
  Total Assets.............   38,745,262  2,586,457  43,174,340  346,850,346  66,845,549
                             ----------- ---------- ----------- ------------ -----------
LIABILITIES:
Due to custodian...........         --       20,678        --      1,262,975        --
Net unrealized depreciation
 of forward
 foreign currency contracts
 See portfolios of
 investments...............         --         --          --           --          --
Payable for Fund shares
 redeemed..................        2,774      1,534      82,015      182,853     209,362
Payable for investment
 securities purchased......    1,202,885       --          --     19,646,770   6,098,228
Variation margin payable...         --         --         1,688         --          --
Investment advisory fee
 payable...................       36,722       --          --        178,669        --
Administration fee
 payable...................         --         --          --           --          --
Shareholder servicing and
 distribution fees payable
 ..........................           53        526      11,029       86,945      25,782
Dividends payable..........        2,447       --        66,483      492,746      63,700
Accrued expenses and other
 payables..................       32,514     27,871      50,349      125,434      34,574
                             ----------- ---------- ----------- ------------ -----------
  Total Liabilities........    1,277,395     50,609     211,564   21,976,392   6,431,646
                             ----------- ---------- ----------- ------------ -----------
NET ASSETS.................  $37,467,867 $2,535,848 $42,962,776 $324,873,954 $60,413,903
                             =========== ========== =========== ============ ===========
-------------
(a) Investments, at cost...  $38,201,505 $2,464,353 $42,379,320 $307,361,564 $62,141,084
(b) Cash and/or foreign
 currency, at cost.........  $    69,371 $     --   $   138,548 $       --   $    71,284

                       See Notes to Financial Statements.

  FLORIDA
  INSURED                   EMERGING   INTERNATIONAL  STRATEGIC  CONSERVATIVE               FLEXIBLE
 MUNICIPAL      GROWTH       GROWTH       GROWTH       GROWTH       GROWTH      BALANCED     INCOME      INCOME
   FUND          FUND         FUND         FUND       PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO
-----------  ------------ ------------ ------------- ----------- ------------ ------------ ----------- -----------
$24,360,882  $279,047,749 $172,994,003 $157,159,302  $68,883,649 $283,030,311 $215,340,008 $15,953,080 $11,551,057
      --             --     33,964,000    2,401,000       23,000    1,752,000    1,224,000     401,000     178,000
-----------  ------------ ------------ ------------  ----------- ------------ ------------ ----------- -----------
 24,360,882   279,047,749  206,958,003  159,560,302   68,906,649  284,782,311  216,564,008  16,354,080  11,729,057
       --            --            877         --          6,703          700          526         716          52
       --            --           --        185,859         --           --           --          --          --
    453,235        78,502       22,729      496,041         --        198,884      356,839      64,420      60,268
    198,563       124,357       26,245       37,213      282,814      193,951      406,074     125,294     128,000
    196,946     3,837,149    6,327,987    5,355,863      523,721         --           --          --          --
       --            --           --           --         27,092       27,092       27,092      27,092      27,092
     27,310          --           --           --         32,138       25,557       31,503      25,061      17,034
        557         3,648       10,161        1,017          241          275          274        --          --
-----------  ------------ ------------ ------------  ----------- ------------ ------------ ----------- -----------
 25,237,493   283,091,405  213,346,002  165,636,295   69,779,358  285,228,770  217,386,316  16,596,663  11,961,503
-----------  ------------ ------------ ------------  ----------- ------------ ------------ ----------- -----------
      2,740     1,225,485         --      1,235,577         --           --           --          --          --
       --          37,644      163,275         --           --           --           --          --          --
     15,000     1,343,140   25,576,937       44,068      167,777      645,235      437,554      68,912      36,926
  3,534,744       431,425      305,779    3,386,163         --           --           --          --          --
       --            --           --           --           --           --           --          --          --
       --         264,023      196,321      111,415         --           --           --          --          --
       --            --           --           --         27,780      115,114       87,955       6,718       4,907
      7,418         9,924       57,367       19,926       44,651      160,023      113,647       8,029       4,866
     38,574           204         --           --           --           --          2,415       3,990      21,383
     23,442       225,391      158,669      144,037       35,777       92,643       75,462      17,143      15,604
-----------  ------------ ------------ ------------  ----------- ------------ ------------ ----------- -----------
  3,621,918     3,537,236   26,458,348    4,941,186      275,985    1,013,015      717,033     104,792      83,686
-----------  ------------ ------------ ------------  ----------- ------------ ------------ ----------- -----------
$21,615,575  $279,554,169 $186,887,654 $160,695,109  $69,503,373 $284,215,755 $216,669,283 $16,491,871 $11,877,817
===========  ============ ============ ============  =========== ============ ============ =========== ===========
$22,467,037  $212,485,953 $179,478,740 $159,226,936  $64,007,749 $267,338,140 $206,404,491 $16,093,274 $11,410,604
$      --    $       --   $        877 $       --    $     6,703 $        700 $        526 $       716 $        52

                       See Notes to Financial Statements.

WM GROUP OF FUNDS

JUNE 30, 1998

                                                                                         CALIFORNIA
                                                             SHORT TERM                   INSURED
                                    CALIFORNIA     TARGET       HIGH       CALIFORNIA   INTERMEDIATE
                                       MONEY      MATURITY     QUALITY     MUNICIPAL     MUNICIPAL
                                       FUND      2002 FUND    BOND FUND       FUND          FUND
                                    -----------  ----------  -----------  ------------  ------------
NET ASSETS CONSIST OF:
Undistributed net investment
 income/(accumulated net
 investment loss/distributions in
 excess of net investment
 income)..........................  $     2,366  $   82,227  $     (650)  $     (6,864) $    15,157
Accumulated net realized
 gain/(loss) on investments sold,
 futures contracts, closed written
 options, forward foreign currency
 contracts and foreign currency
 transactions.....................      (40,974)      8,136   (1,743,719)      581,668      682,834
Net unrealized
 appreciation/(depreciation) of
 invesments, foreign currency,
 written options, futures
 contracts, forward foreign
 currency contracts and other
 assets and liabilities...........         --        93,982      158,236    24,496,679    3,481,873
Paid-in capital...................   37,506,475   2,351,503   44,548,909   299,802,471   56,234,039
                                    -----------  ----------  -----------  ------------  -----------
  Total Net Assets................  $37,467,867  $2,535,848  $42,962,776  $324,873,954  $60,413,903
                                    ===========  ==========  ===========  ============  ===========
NET ASSETS:
Class A Shares....................  $37,402,811  $2,535,848  $35,551,039  $290,328,335  $38,723,516
                                    ===========  ==========  ===========  ============  ===========
Class B Shares....................  $    62,823        --    $ 3,458,674  $ 34,536,784  $21,687,501
                                    ===========              ===========  ============  ===========
Class S Shares....................  $     1,175        --    $   850,463  $      7,645  $     1,751
                                    ===========              ===========  ============  ===========
Class I Shares....................  $     1,058        --    $ 3,102,600  $      1,190  $     1,135
                                    ===========              ===========  ============  ===========
SHARES OUTSTANDING:
Class A Shares....................   37,444,542     233,408   15,300,501    25,624,319    3,582,157
                                    ===========  ==========  ===========  ============  ===========
Class B Shares....................       62,893        --      1,488,540     3,048,310    2,006,214
                                    ===========              ===========  ============  ===========
Class S Shares....................        1,176        --        366,038           675          162
                                    ===========              ===========  ============  ===========
Class I Shares....................        1,060        --      1,335,530           105          105
                                    ===========              ===========  ============  ===========
CLASS A SHARES:
Net asset value per share of
 beneficial interest
 outstanding*.....................  $      1.00  $    10.86  $      2.32  $      11.33  $     10.81
                                    ===========  ==========  ===========  ============  ===========
Maximum sales charge..............         --          2.00%        3.50%         4.50%        4.50%
Maximum offering price per share
 of
 beneficial interest outstanding..         --    $    11.09  $      2.41  $      11.86  $     11.32
                                                 ==========  ===========  ============  ===========
CLASS B SHARES:
Net asset value and offering price
 per share of
 beneficial interest outstanding*.. $      1.00        --    $      2.32  $      11.33  $     10.81
                                    ===========              ===========  ============  ===========
CLASS S SHARES:
Net asset value and offering price
 per share of
 beneficial interest outstanding*.. $      1.00        --    $      2.32  $      11.33  $     10.81
                                    ===========              ===========  ============  ===========
CLASS I SHARES:
Net asset value, offering and
 redemption price per share of
 beneficial interest outstanding..  $      1.00        --    $      2.32  $      11.33  $     10.81
                                    ===========              ===========  ============  ===========

-------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge.

                      See Notes to Financial Statements.

  FLORIDA
  INSURED                    EMERGING    INTERNATIONAL   STRATEGIC   CONSERVATIVE                 FLEXIBLE
 MUNICIPAL      GROWTH        GROWTH        GROWTH        GROWTH        GROWTH       BALANCED      INCOME       INCOME
   FUND          FUND          FUND          FUND        PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO
-----------  ------------  ------------  -------------  -----------  ------------  ------------  -----------  -----------
$    13,135  $    (12,382) $    161,566  $  3,597,176   $   343,195  $  2,093,956  $  1,751,125  $    96,037  $     4,670
 (2,246,010)   45,367,823    55,984,486     1,282,148     4,843,883    16,332,250    11,753,288      546,611      (25,180)
  1,893,845    66,535,577    27,315,346       543,375     4,898,900    17,444,171    10,159,517      260,807      318,453
 21,954,605   167,663,151   103,426,256   155,272,410    59,417,395   248,345,378   193,005,353   15,588,416   11,579,874
-----------  ------------  ------------  ------------   -----------  ------------  ------------  -----------  -----------
$21,615,575  $279,554,169  $186,887,654  $160,695,109   $69,503,373  $284,215,755  $216,669,283  $16,491,871  $11,877,817
===========  ============  ============  ============   ===========  ============  ============  ===========  ===========
$16,537,727  $112,153,051  $118,472,847  $ 38,281,364   $18,330,270  $114,946,285  $101,725,605  $ 8,808,325  $ 7,793,333
===========  ============  ============  ============   ===========  ============  ============  ===========  ===========
$ 5,074,939  $ 38,389,530  $ 28,539,942  $  4,293,589   $51,173,103  $169,269,470  $114,943,678  $ 7,683,546  $ 4,084,484
===========  ============  ============  ============   ===========  ============  ============  ===========  ===========
$     1,729  $ 13,282,870  $  5,989,298  $  9,599,446          --            --            --           --           --
===========  ============  ============  ============
$     1,180  $115,728,718  $ 33,885,567  $108,520,710          --            --            --           --           --
===========  ============  ============  ============
  1,597,566     6,075,731     6,078,169     3,753,078     1,448,239     9,705,231     8,750,008      816,563      753,466
===========  ============  ============  ============   ===========  ============  ============  ===========  ===========
    490,260     2,154,124     1,513,562       426,544     4,084,199    14,419,879     9,886,921      712,294      394,873
===========  ============  ============  ============   ===========  ============  ============  ===========  ===========
        167       745,165       317,611       944,420          --            --            --           --           --
===========  ============  ============  ============
        114     6,234,430     1,728,846    10,680,562          --            --            --           --           --
===========  ============  ============  ============
$     10.35  $      18.46  $      19.49  $      10.20   $     12.66  $      11.84  $      11.63  $     10.79  $     10.34
===========  ============  ============  ============   ===========  ============  ============  ===========  ===========
       4.50%         5.50%         5.50%         5.50%         5.50%         5.50%         5.50%        4.50%        4.50%
$     10.84  $      19.53  $      20.62  $      10.79   $     13.40  $      12.53  $      12.31  $     11.30  $     10.83
===========  ============  ============  ============   ===========  ============  ============  ===========  ===========
$     10.35  $      17.82  $      18.86  $      10.07   $     12.53  $      11.74  $      11.63  $     10.79  $     10.34
===========  ============  ============  ============   ===========  ============  ============  ===========  ===========
$     10.35  $      17.83  $      18.86  $      10.16          --            --            --           --           --
===========  ============  ============  ============
$     10.35  $      18.56  $      19.60  $      10.16          --            --            --           --           --
===========  ============  ============  ============

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
WM GROUP OF FUNDS

FOR THE YEAR ENDED JUNE 30, 1998

                                                                               CALIFORNIA
                                                     SHORT TERM                 INSURED
                              CALIFORNIA   TARGET       HIGH     CALIFORNIA   INTERMEDIATE
                                MONEY     MATURITY    QUALITY     MUNICIPAL    MUNICIPAL
                                 FUND     2002 FUND  BOND FUND      FUND          FUND
                              ----------  ---------  ----------  -----------  ------------
INVESTMENT INCOME:
Dividends...................  $     --    $   --     $     --    $      --     $     --
Foreign withholding tax on
 dividend income............        --        --           --           --           --
Interest....................   1,425,585   164,517    1,898,116   20,795,207    3,371,439
                              ----------  --------   ----------  -----------   ----------
  Total investment income...   1,425,585   164,517    1,898,116   20,795,207    3,371,439
                              ----------  --------   ----------  -----------   ----------
EXPENSES:
Investment advisory fee.....     188,184     6,596      145,180    2,010,319      380,528
Administration fee..........      73,762     5,515       33,910      860,498      161,117
Custodian fees..............       4,887     2,514        8,438       17,049        3,649
Legal and audit fees........      17,190    11,374       23,529       37,650       18,270
Trustees' fees and
 expenses...................       4,108     1,378        3,790       25,532        5,753
Amortization of organization
 costs......................        --      11,757        3,545         --          1,622
Registration and filing
 fees.......................      11,849    11,213       25,417       15,775       13,505
Printing and postage
 expenses...................      25,721    10,388       38,884      126,691       27,270
Other.......................       3,092       721        5,653       53,537       14,542
Shareholder servicing and
 distribution fees:
 Class A Shares.............      61,358     6,596       55,796      771,965      104,424
 Class B Shares.............         695      --         30,496      279,831      213,039
 Class S Shares.............          12      --          6,400           75           17
Transfer agent fees:
 Class A Shares.............      11,899     1,311       16,690       30,491        4,540
 Class B Shares.............        --        --          2,274        4,200        2,670
 Class S Shares.............        --        --            313         --           --
Fees waived and/or expenses
 absorbed by investment
 advisor and/or
 administrator..............     (70,002)  (50,726)    (133,982)    (656,426)    (246,808)
                              ----------  --------   ----------  -----------   ----------
  Total expenses............     332,755    18,637      266,333    3,577,187      704,138
Fees reduced by credits
 allowed by the custodian...      (1,759)   (2,162)        (428)     (13,157)      (3,433)
                              ----------  --------   ----------  -----------   ----------
  Net expenses..............     330,996    16,475      265,905    3,564,030      700,705
                              ----------  --------   ----------  -----------   ----------
NET INVESTMENT
 INCOME/(LOSS)..............   1,094,589   148,042    1,632,211   17,231,177    2,670,734
                              ----------  --------   ----------  -----------   ----------
NET REALIZED AND UNREALIZED
 GAIN/(LOSS) ON INVESTMENTS:
Realized gain/(loss) from:
 Security transactions......        --      22,489     (108,783)   7,849,255      954,502
 Forward foreign currency
  contracts and foreign
  currency transactions.....        --        --           --           --           --
 Futures contracts..........        --        --       (105,817)     994,551      (70,527)
Capital gain distribution
 received...................        --        --           --           --           --
Net unrealized
 appreciation/(depreciation)
 of:
 Securities.................        --      79,878       63,850    3,864,365      184,266
 Forward foreign currency
  contracts.................        --        --           --           --           --
 Foreign currency, written
  options, futures contracts
  and other assets and
  liabilities...............        --        --          8,262         --           --
                              ----------  --------   ----------  -----------   ----------
Net realized and unrealized
 gain/(loss) on
 investments................        --     102,367     (142,488)  12,708,171    1,068,241
                              ----------  --------   ----------  -----------   ----------
NET INCREASE/(DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS.................  $1,094,589  $250,409   $1,489,723  $29,939,348   $3,738,975
                              ==========  ========   ==========  ===========   ==========

                       See Notes to Financial Statements.

  FLORIDA
  INSURED                    EMERGING    INTERNATIONAL   STRATEGIC   CONSERVATIVE                FLEXIBLE
 MUNICIPAL      GROWTH        GROWTH        GROWTH        GROWTH        GROWTH      BALANCED      INCOME      INCOME
    FUND         FUND          FUND          FUND        PORTFOLIO    PORTFOLIO     PORTFOLIO   PORTFOLIO   PORTFOLIO
 ----------   -----------  ------------  -------------  -----------  ------------  -----------  ----------  ----------
 $     --     $ 1,382,894  $    766,746  $  3,152,573   $   546,974  $ 6,078,778   $ 6,582,937  $  875,048  $1,084,829
       --         (16,446)      (31,377)     (328,410)         --           --            --          --          --
  1,414,701       774,473       598,853       450,512        26,543       79,334        82,016      17,721      13,766
 ----------   -----------  ------------  ------------   -----------  -----------   -----------  ----------  ----------
  1,414,701     2,140,921     1,334,222     3,274,675       573,517    6,158,112     6,664,953     892,769   1,098,595
 ----------   -----------  ------------  ------------   -----------  -----------   -----------  ----------  ----------
    146,555     2,739,222     2,214,151     1,354,934        91,196      438,904       323,735      26,686      22,941
     65,423       723,887       620,085       370,136       303,985    1,463,013     1,079,118      88,955      76,470
      2,465        64,008        28,455       141,813         1,402        3,165         1,420       1,597       1,208
     16,552        34,992        33,881        35,290        13,856       21,027        24,863      10,735      12,728
      2,935        18,682        18,340        10,985         4,167       18,512        13,937       1,103         901
     12,457         9,110          --            --           9,030        9,030         9,030       9,030       9,030
     21,696        33,132        29,889        31,102        28,232       30,102        30,247      14,907      19,548
     18,822       236,559       316,038       118,636        39,041      153,100       112,091      17,501       8,326
     10,313        21,117        20,942        19,803         1,826        8,175         6,018         731         673
     49,647       272,672       402,102       115,246        41,197      318,337       265,656      25,447      27,083
     50,711       320,219       296,876        45,383       443,183    1,652,679     1,095,612      76,123      44,611
        109       137,559        71,785        96,331          --           --            --          --          --
      2,370        53,641        79,198        28,655         3,209       15,331        13,619       1,590       1,268
        733        30,565        33,324         7,474         8,537       21,868        14,289       1,072         671
       --           4,502         3,923         4,363          --           --            --          --          --
   (141,047)         --          (3,472)      (29,113)      (88,030)    (135,615)     (119,725)    (49,055)    (46,267)
 ----------   -----------  ------------  ------------   -----------  -----------   -----------  ----------  ----------
    259,741     4,699,867     4,165,517     2,351,038       900,831    4,017,628     2,869,910     226,422     179,191
     (1,636)       (6,149)       (8,703)       (1,024)          (49)      (1,424)         (288)       (250)       (212)
 ----------   -----------  ------------  ------------   -----------  -----------   -----------  ----------  ----------
    258,105     4,693,718     4,156,814     2,350,014       900,782    4,016,204     2,869,622     226,172     178,979
 ----------   -----------  ------------  ------------   -----------  -----------   -----------  ----------  ----------
  1,156,596    (2,552,797)   (2,822,592)      924,661      (327,265)   2,141,908     3,795,331     666,597     919,616
 ----------   -----------  ------------  ------------   -----------  -----------   -----------  ----------  ----------
    555,785    57,657,686    79,544,854     3,336,138        70,811      634,997     1,600,513     180,143        (146)
       --         776,368      (422,776)    7,584,974          --           --            --          --          --
    (71,437)         --            --            --            --           --            --          --          --
       --            --            --            --       8,834,729   29,135,400    21,083,866     950,791        --
    620,889    33,821,257   (46,050,910)  (19,379,433)    2,307,572    7,816,736     1,378,617      38,924     368,927
       --        (333,137)      239,541    (2,561,790)         --           --            --          --          --
       --          13,146         5,627        29,643          --           --            --          --          --
 ----------   -----------  ------------  ------------   -----------  -----------   -----------  ----------  ----------
  1,105,237    91,935,320    33,316,336   (10,990,468)   11,213,112   37,587,133    24,062,996   1,169,858     368,781
 ----------   -----------  ------------  ------------   -----------  -----------   -----------  ----------  ----------
 $2,261,833   $89,382,523  $ 30,493,744  $(10,065,807)  $10,885,847  $39,729,041   $27,858,327  $1,836,455  $1,288,397
 ==========   ===========  ============  ============   ===========  ===========   ===========  ==========  ==========

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
WM GROUP OF FUNDS

FOR THE YEAR ENDED JUNE 30, 1998

                                                                                    CALIFORNIA
                                                        SHORT TERM                   INSURED
                               CALIFORNIA     TARGET       HIGH       CALIFORNIA   INTERMEDIATE
                                  MONEY      MATURITY     QUALITY     MUNICIPAL     MUNICIPAL
                                  FUND      2002 FUND    BOND FUND       FUND          FUND
                               -----------  ----------  -----------  ------------  ------------
 Net investment
  income/(loss)..............  $ 1,094,589  $  148,042  $ 1,632,211  $ 17,231,177  $ 2,670,734
 Net realized gain/(loss) on
  investments sold, forward
  foreign currency contracts,
  foreign currency
  transactions, futures
  contracts and closed
  written options during the
  year.......................         --        22,489     (214,600)    8,843,806      883,975
 Capital gain distribution
  received...................         --          --           --            --           --
 Net unrealized
  appreciation/(depreciation)
  of investments, forward
  foreign currency contracts,
  foreign currency,
  futures contracts, written
  options and other assets
  and liabilities during the
  year.......................         --        79,878       72,112     3,864,365      184,266
                               -----------  ----------  -----------  ------------  -----------
 Net increase/(decrease) in
  net assets resulting from
  operations.................    1,094,589     250,409    1,489,723    29,939,348    3,738,975
 Distributions to
  shareholders from:
 Net investment income:
  Class A Shares.............   (1,093,207)   (170,981)  (1,197,547)  (16,032,716)  (1,873,113)
  Class B Shares.............       (1,326)       --       (145,841)   (1,238,105)    (797,504)
  Class S Shares.............          (22)       --        (29,081)         (548)         (64)
  Class I Shares.............          (31)       --       (171,711)          (50)         (53)
 Distributions in excess of
  net investment income
  Class A Shares.............         --          --           --          (9,986)         (57)
  Class B Shares.............         --          --           --            (771)         (24)
  Class S Shares.............         --          --           --            --           --
  Class I Shares.............         --          --           --            --           --
 Net realized gains on
  investments:
  Class A Shares.............         --       (26,467)        --         (23,641)    (403,151)
  Class B Shares.............         --          --           --          (1,826)    (200,864)
  Class S Shares.............         --          --           --            --            (16)
  Class I Shares.............         --          --           --            --            (10)
 Capital:
  Class A Shares.............         --          --        (31,166)         --           --
  Class B Shares.............         --          --         (3,795)         --           --
  Class S Shares.............         --          --           (757)         --           --
  Class I Shares.............         --          --         (4,469)         --           --
 Net increase/(decrease) in
  net assets from Fund share
  transactions:
  Class A Shares.............   (5,520,424)   (332,981)  21,970,831   (39,569,128)  (6,761,633)
  Class B Shares.............       (4,780)       --        460,337     8,332,257      559,381
  Class S Shares.............           22        --         51,136           329           80
  Class I Shares.............           31        --        345,142            61           63
                               -----------  ----------  -----------  ------------  -----------
 Net increase/(decrease) in
  net assets.................   (5,525,148)   (280,020)  22,732,802   (18,604,776)  (5,737,990)
 NET ASSETS:
 Beginning of year...........   42,993,015   2,815,868   20,229,974   343,478,730   66,151,893
                               -----------  ----------  -----------  ------------  -----------
 End of year.................  $37,467,867  $2,535,848  $42,962,776  $324,873,954  $60,413,903
                               ===========  ==========  ===========  ============  ===========
 Undistributed net investment
  income/(accumulated net
  investment
  loss/distributions in
  excess of net investment
  income) at end of year.....  $     2,366  $   82,227  $      (650) $     (6,864) $    15,157
                               ===========  ==========  ===========  ============  ===========

                       See Notes to Financial Statements.

  FLORIDA
  INSURED                    EMERGING    INTERNATIONAL   STRATEGIC   CONSERVATIVE                 FLEXIBLE
 MUNICIPAL      GROWTH        GROWTH        GROWTH        GROWTH        GROWTH       BALANCED      INCOME       INCOME
   FUND          FUND          FUND          FUND        PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO
-----------  ------------  ------------  -------------  -----------  ------------  ------------  -----------  -----------
$ 1,156,596  $ (2,552,797) $ (2,822,592) $    924,661   $  (327,265) $  2,141,908  $  3,795,331  $   666,597  $   919,616
    484,348    58,434,054    79,122,078    10,921,112        70,811       634,997     1,600,513      180,143         (146)
       --            --            --            --       8,834,729    29,135,400    21,083,866      950,791         --
    620,889    33,501,266   (45,805,742)  (21,911,580)    2,307,572     7,816,736     1,378,617       38,924      368,927
-----------  ------------  ------------  ------------   -----------  ------------  ------------  -----------  -----------
  2,261,833    89,382,523    30,493,744   (10,065,807)   10,885,847    39,729,041    27,858,327    1,836,455    1,288,397
   (954,335)         --            --      (1,975,295)         --        (974,521)   (2,029,043)    (390,981)    (687,206)
   (204,787)         --            --        (178,840)         --      (1,167,578)   (1,843,104)    (296,913)    (250,566)
       (442)         --            --        (317,435)         --            --            --           --           --
        (53)         --            --      (4,405,354)         --            --            --           --           --
       --            --            --        (123,824)     (950,866)   (4,768,523)   (4,295,670)    (200,387)        (979)
       --            --            --         (11,211)   (2,366,606)   (5,713,185)   (3,902,019)    (152,174)        (357)
       --            --            --         (19,899)         --            --            --           --           --
       --            --            --        (276,154)         --            --            --           --           --
       --      (8,274,234)   (8,507,941)   (1,992,183)      (53,136)     (709,436)   (1,050,143)    (218,896)        --
       --      (2,485,038)   (1,627,499)     (212,435)     (140,517)     (922,315)   (1,095,753)    (167,811)        --
       --      (1,125,281)     (372,058)     (403,997)         --            --            --           --           --
       --     (10,259,464)   (2,639,418)   (4,204,998)         --            --            --           --           --
       --            --            --            --            --            --            --           --           --
       --            --            --            --            --            --            --           --           --
       --            --            --            --            --            --            --           --           --
       --            --            --            --            --            --            --           --           --
 (7,117,017)  (24,983,912)  (59,785,251)  (14,343,542)    2,069,016   (32,508,160)  (14,387,577)  (4,062,849)  (5,873,876)
   (200,018)      656,439    (2,364,589)      108,509    10,004,844    (3,587,306)    8,172,018      147,178     (544,041)
    (28,294)   (3,717,859)   (2,844,853)     (905,239)         --            --            --           --           --
         53   (42,247,133)  (20,847,090)   29,866,956          --            --            --           --           --
-----------  ------------  ------------  ------------   -----------  ------------  ------------  -----------  -----------
 (6,243,060)   (3,053,959)  (68,494,955)   (9,460,748)   19,448,582   (10,621,983)    7,427,036   (3,506,378)  (6,068,628)
 27,858,635   282,608,128   255,382,609   170,155,857    50,054,791   294,837,738   209,242,247   19,998,249   17,946,445
-----------  ------------  ------------  ------------   -----------  ------------  ------------  -----------  -----------
$21,615,575  $279,554,169  $186,887,654  $160,695,109   $69,503,373  $284,215,755  $216,669,283  $16,491,871  $11,877,817
===========  ============  ============  ============   ===========  ============  ============  ===========  ===========
$    13,135  $    (12,382) $    161,566  $  3,597,176   $   343,195  $  2,093,956  $  1,751,125  $    96,037  $     4,670
===========  ============  ============  ============   ===========  ============  ============  ===========  ===========

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
WM GROUP OF FUNDS

FOR THE YEAR ENDED JUNE 30, 1997

                                                                                     CALIFORNIA
                                                         SHORT TERM                   INSURED
                               CALIFORNIA     TARGET        HIGH       CALIFORNIA   INTERMEDIATE
                                  MONEY      MATURITY     QUALITY      MUNICIPAL     MUNICIPAL
                                  FUND      2002 FUND    BOND FUND        FUND          FUND
                               -----------  ----------  ------------  ------------  ------------
 Net investment
  income/(loss)..............  $ 1,285,640  $  179,846  $  1,965,746  $ 20,486,611  $  3,182,357
 Net realized gain/(loss) on
  investments sold, forward
  foreign currency contracts,
  foreign currency
  transactions, futures
  contracts and closed
  written options during the
  year.......................         --        20,427      (460,363)    5,995,910       529,710
 Capital gain distribution
  received...................         --          --            --            --            --
 Net unrealized
  appreciation/(depreciation)
  of investments, forward
  foreign currency contracts,
  foreign currency, futures
  contracts, written options
  and other assets and
  liabilities during the
  year.......................         --         6,041       308,395     5,182,081     1,035,421
                               -----------  ----------  ------------  ------------  ------------
 Net increase/(decrease) in
  net assets resulting from
  operations.................    1,285,640     206,314     1,813,778    31,664,602     4,747,488
 Distributions to
  shareholders from:
 Net investment income:
  Class A Shares.............   (1,284,111)   (200,615)   (1,327,651)  (19,363,780)   (2,354,600)
  Class B Shares.............       (1,373)       --        (173,000)   (1,122,377)     (827,004)
  Class S Shares.............         (125)       --         (97,246)         (398)         (278)
  Class I Shares.............          (31)       --        (227,346)          (56)          (47)
 Distributions in excess of
  net investment income:
  Class A Shares.............         --          --            --            --            --
  Class B Shares.............         --          --            --            --            --
  Class S Shares.............         --          --            --            --            --
  Class I Shares.............         --          --            --            --            --
 Net realized gains on
  investments:
  Class A Shares.............         --       (14,491)         --            --        (231,272)
  Class B Shares.............         --          --            --            --         (96,670)
  Class S Shares.............         --          --            --            --             (52)
  Class I Shares.............         --          --            --            --              (5)
 Net increase/(decrease) in
  net assets from
 Fund share transactions:
  Class A Shares.............   (8,287,958)   (300,042)  (18,780,368)  (64,410,300)  (10,241,881)
  Class B Shares.............      (79,592)       --        (447,758)    3,983,769      (312,536)
  Class S Shares.............       (9,276)       --      (2,738,794)       (4,601)       (9,871)
  Class I Shares.............        1,029        --       2,800,633         1,056         1,052
                               -----------  ----------  ------------  ------------  ------------
 Net increase/(decrease) in
  net assets.................   (8,375,797)   (308,834)  (19,177,752)  (49,252,085)   (9,325,676)
 NET ASSETS:
 Beginning of year...........   51,368,812   3,124,702    39,407,726   392,730,815    75,477,569
                               -----------  ----------  ------------  ------------  ------------
 End of year.................  $42,993,015  $2,815,868  $ 20,229,974  $343,478,730  $ 66,151,893
                               ===========  ==========  ============  ============  ============
 Undistributed net investment
  income/(accumulated net
  investment
  loss/distributions in
  excess of net investment
  income) at end of year.....  $     2,363  $   93,410  $     16,879  $     33,691  $      3,196
                               ===========  ==========  ============  ============  ============

                       See Notes to Financial Statements.

  FLORIDA
  INSURED                    EMERGING     INTERNATIONAL   STRATEGIC   CONSERVATIVE                 FLEXIBLE
 MUNICIPAL      GROWTH        GROWTH         GROWTH        GROWTH        GROWTH       BALANCED      INCOME       INCOME
   FUND          FUND          FUND           FUND        PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO
-----------  ------------  -------------  -------------  -----------  ------------  ------------  -----------  -----------
$ 1,541,262  $   (842,668) $  (3,798,378) $    552,504   $  (178,097) $    742,917  $  2,691,767  $   621,784  $   730,796
    343,304    23,854,848     (7,974,694)    8,783,992      (832,813)   (4,572,450)   (2,221,544)     (82,264)     (25,028)
       --            --             --            --       2,663,475    17,000,068     8,289,328      498,118         --
    678,418     4,925,545     (3,135,432)   15,640,885     2,591,328     9,627,435     8,780,900      221,883      (50,474)
-----------  ------------  -------------  ------------   -----------  ------------  ------------  -----------  -----------
  2,562,984    27,937,725    (14,908,504)   24,977,381     4,243,893    22,797,970    17,540,451    1,259,521      655,294
 (1,349,518)         --             --        (944,934)         --        (656,680)   (1,872,563)    (438,577)    (571,274)
   (226,428)         --             --         (33,752)         --         (86,237)     (819,204)    (183,207)    (159,522)
       (386)         --             --            --            --            --            --           --           --
       (107)         --             --      (1,421,219)         --            --            --           --           --
     (7,232)         --             --            --        (432,599)   (5,678,412)   (2,697,778)    (121,042)     (12,235)
     (1,421)         --             --            --      (1,142,282)   (6,029,325)   (2,177,251)     (62,906)      (3,903)
         (3)         --             --            --            --            --            --           --           --
       --            --             --            --            --            --            --           --           --
       --     (19,083,057)   (16,295,524)     (740,078)         (406)         --            (389)        (256)          (5)
       --      (4,239,788)    (2,456,114)      (45,566)       (1,155)         --            (270)        (115)          (1)
       --      (2,712,699)    (1,158,776)     (157,954)         --            --            --           --           --
       --     (13,384,790)    (5,828,460)     (867,959)         --            --            --           --           --
 (7,880,857)  (62,908,925)   (91,171,361)  (65,266,118)   13,405,891   131,432,582   104,172,141   12,313,830   13,469,251
   (517,149)    6,890,521      3,406,635      (148,620)   33,961,449   153,037,840    95,077,110    7,211,001    4,548,840
     17,772   (31,340,022)   (31,941,983)  (28,119,034)         --            --            --           --           --
      1,052   131,010,126     59,424,781    83,322,919          --            --            --           --           --
-----------  ------------  -------------  ------------   -----------  ------------  ------------  -----------  -----------
 (7,401,293)   32,169,091   (100,929,306)   10,555,066    50,034,791   294,817,738   209,222,247   19,978,249   17,926,445
 35,259,928   250,439,037    356,311,915   159,600,791        20,000        20,000        20,000       20,000       20,000
-----------  ------------  -------------  ------------   -----------  ------------  ------------  -----------  -----------
$27,858,635  $282,608,128  $ 255,382,609  $170,155,857   $50,054,791  $294,837,738  $209,242,247  $19,998,249  $17,946,445
===========  ============  =============  ============   ===========  ============  ============  ===========  ===========
$     2,892  $   (114,094) $    (215,392) $  1,856,754   $  (202,159) $        191  $     76,816  $    21,297  $    18,156
===========  ============  =============  ============   ===========  ============  ============  ===========  ===========

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY

WM GROUP OF FUNDS

FOR THE YEAR ENDED JUNE 30, 1998

                                                                                CALIFORNIA
                                                   SHORT TERM                    INSURED
                          CALIFORNIA    TARGET        HIGH       CALIFORNIA    INTERMEDIATE
                            MONEY      MATURITY     QUALITY       MUNICIPAL     MUNICIPAL
                             FUND      2002 FUND  BOND FUND(A)      FUND           FUND
                         ------------  ---------  ------------  -------------  ------------
AMOUNT
 CLASS A:
  Sold.................. $ 30,331,723  $  34,948  $ 39,093,511  $ 109,366,878  $ 45,133,314
  Issued in exchange for
   Class A shares.......         --         --      33,873,483           --            --
  Issued as reinvestment
   of dividends.........    1,056,492    196,535       799,463     10,168,881     1,692,248
  Redeemed..............  (36,908,639)  (564,464)  (51,795,626)  (159,104,887)  (53,587,195)
                         ------------  ---------  ------------  -------------  ------------
  Net
   increase/(decrease).. $ (5,520,424) $(332,981) $ 21,970,831  $ (39,569,128) $ (6,761,633)
                         ============  =========  ============  =============  ============
 CLASS B:
  Sold.................. $     70,100       --    $    348,662  $  11,852,598  $  3,830,587
  Issued in exchange for
   Class B shares.......         --         --       1,149,624           --            --
  Issued as reinvestment
   of dividends.........        1,322       --         110,925        880,758       785,124
  Redeemed..............      (76,202)      --      (1,148,874)    (4,401,099)   (4,056,330)
                         ------------             ------------  -------------  ------------
  Net
   increase/(decrease).. $     (4,780)      --    $    460,337  $   8,332,257  $    559,381
                         ============             ============  =============  ============
 CLASS S:
  Sold.................. $       --         --    $     27,837  $        --    $       --
  Issued in exchange for
   Class S shares.......         --         --         568,432           --            --
  Issued as reinvestment
   of dividends.........           22       --          21,221            329            80
  Redeemed..............         --         --        (566,354)          --            --
                         ------------             ------------  -------------  ------------
  Net
   increase/(decrease).. $         22       --    $     51,136  $         329  $         80
                         ============             ============  =============  ============
 CLASS I:
  Sold.................. $       --         --    $    131,968  $        --    $       --
  Issued in exchange for
   Class I shares.......         --         --       1,470,065           --            --
  Issued as reinvestment
   of dividends.........           31       --            --               61            63
  Redeemed..............         --         --      (1,256,891)          --            --
                         ------------             ------------  -------------  ------------
  Net
   increase/(decrease).. $         31       --    $    345,142  $          61  $         63
                         ============             ============  =============  ============
SHARES
 CLASS A:
  Sold..................   30,331,723      3,257    16,747,592      9,670,102     4,166,073
  Issued in exchange for
   Class A shares.......         --         --      14,537,976           --            --
  Issued as reinvestment
   of dividends.........    1,056,492     18,789       363,171        903,373       155,891
  Redeemed..............  (36,908,639)   (52,004)  (22,246,314)   (14,095,738)   (4,944,950)
                         ------------  ---------  ------------  -------------  ------------
  Net
   increase/(decrease)..   (5,520,424)   (29,958)    9,402,425     (3,522,263)     (622,986)
                         ============  =========  ============  =============  ============
 CLASS B:
  Sold..................       70,100       --         151,031      1,051,959       353,152
  Issued in exchange for
   Class B shares.......         --         --         493,401           --            --
  Issued as reinvestment
   of dividends.........        1,322       --          47,771         78,161        72,337
  Redeemed..............      (76,202)      --        (494,001)      (391,417)     (374,167)
                         ------------             ------------  -------------  ------------
  Net
   increase/(decrease)..       (4,780)      --         198,202        738,703        51,322
                         ============             ============  =============  ============
 CLASS S:
  Sold..................         --         --          12,088           --            --
  Issued in exchange for
   Class S shares.......         --         --         243,962           --            --
  Issued as reinvestment
   of dividends.........           22       --           9,129             29             7
  Redeemed..............         --         --        (243,870)          --            --
                         ------------             ------------  -------------  ------------
  Net
   increase/(decrease)..           22       --          21,309             29             7
                         ============             ============  =============  ============
 CLASS I:
  Sold..................         --         --          59,563           --            --
  Issued in exchange for
   Class I shares.......         --         --         630,929           --            --
  Issued as reinvestment
   of dividends.........           31       --            --                6             6
  Redeemed..............         --         --        (540,840)          --            --
                         ------------             ------------  -------------  ------------
  Net
   increase/(decrease)..           31       --         149,652              6             6
                         ============             ============  =============  ============

-------------
(a) On January 30, 1998, shares were issued in exchange for the shares of the Sierra Short Term Global Government Fund.
(b)  Formerly, Sierra Asset Management Capital Growth Portfolio.
(c)  Formerly, Sierra Asset Management Growth Portfolio.
(d)  Formerly, Sierra Asset Management Value Portfolio.

                       See Notes to Financial Statements.

  FLORIDA
  INSURED                       EMERGING     INTERNATIONAL   STRATEGIC    CONSERVATIVE                  FLEXIBLE
 MUNICIPAL        GROWTH         GROWTH         GROWTH         GROWTH        GROWTH       BALANCED       INCOME       INCOME
    FUND           FUND           FUND           FUND       PORTFOLIO(B)  PORTFOLIO(C)   PORTFOLIO    PORTFOLIO(D)   PORTFOLIO
------------   -------------  -------------  -------------  ------------  ------------  ------------  ------------  -----------
$ 17,026,487   $ 376,606,887  $ 313,664,566  $ 187,840,932  $ 7,185,762   $ 16,883,750  $ 19,339,371  $ 1,432,574   $ 1,269,248
        --              --             --             --           --             --            --           --            --
     430,764       8,098,957      8,402,791      4,018,393      985,685      6,378,314     7,178,526      794,058       352,767
 (24,574,268)   (409,689,756)  (381,852,608)  (206,202,867)  (6,102,431)   (55,770,224)  (40,905,474)  (6,289,481)   (7,495,891)
------------   -------------  -------------  -------------  -----------   ------------  ------------  -----------   -----------
$ (7,117,017)  $ (24,983,912) $ (59,785,251) $ (14,343,542) $ 2,069,016   $(32,508,160) $(14,387,577) $(4,062,849)  $(5,873,876)
============   =============  =============  =============  ===========   ============  ============  ===========   ===========
$  1,328,489   $  21,624,274  $  14,180,902  $   1,184,200  $16,349,909   $ 29,916,859  $ 27,242,146  $ 1,998,856   $ 1,358,238
        --              --             --             --           --             --            --           --            --
     134,076       2,457,020      1,579,773        390,469    2,469,178      7,663,465     6,704,966      535,294       186,208
  (1,662,583)    (23,424,855)   (18,125,264)    (1,466,160)  (8,814,243)   (41,167,630)  (25,775,094)  (2,386,972)   (2,088,487)
------------   -------------  -------------  -------------  -----------   ------------  ------------  -----------   -----------
$   (200,018)  $     656,439  $  (2,364,589) $     108,509  $10,004,844   $ (3,587,306) $  8,172,018  $   147,178   $  (544,041)
============   =============  =============  =============  ===========   ============  ============  ===========   ===========
$       --     $   1,576,379  $     341,783  $   2,290,224         --             --            --           --            --
        --              --             --             --           --             --            --           --            --
         358       1,116,531        370,065        735,597         --             --            --           --            --
     (28,652)     (6,410,769)    (3,556,701)    (3,931,060)        --             --            --           --            --
------------   -------------  -------------  -------------
$    (28,294)  $  (3,717,859) $  (2,844,853) $    (905,239)        --             --            --           --            --
============   =============  =============  =============
$       --     $  24,923,298  $   2,367,463  $  46,484,844         --             --            --           --            --
        --              --             --             --           --             --            --           --            --
          53            --             --             --           --             --            --           --            --
        --       (67,170,431)   (23,214,553)   (16,617,888)        --             --            --           --            --
------------   -------------  -------------  -------------
$         53   $ (42,247,133) $ (20,847,090) $  29,866,956         --             --            --           --            --
============   =============  =============  =============
   1,660,760      23,228,866     16,007,665     18,508,938      602,394      1,496,544     1,719,960      134,118       123,065
        --              --             --             --           --             --            --           --            --
      41,985         590,930        466,974        438,682       93,688        628,647       676,566       75,144        34,204
  (2,396,458)    (25,206,344)   (19,463,142)   (20,071,107)    (513,861)    (4,959,288)   (3,640,170)    (586,227)     (727,213)
------------   -------------  -------------  -------------  -----------   ------------  ------------  -----------   -----------
    (693,713)     (1,386,548)    (2,988,503)    (1,123,487)     182,221     (2,834,097)   (1,243,644)    (376,965)     (569,944)
============   =============  =============  =============  ===========   ============  ============  ===========   ===========
     129,041       1,368,627        758,262        108,136    1,392,992      2,663,779     2,426,948      185,916       131,591
        --              --             --             --           --             --            --           --            --
      13,052         184,877         90,322         43,146      236,345        758,711       635,623       50,797        18,089
    (161,939)     (1,490,854)      (966,584)      (141,350)    (743,910)    (3,691,585)   (2,292,460)    (223,256)     (202,516)
------------   -------------  -------------  -------------  -----------   ------------  ------------  -----------   -----------
     (19,846)         62,650       (118,000)         9,932      885,427       (269,095)      770,111       13,457       (52,836)
============   =============  =============  =============  ===========   ============  ============  ===========   ===========
        --           104,482         18,531        213,909         --             --            --           --            --
        --              --             --             --           --             --            --           --            --
          36          83,953         21,107         80,569         --             --            --           --            --
      (2,810)       (408,947)      (189,249)      (368,556)        --             --            --           --            --
------------   -------------  -------------  -------------
      (2,774)       (220,512)      (149,611)       (74,078)        --             --            --           --            --
============   =============  =============  =============
        --         1,783,635        125,672      4,334,679         --             --            --           --            --
        --              --             --             --           --             --            --           --            --
           5            --             --             --           --             --            --           --            --
        --        (4,048,118)    (1,245,200)    (1,736,507)        --             --            --           --            --
------------   -------------  -------------  -------------
           5      (2,264,483)    (1,119,528)     2,598,172         --             --            --           --            --
============   =============  =============  =============

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY

WM GROUP OF FUNDS

FOR THE YEAR ENDED JUNE 30, 1997*

                                                                                CALIFORNIA
                                                   SHORT TERM                    INSURED
                          CALIFORNIA    TARGET        HIGH       CALIFORNIA    INTERMEDIATE
                            MONEY      MATURITY     QUALITY       MUNICIPAL     MUNICIPAL
                             FUND      2002 FUND   BOND FUND        FUND           FUND
                         ------------  ---------  ------------  -------------  ------------
AMOUNT
 CLASS A:
  Sold.................. $ 33,810,325  $ 198,410  $  2,416,682  $  24,072,942  $  6,433,077
  Issued as reinvestment
   of dividends.........    1,243,547    214,280       854,246     12,279,190     1,935,689
  Redeemed..............  (43,341,830)  (712,732)  (22,051,296)  (100,762,432)  (18,610,647)
                         ------------  ---------  ------------  -------------  ------------
  Net
   increase/(decrease).. $ (8,287,958) $(300,042) $(18,780,368) $ (64,410,300) $(10,241,881)
                         ============  =========  ============  =============  ============
 CLASS B:
  Sold.................. $      2,200       --    $    589,127  $   7,989,764  $  3,085,841
  Issued as reinvestment
   of dividends.........        1,341       --         129,765        790,210       705,578
  Redeemed..............      (83,133)      --      (1,166,650)    (4,796,205)   (4,103,955)
                         ------------             ------------  -------------  ------------
  Net
   increase/(decrease).. $    (79,592)      --    $   (447,758) $   3,983,769  $   (312,536)
                         ============             ============  =============  ============
 CLASS S:
  Sold.................. $       --         --    $    252,492  $       6,710  $       --
  Issued as reinvestment
   of dividends.........          124       --          70,056            398           329
  Redeemed..............       (9,400)      --      (3,061,342)       (11,709)      (10,200)
                         ------------             ------------  -------------  ------------
  Net
   increase/(decrease).. $     (9,276)      --    $ (2,738,794) $      (4,601) $     (9,871)
                         ============             ============  =============  ============
 CLASS I:
  Sold.................. $      1,000       --    $  7,949,206  $       1,000  $      1,000
  Issued as reinvestment
   of dividends.........           29       --            --               56            52
  Redeemed..............         --         --      (5,148,573)          --            --
                         ------------             ------------  -------------  ------------
  Net increase.......... $      1,029       --    $  2,800,633  $       1,056  $      1,052
                         ============             ============  =============  ============
SHARES
 CLASS A:
  Sold..................   33,810,325     18,881     1,042,539      2,233,283       603,408
  Issued as reinvestment
   of dividends.........    1,243,547     20,369       368,009      1,138,174       181,346
  Redeemed..............  (43,341,830)   (67,265)   (9,497,646)    (9,335,254)   (1,743,747)
                         ------------  ---------  ------------  -------------  ------------
  Net
   increase/(decrease)..   (8,287,958)   (28,015)   (8,087,098)    (5,963,797)     (958,993)
                         ============  =========  ============  =============  ============
 CLASS B:
  Sold..................        2,200       --         254,315        742,146       289,579
  Issued as reinvestment
   of dividends.........        1,341       --          55,922         73,182        66,108
  Redeemed..............      (83,133)      --        (502,572)      (443,547)     (385,086)
                         ------------             ------------  -------------  ------------
  Net increase..........      (79,592)      --        (192,335)       371,781       (29,399)
                         ============             ============  =============  ============
 CLASS S:
  Sold..................         --         --         108,858            629          --
  Issued as reinvestment
   of dividends.........          124       --          30,150             37            32
  Redeemed..............       (9,400)      --      (1,316,825)        (1,085)         (954)
                         ------------             ------------  -------------  ------------
  Net
   increase/(decrease)..       (9,276)      --      (1,177,817)          (419)         (922)
                         ============             ============  =============  ============
 CLASS I:
  Sold..................        1,000       --       3,412,404             95            95
  Issued as reinvestment
   of dividends.........           29       --            --                4             4
  Redeemed..............         --         --      (2,226,526)          --            --
                         ------------             ------------  -------------  ------------
  Net increase..........        1,029       --       1,185,878             99            99
                         ============             ============  =============  ============

-------------
* The Funds, with the exception of the Target Maturity 2002 Fund and the Port-folios, began selling Class I shares, in addition to Class A, Class B and Class S shares, on July 25, 1996. The Portfolio's Class A shares and Class B shares commenced operations on July 25, 1996.

                       See Notes to Financial Statements.

  FLORIDA
  INSURED                       EMERGING     INTERNATIONAL   STRATEGIC   CONSERVATIVE                 FLEXIBLE
 MUNICIPAL        GROWTH         GROWTH         GROWTH        GROWTH        GROWTH       BALANCED      INCOME       INCOME
    FUND           FUND           FUND           FUND        PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO
------------   -------------  -------------  -------------  -----------  ------------  ------------  -----------  -----------
$  2,152,770   $ 106,289,081  $ 174,380,122  $ 111,215,761  $14,561,758  $153,704,747  $126,999,007  $16,188,869  $18,811,393
     663,299      18,433,017     16,032,518      1,660,481      406,975     6,299,489     4,442,814      512,504      269,092
 (10,696,926)   (187,631,023)  (281,584,001)  (178,142,360)  (1,562,842)  (28,571,654)  (27,269,680)  (4,387,543)  (5,611,234)
------------   -------------  -------------  -------------  -----------  ------------  ------------  -----------  -----------
$ (7,880,857)  $ (62,908,925) $ (91,171,361) $ (65,266,118) $13,405,891  $131,432,582  $104,172,141  $12,313,830  $13,469,251
============   =============  =============  =============  ===========  ============  ============  ===========  ===========
$    920,129   $  19,851,498  $  23,017,303  $   1,321,751  $34,262,712  $162,649,840  $104,072,070  $ 8,433,643  $ 5,718,919
     151,321       4,183,527      2,398,228         77,717    1,130,781     6,026,225     2,955,038      231,229       99,878
  (1,588,599)    (17,144,504)   (22,008,896)    (1,548,088)  (1,432,044)  (15,638,225)  (11,949,998)  (1,453,871)  (1,269,957)
------------   -------------  -------------  -------------  -----------  ------------  ------------  -----------  -----------
$   (517,149)  $   6,890,521  $   3,406,635  $    (148,620) $33,961,449  $153,037,840  $ 95,077,110  $ 7,211,001  $ 4,548,840
============   =============  =============  =============  ===========  ============  ============  ===========  ===========
$     27,586   $  11,228,550  $   8,285,980  $  12,591,343         --            --            --           --           --
         386       2,644,251      1,126,275        154,429         --            --            --           --           --
     (10,200)    (45,212,823)   (41,354,238)   (40,864,806)        --            --            --           --           --
------------   -------------  -------------  -------------
$     17,772   $ (31,340,022) $ (31,941,983) $ (28,119,034)        --            --            --           --           --
============   =============  =============  =============
$      1,000   $ 131,408,441  $  98,759,210  $ 102,400,555         --            --            --           --           --
          52            --             --             --           --            --            --           --           --
        --          (398,315)   (39,334,429)   (19,077,636)        --            --            --           --           --
------------   -------------  -------------  -------------
$      1,052   $ 131,010,126  $  59,424,781  $  83,322,919         --            --            --           --           --
============   =============  =============  =============
     219,446       7,003,738      9,426,433     10,541,386    1,373,772    14,708,889    12,169,876    1,564,273    1,849,003
      67,495       1,319,471        928,883        159,831       39,283       622,409       428,830       49,180       26,612
  (1,088,997)    (12,312,534)   (15,355,631)   (16,902,883)    (148,037)   (2,792,970)   (2,606,054)    (420,925)    (553,205)
------------   -------------  -------------  -------------  -----------  ------------  ------------  -----------  -----------
    (802,056)     (3,989,325)    (5,000,315)    (6,201,666)   1,265,018    12,538,328     9,992,652    1,192,528    1,322,410
============   =============  =============  =============  ===========  ============  ============  ===========  ===========
      93,965       1,352,409      1,294,271        127,312    3,224,045    15,618,441     9,967,493      814,464      562,467
      14,770         305,813        141,655          7,547      109,360       598,687       285,165       22,213        9,879
    (161,649)     (1,187,173)    (1,259,280)      (146,269)    (135,633)   (1,529,154)   (1,136,848)    (138,840)    (125,637)
------------   -------------  -------------  -------------  -----------  ------------  ------------  -----------  -----------
     (52,914)        471,049        176,646        (11,410)   3,197,772    14,687,974     9,115,810      697,837      446,709
============   =============  =============  =============  ===========  ============  ============  ===========  ===========
       2,774         735,121        444,186      1,237,033         --            --            --           --           --
          39         193,152         66,525         14,891         --            --            --           --           --
      (1,039)     (2,912,975)    (2,238,511)    (3,980,047)        --            --            --           --           --
------------   -------------  -------------  -------------
       1,774      (1,984,702)    (1,727,800)    (2,728,123)        --            --            --           --           --
============   =============  =============  =============
         103       8,525,955      5,305,292      9,883,459         --            --            --           --           --
           6            --             --             --           --            --            --           --           --
        --           (27,042)    (2,456,918)    (1,801,069)        --            --            --           --           --
------------   -------------  -------------  -------------
         109       8,498,913      2,848,374      8,082,390         --            --            --           --           --
============   =============  =============  =============

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

CALIFORNIA MONEY FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             CLASS A SHARES
                             --------------------------------------------------
                                YEAR       YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED
                             06/30/98(A) 06/30/97  06/30/96  06/30/95  06/30/94
                             ----------- --------  --------  --------  --------
Net asset value, beginning
 of period.................    $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                               -------   -------   -------   -------   -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income......      0.027     0.028     0.029     0.028     0.018
                               -------   -------   -------   -------   -------
Total from investment
 operations................      0.027     0.028     0.029     0.028     0.018
LESS DISTRIBUTIONS:
Dividends from net
 investment income.........     (0.027)   (0.028)   (0.029)   (0.028)   (0.018)
                               -------   -------   -------   -------   -------
Total distributions........     (0.027)   (0.028)   (0.029)   (0.028)   (0.018)
                               -------   -------   -------   -------   -------
Net asset value, end of
 period....................    $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                               =======   =======   =======   =======   =======
TOTAL RETURN+..............       2.73%     2.81%     3.00%     2.79%     1.81%
                               =======   =======   =======   =======   =======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period
 (in 000's)................    $37,403   $42,923   $51,211   $48,836   $62,500
Ratio of operating expenses
 to average net assets.....       0.82%     0.85%     0.85%     0.85%     0.85%
Ratio of net investment
 income to average net
 assets....................       2.71%     2.75%     2.94%     2.73%     1.80%
Ratio of operating expenses
 to average net assets
 without fee waivers.......       0.99%     1.14%     1.14%     1.15%     1.27%

-------------
* On July 1, 1994 the Fund commenced selling Class B and Class S shares in ad-dition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares. On July 25, 1996 the Fund commenced selling Class I shares.
**  Annualized.
+ Total return represents aggregate total return for the periods indicated. The total returns would have been lower if certain fees had not been waived by the investment advisor or without credits allowed by custodian.
(a) On March 20, 1998, WM Advisors, Inc. replaced Sierra Investment Advisors Corporation as investment advisor for the Fund.

                       See Notes to Financial Statements.

            CLASS B SHARES                           CLASS S SHARES                 CLASS I SHARES
---------------------------------------- --------------------------------------- ---------------------
   YEAR        YEAR     YEAR     YEAR       YEAR       YEAR     YEAR     YEAR       YEAR      PERIOD
   ENDED      ENDED    ENDED     ENDED      ENDED     ENDED    ENDED     ENDED      ENDED      ENDED
06/30/98(A)  06/30/97 06/30/96 06/30/95* 06/30/98(A) 06/30/97 06/30/96 06/30/95* 06/30/98(A) 06/30/97*
-----------  -------- -------- --------- ----------- -------- -------- --------- ----------- ---------
  $ 1.00      $ 1.00   $ 1.00   $ 1.00     $ 1.00     $ 1.00   $ 1.00   $ 1.00     $ 1.00     $ 1.00
  ------      ------   ------   ------     ------     ------   ------   ------     ------     ------

   0.019       0.020    0.022    0.020      0.019      0.020    0.022    0.020      0.029      0.028
  ------      ------   ------   ------     ------     ------   ------   ------     ------     ------
   0.019       0.020    0.022    0.020      0.019      0.020    0.022    0.020      0.029      0.028

  (0.019)     (0.020)  (0.022)  (0.020)    (0.019)    (0.020)  (0.022)  (0.020)    (0.029)    (0.028)
  ------      ------   ------   ------     ------     ------   ------   ------     ------     ------
  (0.019)     (0.020)  (0.022)  (0.020)    (0.019)    (0.020)  (0.022)  (0.020)    (0.029)    (0.028)
  ------      ------   ------   ------     ------     ------   ------   ------     ------     ------
  $ 1.00      $ 1.00   $ 1.00   $ 1.00      $1.00     $ 1.00   $ 1.00   $ 1.00     $ 1.00     $ 1.00
  ======      ======   ======   ======     ======     ======   ======   ======     ======     ======
    1.96%       2.03%    2.22%    2.04%      1.96%      2.03%    2.22%    2.04%      2.99%      2.89%
  ======      ======   ======   ======     ======     ======   ======   ======     ======     ======

  $   63      $   68   $  147   $   79         $1     $    1   $   10   $   10     $    1     $    1
    1.60%       1.60%    1.60%    1.60%      1.60%      1.60%    1.60%    1.60%      0.63%      0.60%**
    1.88%       2.00%    2.19%    1.98%      1.85%      2.00%    2.19%    1.98%      2.89%      3.00%**
    1.82%       1.89%    1.89%    1.90%      1.85%      1.89%    1.89%    1.90%      0.81%      0.89%**

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

TARGET MATURITY 2002 FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                    YEAR         YEAR        YEAR       PERIOD
                                    ENDED       ENDED       ENDED        ENDED
                                 06/30/98(A)   06/30/97    06/30/96    06/30/95*
                                 -----------   --------    --------    ---------
Net asset value, beginning of
 period........................    $10.69       $10.72      $10.78      $10.00
                                   ------       ------      ------      ------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income..........      0.61++       0.62++      0.63        0.12
Net realized and unrealized
 gain/(loss) on investments....      0.40         0.11       (0.30)       0.66
                                   ------       ------      ------      ------
Total from investment
 operations....................      1.01         0.73        0.33        0.78
LESS DISTRIBUTIONS:
Dividends from net investment
 income........................     (0.73)       (0.71)      (0.39)        --
Distributions from net realized
 gains.........................     (0.11)       (0.05)        --          --
                                   ------       ------      ------      ------
Total distributions............     (0.84)       (0.76)      (0.39)        --
                                   ------       ------      ------      ------
Net asset value, end of
 period........................    $10.86       $10.69      $10.72      $10.78
                                   ======       ======      ======      ======
TOTAL RETURN+..................      9.78%        6.95%       2.91%       7.80%
                                   ======       ======      ======      ======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
 000's)........................    $2,536       $2,816      $3,125      $2,626
Ratio of operating expenses to
 average net assets............      0.62%        0.64%       0.62%       0.74%**
Ratio of net investment income
 to average net assets.........      5.61%        5.80%       5.66%       5.22%**
Portfolio turnover rate........         0%           0%          5%          0%
Ratio of operating expenses to
 average net assets without
 fees reduced by credits
 allowed by the custodian......      0.71%(b)     0.72%(b)    0.70%(b)     N/A
Ratio of operating expenses to
 average net assets without fee
 waivers, expenses absorbed
 and/or fees reduced by credits
 allowed by the custodian......      2.63%(b)     2.89%(b)    2.55%(b)    4.71%**

-------------
*   The Fund commenced operations on March 20, 1995.
**  Annualized.
+ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and expenses absorbed by the investment advisor or without credits allowed by the custodian.
++  Per share numbers have been calculated using the average shares method.
(a) On March 20, 1998, WM Advisors, Inc. replaced Sierra Investment Advisors Corporation as investment advisor for the Fund.
(b) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective Sep-tember 1, 1995.
                       See Notes to Financial Statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

FINANCIAL HIGHLIGHTS

SHORT TERM HIGH QUALITY BOND FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                            CLASS A SHARES
                          --------------------------------------------------------------
                             YEAR         YEAR         YEAR         YEAR       PERIOD
                             ENDED       ENDED        ENDED        ENDED        ENDED
                          06/30/98(A)   06/30/97     06/30/96     06/30/95   06/30/94***
                          -----------   --------     --------     --------   -----------
Net asset value,
 beginning of period....    $  2.32     $  2.32      $  2.35      $  2.39      $  2.50
                            -------     -------      -------      -------      -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...       0.13        0.14         0.15++       0.08         0.09
Net realized and
 unrealized gain/(loss)
 on investments.........       0.00#       0.00#       (0.03)        0.02        (0.11)
                            -------     -------      -------      -------      -------
Total from investment
 operations.............       0.13        0.14         0.12         0.10        (0.02)
LESS DISTRIBUTIONS:
Dividends from net
 investment income......      (0.13)      (0.14)       (0.15)       (0.08)       (0.09)
Distributions in excess
 of net investment
 income.................        --          --           --         (0.06)         --
Distributions from
 capital................      (0.00)#       --         (0.00)#      (0.00)#        --
                            -------     -------      -------      -------      -------
Total distributions.....      (0.13)      (0.14)       (0.15)       (0.14)       (0.09)
                            -------     -------      -------      -------      -------
Net asset value, end of
 period.................    $  2.32     $  2.32      $  2.32      $  2.35      $  2.39
                            =======     =======      =======      =======      =======
TOTAL RETURN+...........       5.91%       6.15%        5.05%        4.42%      (0.73)%
                            =======     =======      =======      =======      =======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (in 000's)......    $35,551     $13,685      $32,440      $43,811      $21,771
Ratio of operating
 expenses to average net
 assets.................       0.86%       0.82%        0.75%        0.75%        0.00%**
Ratio of net investment
 income to average net
 assets.................       5.71%       6.50%        6.22%        6.10%        5.70%**
Portfolio turnover
 rate...................        138%         51%         225%         137%          95%
Ratio of operating
 expenses to average net
 assets without fees
 reduced by credits
 allowed by the
 custodian..............       0.86%(b)    0.82%(b)     0.75%(b)      N/A          N/A
Ratio of operating
 expenses to average net
 assets without fee
 waivers, expenses
 absorbed and/or fees
 reduced by credits
 allowed by the
 custodian..............       1.32%(b)    1.45%(b)     1.42%(b)     1.39%        1.61%**

-------------
* On July 1, 1994 the Fund commenced selling Class B and Class S shares in ad-dition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares. On July 25, 1996 the Fund commenced selling Class I shares.
**  Annualized.
*** The Fund commenced operations on November 1, 1993.
+ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived by the investment advisor or without credits allowed by custodian.
++  Per share numbers have been calculated using the average shares method.
#   Amount represents less than $0.01 per share.
(a) On March 20, 1998, WM Advisors, Inc. replaced Sierra Investment Advisors Corporation as investment advisor for the Fund.
(b) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

                      See Notes to Financial Statements.

            CLASS B SHARES                                   CLASS S SHARES                         CLASS I SHARES
-----------------------------------------------  ----------------------------------------------  -----------------------
   YEAR         YEAR        YEAR        YEAR        YEAR        YEAR        YEAR        YEAR        YEAR        PERIOD
   ENDED       ENDED       ENDED        ENDED       ENDED      ENDED       ENDED        ENDED       ENDED        ENDED
06/30/98(A)   06/30/97    06/30/96    06/30/95*  06/30/98(A)  06/30/97    06/30/96    06/30/95*  06/30/98(A)   06/30/97*
-----------   --------    --------    ---------  -----------  --------    --------    ---------  -----------   ---------
  $ 2.32       $ 2.32      $ 2.35      $ 2.39       $2.32      $2.32       $ 2.35      $ 2.39      $ 2.32       $ 2.32
  ------       ------      ------      ------       -----      -----       ------      ------      ------       ------

    0.12         0.12        0.13++      0.06        0.12       0.12         0.13++      0.06        0.14         0.14
    0.00#        0.00#      (0.03)       0.02        0.00#      0.00#       (0.03)       0.02        0.00#        0.00#
  ------       ------      ------      ------       -----      -----       ------      ------      ------       ------
    0.12         0.12        0.10        0.08        0.12       0.12         0.10        0.08        0.14         0.14

   (0.12)       (0.12)      (0.13)      (0.06)      (0.12)     (0.12)       (0.13)      (0.06)      (0.14)       (0.14)
     --           --          --        (0.06)        --         --           --        (0.06)        --           --
   (0.00)#        --        (0.00)#     (0.00)#     (0.00)#      --         (0.00)#     (0.00)#     (0.00)#        --
  ------       ------      ------      ------       -----      -----       ------      ------      ------       ------
   (0.12)       (0.12)      (0.13)      (0.12)      (0.12)     (0.12)       (0.13)      (0.12)      (0.14)       (0.14)
  ------       ------      ------      ------       -----      -----       ------      ------      ------       ------
  $ 2.32       $ 2.32      $ 2.32      $ 2.35       $2.32      $2.32       $ 2.32      $ 2.35      $ 2.32       $ 2.32
  ======       ======      ======      ======       =====      =====       ======      ======      ======       ======
    5.13%        5.37%       4.27%       3.64%       5.13%      5.37%        4.27%       3.64%       6.17%        5.94%
  ======       ======      ======      ======       =====      =====       ======      ======      ======       ======

  $3,459       $2,994      $3,437      $3,015        $850      $ 800       $3,531      $2,303      $3,103       $2,752
    1.61%        1.57%       1.50%       1.50%       1.58%      1.57%        1.50%       1.50%       0.53%        0.57%**
    4.96%        5.75%       5.47%       5.35%       4.98%      5.75%        5.47%       5.35%       6.03%        6.75%**
     138%          51%        225%        137%        138%        51%         225%        137%        138%          51%

    1.61%(b)     1.57%(b)    1.50%(b)     N/A        1.58%(b)   1.57%(b)     1.50%(b)     N/A        0.53%(b)     0.57%**(b)

    2.07%(b)     2.20%(b)    2.17%(b)    2.14%       2.05%(b)   2.20%(b)     2.17%(b)    2.14%       1.00%(b)     1.20%**(b)

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

CALIFORNIA MUNICIPAL FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                          CLASS A SHARES
                          ------------------------------------------------------------
                             YEAR          YEAR         YEAR         YEAR       YEAR
                             ENDED        ENDED        ENDED        ENDED      ENDED
                          06/30/98(A)    06/30/97     06/30/96     06/30/95   06/30/94
                          -----------    --------     --------     --------   --------
Net asset value,
 beginning of period....   $  10.92      $  10.60     $  10.53     $  10.38   $  11.22
                           --------      --------     --------     --------   --------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...       0.58          0.59         0.60++       0.61       0.61
Net realized and
 unrealized gain/(loss)
 on investments.........       0.41          0.32         0.07         0.15      (0.82)
                           --------      --------     --------     --------   --------
Total from investment
 operations.............       0.99          0.91         0.67         0.76      (0.21)
LESS DISTRIBUTIONS:
Dividends from net
 investment income......      (0.58)        (0.59)       (0.60)       (0.61)     (0.61)
Distributions in excess
 of net investment
 income.................        --            --           --           --       (0.00)#
Distributions from net
 realized gains.........        --            --           --         (0.00)#      --
Distributions in excess
 of net realized gains..        --            --           --           --       (0.02)
                           --------      --------     --------     --------   --------
Total distributions.....      (0.58)        (0.59)       (0.60)       (0.61)     (0.63)
                           --------      --------     --------     --------   --------
Net asset value, end of
 period.................   $  11.33      $  10.92     $  10.60     $  10.53   $  10.38
                           ========      ========     ========     ========   ========
TOTAL RETURN+...........      9.26%          8.83%        6.40%        7.57%    (2.19)%
                           ========      ========     ========     ========   ========
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (in 000's)......   $290,328      $318,251     $372,177     $405,967   $509,223
Ratio of operating
 expenses to average net
 assets.................       1.00%         0.97%        0.94%        0.85%      0.79%
Ratio of net investment
 income to average net
 assets.................       5.18%         5.51%        5.56%        5.89%      5.45%
Portfolio turnover
 rate...................         87%           36%          17%          22%        50%
Ratio of operating
 expenses to average net
 assets without fees
 reduced by credits
 allowed by the
 custodian..............       1.00%(b)      0.97%(b)     0.94%(b)      N/A        N/A
Ratio of operating
 expenses to average net
 assets without fee
 waivers and/or fees
 reduced by credits
 allowed by the
 custodian..............       1.19%(b)      1.26%(b)     1.29%(b)     1.29%      1.39%

-------------
* On July 1, 1994 the Fund commenced selling Class B and Class S shares in ad-dition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares. On July 25, 1996 the Fund commenced selling Class I shares.
**  Annualized.
+ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived by the investment advisor or without credits allowed by custodian.
++  Per share numbers have been calculated using the average shares method.
#   Amount represents less than $0.01 per share.
(a) On March 20, 1998, WM Advisors, Inc. replaced Sierra Investment Advisors Corporation as investment advisor for the Fund.
(b) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective Sep-tember 1, 1995.

                       See Notes to Financial Statements.

            CLASS B SHARES                                     CLASS S SHARES                          CLASS I SHARES
-------------------------------------------------  -----------------------------------------------  -----------------------
   YEAR         YEAR         YEAR         YEAR        YEAR         YEAR        YEAR        YEAR        YEAR        PERIOD
   ENDED       ENDED        ENDED         ENDED       ENDED       ENDED       ENDED        ENDED       ENDED        ENDED
06/30/98(A)   06/30/97     06/30/96     06/30/95*  06/30/98(A)   06/30/97    06/30/96    06/30/95*  06/30/98(A)   06/30/97*
-----------   --------     --------     ---------  -----------   --------    --------    ---------  -----------   ---------
  $ 10.92     $ 10.60      $ 10.53       $10.38      $10.92       $10.60      $10.53      $10.38      $10.92       $10.62
  -------     -------      -------       ------      ------       ------      ------      ------      ------       ------

     0.50        0.51         0.51++       0.53        0.50++       0.51        0.51++      0.53        0.61++       0.58
     0.41        0.32         0.07         0.15        0.41         0.32        0.07        0.15        0.41         0.30
  -------     -------      -------       ------      ------       ------      ------      ------      ------       ------
     0.91        0.83         0.58         0.68        0.91         0.83        0.58        0.68        1.02         0.88

    (0.50)      (0.51)       (0.51)       (0.53)     (0.50)        (0.51)      (0.51)      (0.53)      (0.61)       (0.58)
      --          --           --           --          --           --          --          --          --           --
      --          --           --         (0.00)#       --           --          --        (0.00)#       --           --
      --          --           --           --          --           --          --          --          --           --
  -------     -------      -------       ------      ------       ------      ------      ------      ------       ------
    (0.50)      (0.51)       (0.51)       (0.53)      (0.50)       (0.51)      (0.51)      (0.53)      (0.61)       (0.58)
  -------     -------      -------       ------      ------       ------      ------      ------      ------       ------
  $ 11.33     $ 10.92      $ 10.60       $10.53      $11.33       $10.92      $10.60      $10.53      $11.33       $10.92
  =======     =======      =======       ======      ======       ======      ======      ======      ======       ======
     8.45%       8.02%        5.61%        6.78%       8.45%        8.02%       5.61%       6.78%       9.53%        8.49%
  =======     =======      =======       ======      ======       ======      ======      ======      ======       ======

  $34,537     $25,219      $20,543       $7,230      $    8       $    7      $   11      $   11      $    1       $    1
     1.75%       1.72%        1.69%        1.60%       1.74%        1.72%       1.69%       1.60%       0.74%        0.72%**
     4.42%       4.76%        4.81%        5.14%       4.43%        4.76%       4.81%       5.14%       5.44%        5.76%**
       87%         36%          17%          22%         87%          36%         17%         22%         87%          36%

     1.75%(b)    1.72%(b)     1.69%(b)      N/A        1.74%(b)     1.72%(b)    1.69%(b)     N/A        0.74%(b)     0.72%**(b)


     1.95%(b)    2.01%(b)     2.04%(b)     2.04%       1.95%(b)     2.01%(b)    2.04%(b)    2.04%       0.93%(b)     1.01%**(b)

                      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                            CLASS A SHARES
                          -------------------------------------------------------------
                             YEAR         YEAR         YEAR         YEAR      PERIOD
                             ENDED       ENDED        ENDED        ENDED       ENDED
                          06/30/98(A)   06/30/97     06/30/96     06/30/95  06/30/94***
                          -----------   --------     --------     --------  -----------
Net asset value,
 beginning of period....    $ 10.74     $ 10.56      $ 10.45      $ 10.10     $ 10.00
                            -------     -------      -------      -------     -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...       0.49        0.49++       0.49         0.50        0.11
Net realized and
 unrealized gain on
 investments............       0.17        0.23         0.15         0.35        0.11##
                            -------     -------      -------      -------     -------
Total from investment
 operations.............       0.66        0.72         0.64         0.85        0.22
LESS DISTRIBUTIONS:
Dividends from net
 investment income......      (0.49)      (0.49)       (0.49)       (0.50)      (0.11)
Distributions in excess
 of net investment
 income.................      (0.00)#       --           --           --          --
Distributions from net
 realized gains.........      (0.10)      (0.05)       (0.04)         --        (0.01)
                            -------     -------      -------      -------     -------
Total distributions.....      (0.59)      (0.54)       (0.53)       (0.50)      (0.12)
                            -------     -------      -------      -------     -------
Net asset value, end of
 period.................    $ 10.81     $ 10.74      $ 10.56      $ 10.45     $ 10.10
                            =======     =======      =======      =======     =======
TOTAL RETURN+...........       6.26%       6.97%        6.25%        8.71%       2.20%
                            =======     =======      =======      =======     =======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (in 000's)......    $38,724     $45,157      $54,518      $54,507     $34,147
Ratio of operating
 expenses to average net
 assets.................       0.86%       0.82%        0.73%        0.42%       0.00%**
Ratio of net investment
 income to average net
 assets.................       4.49%       4.61%        4.62%        4.95%       4.25%**
Portfolio turnover
 rate...................         25%         29%          27%          13%         17%
Ratio of operating
 expenses to average net
 assets without fees
 reduced by credits
 allowed by the
 custodian..............       0.86%(b)    0.83%(b)     0.75%(b)      N/A         N/A
Ratio of operating
 expenses to average net
 assets without fee
 waivers, expenses
 absorbed and/or fees
 reduced by credits
 allowed by the
 custodian..............       1.25%(b)    1.31%(b)     1.39%(b)     1.41%       1.95%**

-------------
* On July 1, 1994 the Fund commenced selling Class B and Class S shares in ad-dition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares. On July 25, 1996 the Fund commenced selling Class I shares.
**  Annualized.
*** The Fund commenced operations on April 4, 1994.
+ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived by the investment advisor or without credits allowed by custodian.
++  Per share numbers have been calculated using the average shares method.
## The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(a) On March 20, 1998, WM Advisors, Inc. replaced Sierra Investment Advisors Corporation as investment advisor for the Fund.
(b) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective Sep-tember 1, 1995.

                       See Notes to Financial Statements.

            CLASS B SHARES                                    CLASS S SHARES                         CLASS I SHARES
------------------------------------------------- ----------------------------------------------- -----------------------
                YEAR         YEAR         YEAR       YEAR         YEAR        YEAR        YEAR       YEAR        PERIOD
YEAR ENDED     ENDED        ENDED         ENDED      ENDED       ENDED       ENDED        ENDED      ENDED        ENDED
06/30/98(A)   06/30/97     06/30/96     06/30/95* 06/30/98(A)   06/30/97    06/30/96    06/30/95* 06/30/98(A)   06/30/97*
-----------   --------     --------     --------- -----------   --------    --------    --------- -----------   ---------
  $ 10.74     $ 10.56      $ 10.45       $ 10.10    $10.74       $10.56      $10.45      $10.10     $10.74       $10.58
  -------     -------      -------       -------    ------       ------      ------      ------     ------       ------

     0.41        0.41++       0.41          0.43      0.41         0.41++      0.41        0.43       0.51         0.49++
     0.17        0.23         0.15          0.35      0.17         0.23        0.15        0.35       0.17         0.21
  -------     -------      -------       -------    ------       ------      ------      ------     ------       ------
     0.58        0.64         0.56          0.78      0.58         0.64        0.56        0.78       0.68         0.70

    (0.41)      (0.41)      (0.41)         (0.43)    (0.41)       (0.41)      (0.41)      (0.43)     (0.51)       (0.49)
    (0.00)#       --           --            --        --           --          --          --         --           --
    (0.10)      (0.05)      (0.04)           --      (0.10)       (0.05)      (0.04)        --       (0.10)       (0.05)
  -------     -------      -------       -------    ------       ------      ------      ------     ------       ------
    (0.51)      (0.46)      (0.45)         (0.43)    (0.51)       (0.46)      (0.45)      (0.43)     (0.61)       (0.54)
  -------     -------      -------       -------    ------       ------      ------      ------     ------       ------
  $ 10.81     $ 10.74      $ 10.56       $ 10.45    $10.81       $10.74      $10.56      $10.45     $10.81       $10.74
  =======     =======      =======       =======    ======       ======      ======      ======     ======       ======
     5.47%       6.17%        5.46%         7.90%     5.47%        6.17%       5.46%       7.90%      6.53%        6.70%
  =======     =======      =======       =======    ======       ======      ======      ======     ======       ======

  $21,688     $20,992      $20,948       $12,391    $    2       $    2      $   11      $   11     $    1       $    1
     1.61%       1.57%        1.48%         1.17%     1.59%        1.57%       1.48%       1.17%      0.60%        0.57%**
     3.74%       3.86%        3.87%         4.20%     3.76%        3.86%       3.87%       4.20%      4.75%        4.86%**
       25%         29%          27%           13%       25%          29%         27%         13%        25%          29%

     1.61%(b)    1.58%(b)     1.50%(b)       N/A      1.59%(b)     1.58%(b)    1.50%(b)     N/A       0.60%(b)     0.58%**(b)

     2.01%(b)    2.06%(b)     2.14%(b)      2.16%     1.98%(b)     2.06%(b)    2.14%(b)    2.16%      0.99%(b)     1.06%**(b)

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FLORIDA INSURED MUNICIPAL FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                          CLASS A SHARES
                          -----------------------------------------------------------
                             YEAR         YEAR         YEAR         YEAR       YEAR
                             ENDED       ENDED        ENDED        ENDED      ENDED
                          06/30/98(A)   06/30/97     06/30/96     06/30/95   06/30/94
                          -----------   --------     --------     --------   --------
Net asset value,
 beginning of period....    $  9.93     $  9.64      $  9.43      $  9.40    $ 10.05
                            -------     -------      -------      -------    -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...       0.49        0.49++       0.50         0.52       0.52
Net realized and
 unrealized gain/(loss)
 on investments.........       0.42        0.30         0.21         0.03##    (0.65)
                            -------     -------      -------      -------    -------
Total from investment
 operations.............       0.91        0.79         0.71         0.55      (0.13)
LESS DISTRIBUTIONS:
Dividends from net
 investment income......      (0.49)      (0.50)       (0.50)       (0.52)     (0.52)
Distributions in excess
 of net investment
 income.................        --        (0.00)#        --           --       (0.00)#
Distributions in excess
 of net realized gains..        --          --           --           --       (0.00)#
                            -------     -------      -------      -------    -------
Total distributions.....      (0.49)      (0.50)       (0.50)       (0.52)     (0.52)
                            -------     -------      -------      -------    -------
Net asset value, end of
 period.................    $ 10.35     $  9.93      $  9.64      $  9.43    $  9.40
                            =======     =======      =======      =======    =======
TOTAL RETURN+...........       9.34%       8.43%        7.56%        6.01%     (1.50)%
                            =======     =======      =======      =======    =======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (in 000's)......    $16,538     $22,761      $29,821      $33,714    $38,541
Ratio of operating
 expenses to average net
 assets.................       0.88%       0.82%        0.63%        0.39%      0.00%
Ratio of net investment
 income to average net
 assets.................       4.79%       5.01%        5.08%        5.53%      5.09%
Portfolio turnover
 rate...................         51%         53%          52%          44%        83%
Ratio of operating
 expenses to average net
 assets without fees
 reduced by credits
 allowed by the
 custodian..............       0.89%(b)    0.84%(b)     0.66%(b)      N/A        N/A
Ratio of operating
 expenses to average net
 assets without fee
 waivers, expenses
 absorbed and/or fees
 reduced by credits
 allowed by the
 custodian..............       1.45%(b)    1.46%(b)     1.46%(b)     1.51%      1.55%

-------------
* On July 1, 1994 the Fund commenced selling Class B and Class S shares in ad-dition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares. On July 25, 1996 the Fund commenced selling Class I shares.
**  Annualized.
+ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and expenses absorbed by the investment advisor or without credits allowed by the custodian.
++  Per share numbers have been calculated using the average shares method.
#   Amount represents less than $0.01 per share.
## The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(a) On March 20, 1998, WM Advisors, Inc. replaced Sierra Investment Advisors Corporation as investment advisor for the Fund.
(b) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective Sep-tember 1, 1995.

                       See Notes to Financial Statements.

            CLASS B SHARES                                   CLASS S SHARES                         CLASS I SHARES
-----------------------------------------------  ----------------------------------------------- -----------------------
   YEAR         YEAR        YEAR        YEAR        YEAR         YEAR        YEAR        YEAR       YEAR        PERIOD
   ENDED       ENDED       ENDED        ENDED       ENDED       ENDED       ENDED        ENDED      ENDED        ENDED
06/30/98(A)   06/30/97    06/30/96    06/30/95*  06/30/98(A)   06/30/97    06/30/96    06/30/95* 06/30/98(A)   06/30/97*
-----------   --------    --------    ---------  -----------   --------    --------    --------- -----------   ---------
  $ 9.93       $ 9.64      $ 9.43      $ 9.40       $9.93       $9.64       $9.43        $9.40     $ 9.93        $9.68
  ------       ------      ------      ------      ------       -----       -----        -----     ------        -----
    0.41         0.42++      0.42        0.45        0.36        0.42++      0.42         0.45       0.54         0.49++
    0.43         0.30        0.21        0.03##      0.48        0.30        0.21         0.03##     0.36         0.26
  ------       ------      ------      ------      ------       -----       -----        -----     ------        -----
    0.84         0.72        0.63        0.48        0.84        0.72        0.63         0.48       0.90         0.75
   (0.42)       (0.43)      (0.42)      (0.45)      (0.42)      (0.43)      (0.42)       (0.45)     (0.48)       (0.50)
     --         (0.00)#       --          --          --        (0.00)#       --           --         --         (0.00)#
     --           --          --          --          --          --          --           --         --           --
  ------       ------      ------      ------      ------       -----       -----        -----     ------        -----
   (0.42)       (0.43)      (0.42)      (0.45)      (0.42)      (0.43)      (0.42)       (0.45)     (0.48)       (0.50)
  ------       ------      ------      ------      ------       -----       -----        -----     ------        -----
  $10.35       $ 9.93      $ 9.64      $ 9.43      $10.35       $9.93       $9.64        $9.43     $10.35        $9.93
  ======       ======      ======      ======      ======       =====       =====        =====     ======        =====
    8.53%        7.63%       6.76%       5.23%       8.53%       7.63%       6.76%        5.23%      9.61%        7.88%
  ======       ======      ======      ======      ======       =====       =====        =====     ======        =====
  $5,075       $5,067      $5,428      $3,330      $    2       $  29       $  11        $  11     $    1        $   1
    1.63%        1.57%       1.38%       1.14%       1.62%       1.57%       1.38%        1.14%      0.62%        0.57%**
    4.04%        4.26%       4.33%       4.78%       4.05%       4.26%       4.33%        4.78%      5.05%        5.26%**
      51%          53%         52%         44%         51%         53%         52%          44%        51%          53%
    1.64%(b)     1.59%(b)    1.41%(b)     N/A        1.63%(b)    1.59%(b)    1.41%(b)      N/A       0.63%(b)     0.59%**(b)
    2.21%(b)     2.21%(b)    2.21%(b)    2.26%       2.19%(b)    2.21%(b)    2.21%(b)     2.26%      1.19%(b)     1.21%**(b)

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

GROWTH FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                          CLASS A SHARES
                          ------------------------------------------------------------
                             YEAR          YEAR         YEAR         YEAR       YEAR
                             ENDED        ENDED        ENDED        ENDED      ENDED
                          06/30/98(A)    06/30/97     06/30/96     06/30/95   06/30/94
                          -----------    --------     --------     --------   --------
Net asset value,
 beginning of period....   $  14.90      $  15.69     $  14.18     $  10.73   $  10.72
                           --------      --------     --------     --------   --------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment
 income/(loss)..........      (0.15)++      (0.03)++     (0.07)++      0.05++    (0.02)
Net realized and
 unrealized gain on
 investments............       4.99          1.58         3.47         3.42       0.03##
                           --------      --------     --------     --------   --------
Total from investment
 operations.............       4.84          1.55         3.40         3.47       0.01
LESS DISTRIBUTIONS:
Dividends from net
 investment income......        --            --           --         (0.02)       --
Distributions from net
 realized gains.........      (1.28)        (2.34)       (1.89)       (0.00)#      --
                           --------      --------     --------     --------   --------
Total distributions.....      (1.28)        (2.34)       (1.89)       (0.02)       --
                           --------      --------     --------     --------   --------
Net asset value, end of
 period.................   $  18.46      $  14.90     $  15.69     $  14.18   $  10.73
                           ========      ========     ========     ========   ========
TOTAL RETURN+...........      35.43%        10.88%       25.44%       32.33%      0.00%
                           ========      ========     ========     ========   ========
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (in 000's)......   $112,153      $111,187     $179,720     $154,763   $126,808
Ratio of operating
 expenses to average net
 assets.................       1.66%         1.70%        1.70%        1.76%      1.75%
Ratio of net investment
 income/(loss) to
 average net assets.....      (0.91)%       (0.22)%      (0.49)%       0.28%     (0.35)%
Portfolio turnover
 rate...................        153%          156%         205%         233%       227%
Ratio of operating
 expenses to average net
 assets without fees
 reduced by credits
 allowed by the
 custodian..............       1.66%(b)      1.70%(b)     1.71%(b)      N/A        N/A

-------------
* On July 1, 1994 the Fund commenced selling Class B and Class S shares in ad-dition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares. On July 25, 1996 the Fund commenced selling Class I shares.
**  Annualized.
+ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and expenses absorbed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
++  Per share numbers have been calculated using the average shares method.
#   Amount represents less than $0.01 per share.
## The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(a) On March 20, 1998, WM Advisors, Inc. replaced Sierra Investment Advisors Corporation as investment advisor for the Fund.
(b) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective Sep-tember 1, 1995.

                       See Notes to Financial Statements.

            CLASS B SHARES                                      CLASS S SHARES
-------------------------------------------------   ---------------------------------------------------
   YEAR         YEAR         YEAR         YEAR         YEAR         YEAR           YEAR         YEAR
   ENDED       ENDED        ENDED         ENDED        ENDED       ENDED          ENDED         ENDED
06/30/98(A)   06/30/97     06/30/96     06/30/95*   06/30/98(A)   06/30/97       06/30/96     06/30/95*
-----------   --------     --------     ---------   -----------   --------       --------     ---------
  $ 14.53     $ 15.47      $ 14.10       $10.73        $14.54     $ 15.47        $ 14.11       $ 10.73
  -------     -------      -------       ------       -------     -------        -------       -------
    (0.25)++    (0.14)++     (0.19)++     (0.04)++      (0.25)++    (0.14)++       (0.19)++      (0.04)++
     4.82        1.54         3.45         3.42          4.82        1.55           3.44          3.42
  -------     -------      -------       ------       -------     -------        -------       -------
     4.57        1.40         3.26         3.38          4.57        1.41           3.25          3.38
      --          --           --         (0.01)          --          --             --          (0.00)#
    (1.28)      (2.34)       (1.89)       (0.00)#       (1.28)      (2.34)         (1.89)        (0.00)#
  -------     -------      -------       ------       -------     -------        -------       -------
    (1.28)      (2.34)       (1.89)       (0.01)        (1.28)      (2.34)         (1.89)        (0.00)
  -------     -------      -------       ------       -------     -------        -------       -------
  $ 17.82     $ 14.53      $ 15.47       $14.10        $17.83     $ 14.54        $ 15.47       $ 14.11
  =======     =======      =======       ======       =======     =======        =======       =======
    34.43%       9.99%       24.54%       31.46%        34.40%      10.06%         24.54%        31.44%
  =======     =======      =======       ======       =======     =======        =======       =======
  $38,390     $30,397      $25,067       $6,928       $13,283     $14,038        $45,652       $18,730
     2.46%       2.45%        2.45%        2.51%         2.39%       2.45%          2.45%         2.51%
    (1.70)%     (0.97)%      (1.24)%      (0.47)%       (1.64)%     (0.97)%        (1.24)%       (0.47)%
      153%        156%         205%         233%          153%        156%           205%          233%
     2.46%(b)    2.45%(b)     2.46%(b)      N/A          2.40%(b)    2.45%**(b)     2.46%(b)       N/A


       CLASS I SHARES
------------------------------
   YEAR         PERIOD
   ENDED         ENDED
06/30/98(A)    06/30/97*
-------------- ---------------
 $  14.94      $  14.21
-------------- ---------------
    (0.10)++       0.00#++
     5.00          3.07
-------------- ---------------
     4.90          3.07
      --            --
    (1.28)        (2.34)
-------------- ---------------
    (1.28)        (2.34)
-------------- ---------------
 $  18.56      $  14.94
============== ===============
    35.75%        22.73%
============== ===============
 $115,729      $126,986
     1.36%         1.45%**
    (0.61)%        0.03%**
      153%          156%
     1.36%(b)      1.45%**(b)


                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

EMERGING GROWTH FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                          CLASS A SHARES
                          --------------------------------------------------------------
                             YEAR          YEAR         YEAR         YEAR         YEAR
                             ENDED        ENDED        ENDED        ENDED        ENDED
                          06/30/98(A)    06/30/97     06/30/96     06/30/95     06/30/94
                          -----------    --------     --------     --------     --------
Net asset value,
 beginning of period....   $  18.28      $  20.17     $  15.47     $  13.02     $  13.76
                           --------      --------     --------     --------     --------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment loss.....      (0.22)++      (0.21)++     (0.19)++     (0.00)++#    (0.09)
Net realized and
 unrealized gain/(loss)
 on investments.........       2.50         (0.18)        5.65         2.77         0.68
                           --------      --------     --------     --------     --------
Total from investment
 operations.............       2.28         (0.39)        5.46         2.77         0.59
LESS DISTRIBUTIONS:
Distributions from net
 realized gains.........      (1.07)        (1.50)       (0.76)       (0.32)       (1.33)
                           --------      --------     --------     --------     --------
Total distributions.....      (1.07)        (1.50)       (0.76)       (0.32)       (1.33)
                           --------      --------     --------     --------     --------
Net asset value, end of
 period.................   $  19.49      $  18.28     $  20.17     $  15.47     $  13.02
                           ========      ========     ========     ========     ========
TOTAL RETURN+...........      12.95%        (1.50)%      35.93%       21.54%        3.40%
                           ========      ========     ========     ========     ========
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (in 000's)......   $118,473      $165,719     $283,747     $185,722     $124,941
Ratio of operating
 expenses to average net
 assets.................       1.66%         1.64%        1.64%        1.68%        1.66%
Ratio of net investment
 loss to average net
 assets.................      (1.10)%       (1.17)%      (1.02)%      (0.31)%      (0.68)%
Portfolio turnover
 rate...................        112%           81%         131%         181%         224%
Ratio of operating
 expenses to average net
 assets without credits
 allowed by the
 custodian..............       1.66%(b)      1.64%(b)     1.65%(b)      N/A          N/A

-------------
* On July 1, 1994 the Fund commenced selling Class B and Class S shares in ad-dition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares. On July 25, 1996 the Fund commenced selling Class I shares.
**  Annualized.
+ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived by the investment advisor or without credits allowed by custodian.
++  Per share numbers have been calculated using the average shares method.
#   Amount represents less than $0.01 per share.
## The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(a) On March 20, 1998, WM Advisors, Inc. replaced Sierra Investment Advisors Corporation as investment advisor for the Fund.
(b) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective Sep-tember 1, 1995.

                       See Notes to Financial Statements.


            CLASS B SHARES                                      CLASS S SHARES
-------------------------------------------------   ------------------------------------------------
   YEAR         YEAR         YEAR         YEAR         YEAR         YEAR        YEAR         YEAR
   ENDED       ENDED        ENDED         ENDED        ENDED       ENDED       ENDED         ENDED
06/30/98(A)   06/30/97     06/30/96     06/30/95*   06/30/98(A)   06/30/97    06/30/96     06/30/95*
-----------   --------     --------     ---------   -----------   --------    --------     ---------
  $ 17.85     $ 19.88      $ 15.37       $ 13.02      $17.85       $19.88     $ 15.37       $ 13.02
  -------     -------      -------       -------      ------       ------     -------       -------
    (0.36)++    (0.34)++     (0.32)++      (0.10)++    (0.35)++     (0.34)++    (0.32)++      (0.10)++
     2.44       (0.19)        5.59          2.77        2.43        (0.19)       5.59          2.77
  -------     -------      -------       -------      ------       ------     -------       -------
     2.08       (0.53)        5.27          2.67        2.08        (0.53)       5.27          2.67
    (1.07)      (1.50)       (0.76)        (0.32)      (1.07)       (1.50)      (0.76)        (0.32)
  -------     -------      -------       -------      ------       ------     -------       -------
    (1.07)      (1.50)       (0.76)        (0.32)      (1.07)       (1.50)      (0.76)        (0.32)
  -------     -------      -------       -------      ------       ------     -------       -------
  $ 18.86     $ 17.85      $ 19.88       $ 15.37      $18.86       $17.85     $ 19.88       $ 15.37
  =======     =======      =======       =======      ======       ======     =======       =======
    12.05%     (2.26)%       34.93%        20.69%      12.11%       (2.26)%     34.91%        20.76%
  =======     =======      =======       =======      ======       ======     =======       =======
  $28,540     $29,123      $28,920       $10,208      $5,989       $8,341     $43,645       $11,840
     2.47%       2.39%        2.39%         2.43%       2.41%        2.39%       2.39%         2.43%
    (1.92)%     (1.92)%      (1.77)%       (1.06)%     (1.86)%      (1.92)%     (1.77)%       (1.06)%
      112%         81%         131%          181%        112%          81%        131%          181%
     2.47%(b)    2.39%(b)     2.40%(b)       N/A        2.42%(b)     2.39%(b)    2.40%(b)       N/A


       CLASS I SHARES
----------------------------
   YEAR        PERIOD
   ENDED        ENDED
06/30/98(A)   06/30/97*
------------- --------------
  $ 18.33      $ 17.52
------------- --------------
    (0.16)++     (0.16)++
     2.50         2.47##
------------- --------------
     2.34         2.31
    (1.07)       (1.50)
------------- --------------
    (1.07)       (1.50)
------------- --------------
  $ 19.60      $ 18.33
============= ==============
    13.25%       13.69%
============= ==============
  $33,886      $52,199
     1.36%        1.39%**
    (0.80)%      (0.92)%**
      112%          81%
     1.36%(b)     1.39%**(b)


                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
INTERNATIONAL GROWTH FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                          CLASS A SHARES
                          ------------------------------------------------------------
                             YEAR         YEAR         YEAR         YEAR        YEAR
                             ENDED       ENDED        ENDED        ENDED       ENDED
                          06/30/98(A)   06/30/97     06/30/96     06/30/95    06/30/94
                          -----------   --------     --------     --------    --------
Net asset value,
 beginning of period....    $ 11.85     $ 10.49      $   9.78     $ 10.74     $   9.80
                            -------     -------      --------     -------     --------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment
 income/(loss)..........       0.05++      0.04++        0.05++     (0.11)++      0.06
Net realized and
 unrealized gain/(loss)
 on investments.........      (0.67)       1.55          1.21       (0.31)        1.15
                            -------     -------      --------     -------     --------
Total from investment
 operations.............      (0.62)       1.59          1.26       (0.42)        1.21
LESS DISTRIBUTIONS:
Dividends from net
 investment income......      (0.50)      (0.13)        (0.05)      (0.04)       (0.02)
Distributions in excess
 of net investment
 income.................      (0.03)        --          (0.04)        --           --
Distributions from net
 realized gains.........      (0.50)      (0.10)        (0.46)      (0.44)       (0.25)
Distributions in excess
 of net realized gains..        --          --            --        (0.06)         --
                            -------     -------      --------     -------     --------
TOTAL DISTRIBUTIONS.....      (1.03)      (0.23)        (0.55)      (0.54)       (0.27)
                            -------     -------      --------     -------     --------
Net asset value, end of
 period.................    $ 10.20     $ 11.85      $  10.49     $  9.78     $  10.74
                            =======     =======      ========     =======     ========
TOTAL RETURN+...........      (4.19)%     15.50%        13.16%      (4.01)%      12.39%
                            =======     =======      ========     =======     ========
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (in 000's)......    $38,281     $57,776      $116,254     $91,763     $127,764
Ratio of operating
 expenses to average net
 assets.................       1.67%       1.65%         1.77%       1.69%        1.69%
Ratio of net investment
 income to average net
 assets.................       0.50%       0.35%         0.46%       0.62%        0.54%
Portfolio turnover
 rate...................        118%         67%          125%         81%          44%
Ratio of operating
 expenses to average net
 assets without credits
 allowed by the
 custodian..............       1.67%(b)    1.65%(b)      1.77%(b)     N/A          N/A

-------------
* On July 1, 1994 the Fund commenced selling Class B and Class S shares in ad-dition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares. On July 25, 1996 the Fund commenced selling Class I shares.
** Annualized.
+ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been absorbed by the investment advisor or without credits allowed by custodian.
++ Per share numbers have been calculated using the average shares method.
(a) On March 20, 1998, WM Advisors, Inc. replaced Sierra Investment Advisors Corporation as investment advisor for the Fund.
(b) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective Sep-tember 1, 1995.
                       See Notes to Financial Statements.

            CLASS B SHARES                                    CLASS S SHARES
-----------------------------------------------   -------------------------------------------------
   YEAR         YEAR        YEAR        YEAR         YEAR         YEAR         YEAR         YEAR
   ENDED       ENDED       ENDED        ENDED        ENDED       ENDED        ENDED         ENDED
06/30/98(A)   06/30/97    06/30/96    06/30/95*   06/30/98(A)   06/30/97     06/30/96     06/30/95*
-----------   --------    --------    ---------   -----------   --------     --------     ---------
  $11.70       $10.39      $ 9.73      $10.74       $11.77      $ 10.38      $  9.73       $ 10.74
  ------       ------      ------      ------       ------      -------      -------       -------
   (0.04)++     (0.04)++    (0.03)++    (0.17)++     (0.02)++     (0.04)++     (0.03)++      (0.17)++
   (0.64)        1.53        1.21       (0.31)       (0.67)        1.53         1.20         (0.31)
  ------       ------      ------      ------       ------      -------      -------       -------
   (0.68)        1.49        1.18       (0.48)       (0.69)        1.49         1.17         (0.48)
   (0.42)       (0.08)      (0.02)      (0.03)       (0.40)         --         (0.02)        (0.03)
   (0.03)         --        (0.04)        --         (0.02)         --         (0.04)          --
   (0.50)       (0.10)      (0.46)      (0.44)       (0.50)       (0.10)       (0.46)        (0.44)
     --           --          --        (0.06)         --           --           --          (0.06)
  ------       ------      ------      ------       ------      -------      -------       -------
   (0.95)       (0.18)      (0.52)      (0.53)       (0.92)       (0.10)       (0.52)        (0.53)
  ------       ------      ------      ------       ------      -------      -------       -------
  $10.07       $11.70      $10.39      $ 9.73       $10.16      $ 11.77      $ 10.38       $  9.73
  ======       ======      ======      ======       ======      =======      =======       =======
   (4.95)%      14.66%      12.34%      (4.61)%      (4.94)%      14.61%       12.29%        (4.61)%
  ======       ======      ======      ======       ======      =======      =======       =======
  $4,294       $4,876      $4,447      $2,268       $9,599      $11,991      $38,900       $11,120
    2.49%        2.40%       2.52%       2.44%        2.41%        2.40%        2.52%         2.44%
   (0.35)%      (0.40)%     (0.29)%     (0.13)%      (0.23)%      (0.40)%      (0.29)%       (0.13)%
     118%          67%        125%         81%         118%          67%         125%           81%
    2.53%(b)     2.40%(b)    2.52%(b)     N/A         2.41%(b)     2.40%(b)     2.52%(b)       N/A
       CLASS I SHARES
-----------------------------
   YEAR         PERIOD
   ENDED         ENDED
06/30/98(A)    06/30/97*
-------------- --------------
 $  11.82       $  9.88
-------------- --------------
     0.09++        0.06++
    (0.69)         2.15
-------------- --------------
    (0.60)         2.21
    (0.53)        (0.17)
    (0.03)          --
    (0.50)        (0.10)
      --            --
-------------- --------------
    (1.06)        (0.27)
-------------- --------------
 $  10.16       $ 11.82
============== ==============
    (3.98)%       22.76%
============== ==============
 $108,521       $95,512
     1.36%         1.40%**
     0.81%         0.60%**
      118%           67%
     1.36%(b)      1.40%**(b)

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRATEGIC GROWTH PORTFOLIO

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                               CLASS A SHARES            CLASS B SHARES
                            ----------------------    ----------------------
                               YEAR       PERIOD         YEAR       PERIOD
                               ENDED       ENDED         ENDED       ENDED
                            06/30/98(A)  06/30/97*    06/30/98(A)  06/30/97*
                            -----------  ---------    -----------  ---------
Net asset value, beginning
 of period................    $ 11.26     $ 10.00       $ 11.19     $ 10.00
                              -------     -------       -------     -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment
 income/(loss)............       0.00#++    (0.02)++      (0.09)++    (0.10)++
Net realized and
 unrealized gain on
 investments..............       2.12        1.90          2.11        1.90
                              -------     -------       -------     -------
Total from investment
 operations...............       2.12        1.88          2.02        1.80
LESS DISTRIBUTIONS:
Dividends from net
 investment income........        --          --            --          --
Distributions in excess of
 net investment income....      (0.68)      (0.62)        (0.64)      (0.61)
Distributions from net
 realized capital gains...      (0.04)      (0.00)#       (0.04)      (0.00)#
                              -------     -------       -------     -------
Total distributions.......      (0.72)      (0.62)        (0.68)      (0.61)
                              -------     -------       -------     -------
Net asset value, end of
 period...................    $ 12.66     $ 11.26       $ 12.53     $ 11.19
                              =======     =======       =======     =======
TOTAL RETURN+.............      20.11%      19.33%        19.24%      18.48%
                              =======     =======       =======     =======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period
 (in 000's)...............    $18,330     $14,253       $51,173     $35,802
Ratio of operating
 expenses to average net
 assets(b)................       0.94%       0.90%**       1.68%       1.65%**
Ratio of net investment
 income/(loss) to average
 net assets...............       0.01%      (0.19)%**     (0.74)%     (0.94)%**
Portfolio turnover rate...         23%         33%           23%         33%
Ratio of operating
 expenses to average net
 assets without credits
 allowed by the
 custodian(b).............       0.94%       0.91%**       1.68%       1.66%**
Ratio of operating
 expenses to average net
 assets without fee
 waivers, expenses
 absorbed and/or credits
 allowed by the
 custodian(b).............       1.08%       1.45%**       1.83%       2.20%**

-------------
* The Portfolio's Class A Shares and Class B Shares commenced operations on July 25, 1996.
**  Annualized.
#   Amount represents less than $0.01.
+ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and expenses absorbed by the investment advisor or without credits allowed by the custodian.
++  Per shares numbers have been calculated using the average shares method.
(a) On March 20, 1998, WM Advisors, Inc. replaced Sierra Investment Advisors Corporation as investment advisor for the Portfolio.
(b) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
CONSERVATIVE GROWTH PORTFOLIO

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                CLASS A SHARES            CLASS B SHARES
                             ----------------------    ----------------------
                                YEAR       PERIOD         YEAR       PERIOD
                                ENDED       ENDED         ENDED       ENDED
                             06/30/98(A)  06/30/97*    06/30/98(A)  06/30/97*
                             -----------  ---------    -----------  ---------
Net asset value, beginning
 of period.................   $  10.86    $  10.00      $  10.80    $  10.00
                              --------    --------      --------    --------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income......       0.13++      0.08++        0.04++      0.01++
Net realized and unrealized
 gain on investments.......       1.42        1.32          1.43        1.31
                              --------    --------      --------    --------
Total from investment
 operations................       1.55        1.40          1.47        1.32
LESS DISTRIBUTIONS:
Dividends from net
 investment income.........      (0.09)      (0.08)        (0.08)      (0.01)
Distributions in excess of
 net investment income.....      (0.42)      (0.46)        (0.39)      (0.51)
Distributions from net
 realized capital gains....      (0.06)        --          (0.06)        --
                              --------    --------      --------    --------
Total distributions........      (0.57)      (0.54)        (0.53)      (0.52)
                              --------    --------      --------    --------
Net asset value, end of
 period....................   $  11.84    $  10.86      $  11.74    $  10.80
                              ========    ========      ========    ========
TOTAL RETURN+..............      15.18%      14.39%        14.44%      13.59%
                              ========    ========      ========    ========
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period
 (in 000's)................   $114,946    $136,141      $169,269    $158,697
Ratio of operating expenses
 to average net assets(b)..       0.95%       0.92%**       1.70%       1.67%**
Ratio of net investment
 income to average net
 assets....................       1.17%       0.81%**       0.40%       0.06%**
Portfolio turnover rate....         28%         20%           28%         20%
Ratio of operating expenses
 to average net assets
 without credits allowed by
 the custodian(b)..........       0.95%       0.93%**       1.70%       1.68%**
Ratio of operating expenses
 to average net assets
 without fee waivers,
 expenses absorbed and/or
 credits allowed by the
 custodian(b)..............       1.00%       1.17%**       1.74%       1.92%**

-------------
* The Portfolio's Class A Shares and Class B Shares commenced operations on July 25, 1996.
**  Annualized.
+ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and expenses absorbed by the investment advisor or without credits allowed by the custodian.
++  Per share numbers have been calculated using the average shares method.
(a) On March 20, 1998, WM Advisors, Inc. replaced Sierra Investment Advisors Corporation as investment advisor for the Portfolio.
(b) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

BALANCED PORTFOLIO

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                  CLASS A SHARES           CLASS B SHARES
                               ---------------------    ---------------------
                                  YEAR      PERIOD         YEAR      PERIOD
                                  ENDED      ENDED         ENDED      ENDED
                               06/30/98(A) 06/30/97*    06/30/98(A) 06/30/97*
                               ----------- ---------    ----------- ---------
Net asset value, beginning of
 period......................   $  10.95   $  10.00      $  10.95    $ 10.00
                                --------   --------      --------    -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income........       0.22       0.20++        0.17       0.14++
Net realized and unrealized
 gain on investments.........       1.25       1.27          1.22       1.25
                                --------   --------      --------    -------
Total from investment
 operations..................       1.47       1.47          1.39       1.39
LESS DISTRIBUTIONS:
Dividends from net investment
 income......................      (0.23)     (0.20)        (0.20)     (0.14)
Distributions in excess of
 net investment income.......      (0.45)     (0.32)        (0.40)     (0.30)
Distributions from net
 realized capital gains......      (0.11)     (0.00)#       (0.11)     (0.00)#
                                --------   --------      --------    -------
Total distributions..........      (0.79)     (0.52)        (0.71)     (0.44)
                                --------   --------      --------    -------
Net asset value, end of
 period......................   $  11.63   $  10.95      $  11.63    $ 10.95
                                ========   ========      ========    =======
TOTAL RETURN+................      14.32%     15.02%        13.47%     14.23%
                                ========   ========      ========    =======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
 000's)......................   $101,726   $109,421      $114,944    $99,821
Ratio of operating expenses
 to average net assets(b)....       0.95%      0.92%**       1.70%      1.67%**
Ratio of net investment
 income to average net
 assets......................       2.14%      2.48%**       1.39%      1.73%**
Portfolio turnover rate......         29%        46%           29%        46%
Ratio of operating expenses
 to average net assets
 without credits allowed by
 the custodian(b)............       0.95%      0.93%**       1.70%      1.68%**
Ratio of operating expenses
 to average net assets
 without fee waivers,
 expenses absorbed and/or
 credits allowed by the
 custodian(b)................       1.00%      1.17%**       1.75%      1.92%**

-------------
* The Portfolio's Class A Shares and Class B Shares commenced operations on July 25, 1996.
**  Annualized.
#   Amount represents less than $0.01.
+ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and expenses absorbed by the investment advisor or without credits allowed by the custodian.
++  Per share numbers have been calculated using the average shares method.
(a) On March 20, 1998, WM Advisors, Inc. replaced Sierra Investment Advisors Corporation as investment advisor for the Portfolio.
(b) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FLEXIBLE INCOME PORTFOLIO

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                    CLASS A SHARES          CLASS B SHARES
                                 ---------------------   ---------------------
                                    YEAR      PERIOD        YEAR      PERIOD
                                    ENDED      ENDED        ENDED      ENDED
                                 06/30/98(A) 06/30/97*   06/30/98(A) 06/30/97*
                                 ----------- ---------   ----------- ---------
Net asset value, beginning of
 period........................    $10.57     $ 10.00      $10.57     $10.00
                                   ------     -------      ------     ------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income..........      0.45        0.43++      0.31       0.38++
Net realized and unrealized
 gain on investments...........      0.67        0.70        0.73       0.68
                                   ------     -------      ------     ------
Total from investment
 operations....................      1.12        1.13        1.04       1.06
LESS DISTRIBUTIONS:
Dividends from net investment
 income........................     (0.45)      (0.43)      (0.37)     (0.38)
Distributions in excess of net
 investment income.............     (0.21)      (0.13)      (0.21)     (0.11)
Distributions from net realized
 capital gains.................     (0.24)       0.00#      (0.24)      0.00#
                                   ------     -------      ------     ------
Total distributions............     (0.90)      (0.56)      (0.82)     (0.49)
                                   ------     -------      ------     ------
Net asset value, end of
 period........................    $10.79     $ 10.57      $10.79     $10.57
                                   ======     =======      ======     ======
TOTAL RETURN+..................     11.07%      11.58%      10.24%     10.80%
                                   ======     =======      ======     ======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
 000's)........................    $8,808     $12,613      $7,684     $7,385
Ratio of operating expenses to
 average net assets(b).........      0.95%       0.92%**     1.70%      1.67%**
Ratio of net investment income
 to average net assets.........      4.07%       4.95%**     3.32%      4.20%**
Portfolio turnover rate........        24%         54%         24%        54%
Ratio of operating expenses to
 average net assets without
 credits allowed by the
 custodian(b)..................      0.95%       0.93%**     1.70%      1.68%**
Ratio of operating expenses to
 average net assets without fee
 waivers, expenses absorbed
 and/or fees credits allowed by
 the custodian(b)..............      1.23%       1.67%**     1.98%      2.42%**

-------------
* The Portfolio's Class A Shares and Class B Shares commenced operations on July 25, 1996.
**  Annualized.
#   Amount represents less than $0.01.
+ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and expenses absorbed by the investment advisor or without credits allowed by the custodian.
++  Per share numbers have been calculated using the average shares method.
(a) On March 20, 1998, WM Advisors, Inc. replaced Sierra Investment Advisors Corporation as investment advisor for the Portfolio.
(b) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

INCOME PORTFOLIO

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                    CLASS A SHARES          CLASS B SHARES
                                 ---------------------   ---------------------
                                    YEAR      PERIOD        YEAR      PERIOD
                                    ENDED      ENDED        ENDED      ENDED
                                 06/30/98(A) 06/30/97*   06/30/98(A) 06/30/97*
                                 ----------- ---------   ----------- ---------
Net asset value, beginning of
 period........................    $10.13     $ 10.00      $10.13     $10.00
                                   ------     -------      ------     ------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income..........      0.64        0.58++      0.56       0.51++
Net realized and unrealized
 gain on investments...........      0.22        0.14##      0.22       0.14##
                                   ------     -------      ------     ------
Total from investment
 operations....................      0.86        0.72        0.78       0.65
LESS DISTRIBUTIONS:
Dividends from net investment
 income........................     (0.65)      (0.58)      (0.57)     (0.51)
Distributions in excess of net
 investment income.............     (0.00)#     (0.01)      (0.00)#    (0.01)
Distributions from net realized
 capital gains.................       --        (0.00)#       --       (0.00)#
                                   ------     -------      ------     ------
Total distributions............     (0.65)      (0.59)      (0.57)     (0.52)
                                   ------     -------      ------     ------
Net asset value, end of
 period........................    $10.34     $ 10.13      $10.34     $10.13
                                   ======     =======      ======     ======
TOTAL RETURN+..................      8.71%       7.38%       7.90%      6.63%
                                   ======     =======      ======     ======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
 000's)........................    $7,793     $13,410      $4,084     $4,537
Ratio of operating expenses to
 average net assets(b).........      0.95%       0.93%**     1.70%      1.68%**
Ratio of net investment income
 to average net assets.........      6.23%       6.09%**     5.48%      5.34%**
Portfolio turnover rate........        14%         56%         14%        56%
Ratio of operating expenses to
 average net assets without
 credits allowed by the
 custodian(b)..................      0.95%       0.93%**     1.71%      1.68%**
Ratio of operating expenses to
 average net assets without fee
 waivers, expenses absorbed
 and/or fees credits allowed by
 the custodian(b)..............      1.25%       1.65%**     2.01%      2.40%**

-------------
* The Portfolio's Class A Shares and Class B Shares commenced operations on July 25, 1996.
**  Annualized.
#   Amount represents less than $0.01.
## The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Portfolio shares.
+ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and expenses absorbed by the investment advisor or without credits allowed by the custodian.
++  Per share numbers have been calculated using the average shares method.
(a) On March 20, 1998, WM Advisors, Inc. replaced Sierra Investment Advisors Corporation as investment advisor for the Portfolio.
(b) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

WM GROUP OF FUNDS
1. ORGANIZATION AND BUSINESS

WM Trust II (the "Trust") was organized under the laws of the Commonwealth of Massachusetts on February 22, 1989 as a business entity commonly known as a "Massachusetts Business Trust." The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management in-vestment company. The Trust offers nine managed investment funds: the Short Term High Quality Bond Fund; the California Money Fund; the Growth, Interna-tional Growth and Emerging Growth Funds (the "Equity Funds"); the California Municipal, California Insured Intermediate Municipal and the Florida Insured Municipal Funds (the "Municipal Funds"); and the Target Maturity 2002 Fund (collectively the "Funds"). WM Strategic Asset Management Portfolios ("SAM") were organized as a Massachusetts Business Trust under the laws of the Common-wealth of Massachusetts on March 26, 1996 and is registered under the 1940 Act, as an open-end management investment company. SAM was established in order to offer a range of asset allocation strategies to accommodate different invest-ment philosophies and goals. SAM offers five portfolios: the Strategic Growth, Conservative Growth, Balanced, Flexible Income and Income Portfolios (each a "Portfolio" and collectively, the "Portfolios"). Prior to March 23, 1998, the Trust was known as Sierra Trust Funds and SAM was known as Sierra Asset Manage-ment Portfolios.

WM Advisors, Inc. (the "Advisor" or "WM Advisor"), a wholly-owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial serv-ices company, serves as investment advisor to the Trust and SAM. Sierra Invest-ment Advisors Corporation ("Sierra Advisors") served as investment advisor to the Trust and SAM prior to March 23, 1998. Sierra Advisors became an indirect wholly-owned subsidiary of Washington Mutual as a result of a merger between its parent, Great Western Financial Corporation ("GWFC"), and Washington Mutu-al.

Each of the Funds, except the Target Maturity 2002 Fund, consists of four clas-ses of shares: Class A shares, Class B shares, Class S shares and Class I shares. The Target Maturity 2002 Fund offers only Class A shares. The Portfo-lios offer Class A shares and Class B shares. Class A shares of the Funds and Portfolios are subject to an initial sales charge at the time of purchase. Cer-tain Class A shares of the Funds or Portfolios purchased without an initial sales charge may be subject to a contingent deferred sales charge ("CDSC") if redeemed within two years of purchase. Class B shares and Class S shares are not subject to an initial sales charge. Class B shares and Class S shares are generally subject to a CDSC if redeemed within five years of purchase. Class I shares are sold exclusively to the Portfolios and are not available for direct purchase by investors. Class I shares are not subject to an initial sales charge or CDSC, but are subject to the annual operating expenses of the Funds.

Each of the Portfolios invests, within certain percentage ranges, in Class I shares of certain of the Trust Funds and certain other mutual funds (collec-tively, the "Underlying Funds"). Each Portfolio typically allocates its assets, within determined percentage ranges, among the Underlying Funds. The percent-ages reflect the extent to which each Portfolio can invest in the particular market segment represented by each Underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolio's invest-ments in those market segments and their corresponding Underlying Funds. The Advisor may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective based on the Advisor's outlook for the economy and the financial markets and the relative market valuations of the Underlying Funds. In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest its assets directly in cash, stock or bond index futures, options, money market securities and other short-term debt in-struments.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds and Portfo-lios in the preparation of their financial statements.

PORTFOLIO VALUATION:

A security that is primarily traded on a U.S. exchange (including securities traded through the Nasdaq National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current day's bid and asked prices. Over-the-counter securities that are not traded through the Nasdaq National Market System and U.S. Government Secu-rities are valued at the mean of the current day's bid and asked prices. An op-tion is generally valued at the last sale price or, in the absence of a last sale price, at the mean of the current day's bid and asked prices. Short term debt securities that mature in 60 days or less are valued at amortized cost. The value of a foreign security is determined in its national currency as of the close

WM GROUP OF FUNDS
of trading on the foreign exchange on which it is traded or as of 4:00 p.m. Eastern Standard time, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, Eastern Standard time, on the day the value of the foreign security is deter-mined. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current set-tlement price for a like contract acquired on the day on which the futures con-tract is being valued. If the market makes a limit move with respect to the se-curity or index underlying the futures contract, the futures contract will be valued at a fair market valued as determined by or under the direction of the Board of Trustees.

Debt securities of U.S. issuers (other than U.S. Government Securities and short-term investments), including municipal securities, are valued by one or more independent pricing services (each a "Pricing Service") retained by the Trusts. When, in the judgement of a Pricing Service, market quotations for these securities are readily available, they are valued at the mean between the quoted bid prices and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by or under the direction of the Board of Trustees, which may rely on the assistance of one or more Pricing Services. The procedures of each Pricing Service are reviewed pe-riodically by the officers of the Trusts under the general supervision and re-sponsibility of the Board of Trustees.

The Portfolios' investments in the Underlying Funds are valued at the net asset value per Class I share of the respective Underlying Funds determined as of the close of the New York Stock Exchange on each valuation date.

VALUATION OF THE CALIFORNIA MONEY FUND. Securities are valued on the basis of amortized cost, which approximates market value. Amortized cost valuation in-volves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, as long as the effect of fluctuating interest rates on the market value of the instrument is not significant. Restricted securities and certain other assets are valued by the investment advisor under the supervision of the Board of Trustees.

REPURCHASE AGREEMENTS:

Each Fund or Portfolio may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund or Portfolio, through its custodian, takes possession of an underlying debt obligation subject to an ob-ligation of the seller to repurchase, and the Fund or Portfolio subject to ob-ligation to resell the obligation at an agreed upon price and time, thereby de-termining the yield during the Fund's or Portfolio's holding period. The value of the collateral is at all times at least equal to the total amount of the re-purchase obligation, including interest. In the event of counterparty default, the Fund would seek to use the collateral to offset losses incurred. There is potential loss to the Fund or Portfolio in the event the Fund or Portfolio is delayed or prevented from exercising its right to dispose of the collateral se-curities, including the risk of a possible decline in the value of the under-lying securities during the period while the Fund or Portfolio seeks to assert its rights. WM Advisors, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the credit worthiness of those banks and dealers which each Fund or Portfolio enters into repurchase agreements.

FUTURES CONTRACTS:

Each Fund and Portfolio, except the California Money Fund, may engage in futures transactions. The Funds or Portfolios may use futures contracts to man-age their exposure to the stock and bond markets and to fluctuations in inter-est rates and currency values. The underlying value of a futures contract is incorporated within the unrealized appreciation/(depreciation) shown in the Portfolio of Investments under the caption "Futures Contracts." This amount re-flects each contract's exposure to the underlying instrument at June 30, 1998. Buying futures contracts tends to increase the Fund's or Portfolio's exposure to the underlying instrument. Selling futures contracts tends to either de-crease the Fund's or Portfolio's exposure to the underlying instrument, or to hedge other Fund and Portfolio investments.

Upon entering into a futures contract, the Fund or Portfolio is required to de-posit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Sub-sequent payments ("variation margin") are made or received by the Fund or Port-folio each day, depending on the daily fluctuation of the value of the con-tract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund or Portfolio recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statements of Assets and Liabilities. The change in

WM GROUP OF FUNDS
the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that the Fund or Portfo-lio may not be able to enter into a closing transaction because of an illiquid secondary market.

FOREIGN CURRENCY:

The books and records of the Funds and Portfolios are maintained in U.S. dol-lars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. It is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the portion that arises from changes in market prices of investments during the period. Accordingly, all such changes have been reflected as realized and unrealized net gains/(losses) from security transactions in the Statements of Operations.

Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/(depreciation) of foreign currency and other assets and liabili-ties. Unrealized gains and losses of securities, which result from changes in foreign currency exchange rates as well as changes in market prices of securi-ties, have been included in unrealized appreciation/(depreciation) of securi-ties. Net realized foreign currency gains and losses include foreign currency gains and losses resulting from changes in exchange rates between trade date and settlement date on investment securities transactions, gains and losses on foreign currency transactions, and the difference between the amounts of inter-est and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctua-tion in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) from security transactions.

FORWARD FOREIGN CURRENCY CONTRACTS:

The Short Term High Quality Bond Fund and the Equity Funds may enter into for-ward foreign currency contracts. Forward foreign currency contracts are agree-ments to exchange one currency for another at a future date at a specified price. The Funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Funds' foreign currency exposure. The U.S. dollar market value, contract value and the foreign curren-cies the Funds have committed to buy or sell are shown in the Portfolio of In-vestments under the caption "Schedule of Forward Foreign Currency Contracts." These amounts represent the aggregate exposure to each foreign currency the Funds have acquired or hedged through forward foreign currency contracts at June 30, 1998. Forward foreign currency contracts are reflected as both a for-ward foreign currency contract to buy and a forward foreign currency contract to sell. Forward foreign currency contracts to buy generally are used to ac-quire exposure to foreign currencies, while forward foreign currency contracts to sell are used to hedge the Funds' investments against currency fluctuations. Also, a forward foreign currency contract to buy or sell can offset a previ-ously acquired opposite forward foreign currency contract.

Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed or delivery is taken, the Funds record a re-alized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of the unrealized appreciation/(depreciation) of forward foreign currency contracts reflected in the Funds' Statements of Assets and Liabilities. Although forward foreign cur-rency contracts used for hedging purposes limit the risk of loss due to a de-cline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are un-able to meet the terms of their contracts. The Fund's Advisor and/or Sub-advi-sor will enter into forward foreign currency contracts only with parties ap-proved by the Board of Trustees because there is a risk of loss to the Funds if the counterparties do not complete the transaction.

INDEXED SECURITIES:

Each of the Funds and the Portfolios, except the California Money Fund, may in-vest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, inflation, indi-ces, or other reference

WM GROUP OF FUNDS
instruments. Indexed securities may be more volatile than the reference instru-ment itself, but any loss is limited to the amount of the original investment.

ILLIQUID INVESTMENTS:

Up to 15% of the assets of each Fund and Portfolio, and up to 10% of the net assets of the California Money Fund, may be invested in securities that are not readily marketable, including: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (4) certain over-the-counter options; (5) certain variable rate demand notes having a demand period of more than seven days; and (6) securities, the disposition of which are re-stricted under Federal securities laws, excluding certain Rule 144A securities, as defined below.

Illiquid securities generally cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the investments have valued. This may have an adverse effect on the Fund's or Port-folio's ability to dispose of particular illiquid securities at fair market value and may limit the Fund's or Portfolio's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund or Portfolio. The Funds or Portfolios may also pur-chase securities that are not registered under the Securities Act of 1933, as amended (the "Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A Securities"). Rule 144A Se-curities generally may be resold only to other qualified institutional buyers. If a particular investment in Rule 144A Securities is not determined to be liq-uid under the guidelines established by the Board of Trustees, that investment will be included within the 15%/10% limitation, as applicable, on investment in illiquid securities.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date (the date the order to buy or sell is executed). Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the ac-crual basis and consists of interest accrued and, if applicable, discount ac-creted less premiums amortized. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as the Funds or Portfolios are informed of the ex-dividend date. Each Fund's or Portfolio's investment income and realized and unrealized gains and losses are allocated among the classes of that Fund or Portfolio based upon the relative average net assets of each class.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund or Portfolio instructs the custodian to segre-gate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Short Term High Quality Bond Fund, California Money Fund, Municipal Funds, Flexible Income Portfolio, Balanced Portfolio and Income Portfolio are declared daily and paid monthly. Dividends from the net investment income of the Conservative Growth Portfolio are de-clared and paid quarterly. Dividends from the net investment income of the Growth Fund and the Strategic Growth Portfolio are declared and paid semiannually. Dividends from the net investment income of the Emerging Growth, International Growth and the Target Maturity 2002 Funds are declared and paid annually. Distributions of any net long-term capital gains earned by a Fund or Portfolio are made annually. Distributions of any net short-term capital gains earned by a Fund or Portfolio are distributed no less frequently than annually at the discretion of the Board of Trustees. Additional distributions of net in-vestment income and capital gains for each Fund or Portfolio may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are de-termined in accordance with income tax regulations which may differ from gener-ally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds or Portfolios, organizational costs, dividends payable, redesignated distributions and differing characterization of distributions made by each Fund or Portfolio as a whole. Net investment income per share calcula-tions in the financial highlights for the year ended June 30, 1998 for the Cal-ifornia Money Fund, Short Term High Quality Bond Fund, California Municipal Fund, California Insured Intermediate Municipal Fund, Florida Insured Municipal Fund, Income Portfolio, Flexible Income Portfolio and Balanced Portfolio ex-cludes these adjustments.

WM GROUP OF FUNDS

                                                    INCREASE/     INCREASE/
                                                    (DECREASE)    (DECREASE)
                                                  UNDISTRIBUTED  ACCUMULATED
                                     DECREASE     NET INVESTMENT NET REALIZED
                                  PAID-IN CAPITAL INCOME/(LOSS)  GAIN/(LOSS)
                                  --------------- -------------- ------------
Target Maturity 2002 Fund........    $(11,756)     $    11,756   $       --
Short Term High Quality Bond
 Fund............................     (42,964)         (65,373)       108,337
California Municipal Fund........       --              10,444        (10,444)
California Insured Intermediate
 Municipal Fund..................       --              12,042        (12,042)
Florida Insured Municipal Fund...      (2,014)          13,264        (11,250)
Growth Fund......................        (359)       2,654,509     (2,654,150)
Emerging Growth Fund.............       --           3,199,550     (3,199,550)
International Growth Fund........       --           8,123,773     (8,123,773)
Strategic Growth Portfolio.......      (6,006)       4,190,091     (4,184,085)
Conservative Growth Portfolio....      (6,006)      12,575,664    (12,569,658)
Balanced Portfolio...............      (6,006)       9,948,814     (9,942,808)
Flexible Income Portfolio........      (6,006)         448,598       (442,592)
Income Portfolio.................      (6,006)           6,006        --

FEDERAL INCOME TAXES:

It is each Fund's and Portfolio's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by, among other things, distributing substantially all of its taxable and tax-exempt earnings to its shareholders. Therefore, no Federal income tax provision is re-quired.

EXPENSES:

General expenses of the Trust are allocated to all the Funds based upon rela-tive net assets of each Fund. General expenses of SAM are allocated to all the Portfolios based upon relative net assets of each Portfolio. Operating expenses directly attributable to a class of shares are charged to the operations of that class of shares. Expenses of each Fund or Portfolio not directly attribut-able to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class of shares.

OTHER:

The Municipal Funds and the Short Term High Quality Bond Fund may purchase floating rate, inverse floating rate and variable rate obligations, including municipal securities and participation interests therein. Floating rate obliga-tions have an interest rate that changes whenever there is a change in the ex-ternal interest rate, while variable rate obligations provide for a specified periodic adjustment in the interest rate. The interest rate on an inverse floating rate obligation (an "inverse floater") can be expected to move in the opposite direction from the market rate of interest to which the inverse floater is indexed. The Short Term High Quality Bond Fund may also purchase mortgage-backed securities that are floating rate, inverse floating rate and variable rate obligations. Although variable rate notes are frequently not rated by credit rating agencies, unrated notes purchased by the Fund will be of comparable quality at the time of purchase to rated instruments that may be purchased by the Fund, as determined by the Advisor. The absence of such an ac-tive secondary market, however, could make it difficult for the Fund to dispose of a particular variable rate demand note in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default.

An inverse floater may be considered to be leveraged to the extent that its in-terest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accord-ingly, the duration of an inverse floater may exceed its stated final maturity.

3. INVESTMENT ADVISORY AND OTHER TRANSACTIONS

WM Advisors serves as investment advisor to the Trust and SAM. Sierra Advisors served as investment advisor to the Trust and SAM prior to March 23, 1998.

WM GROUP OF FUNDS
The Advisor is entitled to a monthly fee, in arrears, based on a percentage of the average daily net assets of each Fund at the following rates. WM Advisors provides administration services to the Trust at no additional fee. Prior to March 23, 1998, a fee of 0.35% of average daily net assets of each Fund (except California Money Fund which was charged a fee of 0.30% of average daily net as-
sets) was assessed for administration and transfer agent services in addition to the fees shown for Sierra Advisors.

                                                    FEES ON NET
                                     FEES ON NET  ASSETS EXCEEDING
                                       ASSETS       $200 MILLION   FEES ON NET
                                      EQUAL TO      AND EQUAL TO      ASSETS
                                    OR LESS THAN    OR LESS THAN    EXCEEDING
                                    $200 MILLION    $500 MILLION   $500 MILLION
                                    ------------- ---------------- ------------
Short Term High Quality Bond
 Fund.............................       .50%           .45%            .40%
                                     FEES ON NET
                                       ASSETS       FEES ON NET
                                        UP TO     ASSETS EXCEEDING
                                    $500 MILLION    $500 MILLION
                                    ------------- ----------------
California Money Fund (03/23/1998-
 06/30/1998)......................       .45%           .40%
California Money Fund (07/01/1997-
 03/22/1998)......................       .50%           .40%
The Municipal Funds (03/23/1998-
 06/30/1998)......................       .70%           .55%
California Municipal Fund
 (07/01/1997-03/22/1998)..........       .65%           .50%
California Insured Intermediate
 Municipal Fund (07/01/1997-
 03/22/1998)......................       .65%           .50%
Florida Insured Municipal Fund
 (07/01/1997-03/22/1998)..........       .60%           .45%
                                                    FEES ON NET
                                     FEES ON NET  ASSETS EXCEEDING
                                       ASSETS       $100 MILLION   FEES ON NET
                                      EQUAL TO      AND EQUAL TO      ASSETS
                                    OR LESS THAN    OR LESS THAN    EXCEEDING
                                    $100 MILLION    $200 MILLION   $200 MILLION
                                    ------------- ---------------- ------------
Growth Fund (03/23/1998-
 06/30/1998)......................      1.10%          1.05%          1.025%
Growth Fund (07/01/1997-
 03/22/1998)......................       .95%           .90%           .875%
                                                    FEES ON NET
                                     FEES ON NET  ASSETS EXCEEDING
                                       ASSETS       $50 MILLION    FEES ON NET
                                      EQUAL TO      AND EQUAL TO      ASSETS
                                    OR LESS THAN    OR LESS THAN    EXCEEDING
                                     $50 MILLION    $125 MILLION   $125 MILLION
                                    ------------- ---------------- ------------
International Growth Fund
 (03/23/1998-06/30/1998)..........      1.10%          1.00%            .80%
International Growth Fund
 (07/01/1997-03/22/1998)..........       .95%           .85%            .65%
                                                    FEES ON NET
                                     FEES ON NET  ASSETS EXCEEDING
                                       ASSETS       $100 MILLION   FEES ON NET
                                      EQUAL TO      AND EQUAL TO      ASSETS
                                    OR LESS THAN    OR LESS THAN    EXCEEDING
                                    $100 MILLION    $500 MILLION   $500 MILLION
                                    ------------- ---------------- ------------
Emerging Growth Fund (03/23/1998-
 06/30/1998)......................      1.05%          1.00%            .90%
Emerging Growth Fund (07/01/1997-
 03/22/1998)......................       .90%           .85%            .75%
                                       FEES ON
                                    AVERAGE DAILY
                                     NET ASSETS
                                    -------------
Target Maturity 2002 Fund.........       .25%

As investment advisor of the Portfolios, WM Advisors provides its proprietary asset allocation services to the Portfolios, formulates the Portfolios' invest-ment policies, analyzes economic and market trends, exercises investment dis-cretion over the assets of the Portfolios and monitors the allocation of each Portfolio's assets and each Portfolio's performance. For its investment advi-sory services to the Portfolios, WM Advisors is entitled to a monthly fee, at an annual rate of 0.15% of each Portfolio's average daily net assets. WM Share-holder Services, Inc., an indirect wholly-owned subsidiary of Washington Mutu-al, serves as administrator to the Portfolios and is entitled to a monthly fee of 0.50% of average daily net assets of each Portfolio. Prior to March 23, 1998, Sierra Fund Administration Corporation served as administrator to the Portfolios for the same fee.

WM GROUP OF FUNDS

The Advisor has agreed to waive a portion of its management fees and reimburse expenses for the year ended June 30, 1998. Fees waived and expenses absorbed by the Advisor for the year ended June 30, 1998 are as follows:

NAME OF FUND                                      FEES WAIVED EXPENSES ABSORBED
------------                                      ----------- -----------------
California Money Fund............................  $ 70,002        $ --
Target Maturity 2002 Fund........................    33,075         17,651
Short Term High Quality Bond Fund................   133,982          --
California Municipal Fund........................   656,426          --
California Insured Intermediate Municipal Fund...   246,808          --
Florida Insured Municipal Fund...................   140,651            396
Emerging Growth Fund.............................     3,472          --
International Growth Fund........................     --            29,113
Strategic Growth Portfolio.......................    86,276          1,754
Conservative Growth Portfolio....................   116,516         19,099
Balanced Portfolio...............................   107,755         11,970
Flexible Income Portfolio........................    35,116         13,939
Income Portfolio.................................    34,864         11,403

As of March 23, 1998, WM Shareholder Services, Inc. (the "Transfer Agent") serves as the transfer and shareholder servicing agent of the Funds. Share-holder servicing fees were paid to the Transfer Agent for services incidental to issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing distributions and reports. The authorized monthly shareholder ser-vicing fees per shareholder account are as follows:

NAME OF FUND                                                 CLASS A CLASS B & S
------------                                                 ------- -----------
The Money Market Funds......................................  $1.85     $1.95
The Fixed Income Funds and Portfolios.......................   1.45      1.55
The Equity Funds and Portfolios.............................   1.25      1.35

Prior to March 23, 1998, Sierra Fund Administration Corporation, an indirect wholly-owned subsidiary of GWFC, paid transfer agent fees from its administra-tion fee and did not charge the Funds or Portfolios a separate transfer agent fee.

Custodian fees for certain Funds have been reduced by credits allowed by the custodian for uninvested cash balances. These Funds could have invested this cash in income producing investments.

                                                                CREDITS ALLOWED
NAME OF FUND                                                    BY THE CUSTODIAN
------------                                                    ----------------
California Money Fund..........................................     $ 1,759
Target Maturity 2002 Fund......................................       2,162
Short Term High Quality Bond Fund..............................         428
California Municipal Fund......................................      13,157
California Insured Intermediate Municipal Fund.................       3,433
Florida Insured Municipal Fund.................................       1,636
Growth Fund....................................................       6,149
Emerging Growth Fund...........................................       8,703
International Growth Fund......................................       1,024
Strategic Growth Portfolio.....................................          49
Conservative Growth Portfolio..................................       1,424
Balanced Portfolio.............................................         288
Flexible Income Portfolio......................................         250
Income Portfolio...............................................         212

WM GROUP OF FUNDS

4. TRUSTEES' FEES

On March 20, 1998, the board of trustees of the Trust and SAM combined with the board of trustees of the WM Group of Funds.

No director, officer or employee of Washington Mutual or its subsidiaries re-ceives any compensation from the Trust or SAM for serving as an officer or Trustee of the Trust or SAM. The Trust, together with other Trusts advised by WM Advisors, Inc., pays each Trustee who is not a director, officer or employee of Washington Mutual or its subsidiaries, $18,000 per annum plus $3,000 per board meeting attended in person and $1,000 per board meeting attended by tele-phone and reimbursement for travel and out-of-pocket expenses. The Chairman of each committee receives $500 per committee meeting attended.

Pursuant to an exemptive order granted by the Securities and Exchange Commis-sion (the "SEC"), the Trust's eligible Trustees may participate in a deferred compensation plan (the "Plan") which may be terminated at any time. Under the Plan, Trustees may elect to defer receipt of all or a portion of their fees which, in accordance with the Plan, are invested in mutual fund shares. Upon termination of the Plan, Trustees that have deferred compensation accounts un-der the Plan will be paid benefits no later than the time the payments would otherwise have been made without regard to such termination. All benefits pro-vided under these Plans are funded and any payments to Plan participants are paid solely out of the Trust's assets.

5. DISTRIBUTION PLANS

As of March 23, 1998 WM Funds Distributor, Inc. (the "Distributor"), a regis-tered broker-dealer and indirect wholly-owned subsidiary of Washington Mutual, serves as distributor for Class A, B and S shares of the Funds. Prior to March 23, 1998, WM Fund Services, Inc. ("WM Services"), formerly Sierra Investment Services Corporation, a registered investment company and broker-dealer, served as distributor. The Distributor and WM Services received $58,233 and $121,932, respectively, representing commissions (front-end sales charges) on Class A shares. In addition, the Distributor and WM Services received $653,684 and $1,497,900 respectively, representing CDSC fees from Class B and S shares. On May 1, 1998 Great Western Financial Securities Corporation ("GW Securities"), a registered broker-dealer, merged with WM Financial Services, Inc. ("WM Securi-ties"). GW Securities and WM Securities received $718,887 representing commis-sions on Class A shares. In addition, GW Securities and WM Securities received $654,594 representing CDSC fees from Class B and S shares.

Each of the Funds has adopted three distribution plans, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class A, Class B and Class S shares of the Fund (each, a "Rule 12b-1 Plan"), respectively. There are no 12b-1 Plans appli-cable to Class I shares of the Funds. Under the applicable Rule 12b-1 Plans, the Distributor receives a service fee at an annual rate of 0.25% of the aver-age daily net assets of each class. In addition, the Distributor is paid a fee as compensation in connection with the offering and sale of Class B and Class S shares at an annual rate of 0.75% of the average daily net assets of such shares. These fees may be used to cover the expenses of the Distributor primar-ily intended to result in the sale of such shares, including payments to the Distributor's representatives or others for selling shares. Because the Dis-tributor may retain any amount of its fee that is not so expended, the Rule 12b-1 Plans are characterized by the SEC as "compensation-type" plans. The service fee is paid by the Fund to the Distributor, which in turn pays a por-tion of the service fee to broker/dealers that provide services, such as ac-cepting telephone inquiries and transaction requests and processing correspon-dences, new account applications and subsequent purchases by check for the shareholders. Under their terms, each of the Class A Plan, Class B Plan and Class S Plan shall remain in effect from year to year, provided such continu-ance is approved annually by vote of the Board of Trustees, including a major-ity of those Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operations of such distribution plans, or any agreements related to such plans, respectively.

Each of the Portfolios has adopted two distribution plans, pursuant to Rule 12b-1 under the 1940 Act, one for the Class A shares ("Class A Plan") and one for the Class B shares ("Class B Plan"). Under the Class A and Class B Plans, the Distributor is to be paid a shareholder service fee at an annual rate of 0.25% of the average daily net assets of each Classes shares. In addition, un-der the Class B Plan, the Distributor is to be paid an annual distribution fee of up to 0.75% of the average daily net assets of the Class B shares of each Portfolio for activities primarily intended to result in the sale of Class B shares of the Portfolios.

WM GROUP OF FUNDS

6. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, exclud-ing U.S. Government and short-term investments, for the year ended June 30, 1998 were as follows:

NAME OF FUND                                           PURCHASES      SALES
------------                                          ------------ ------------
Short Term High Quality Bond Fund.................... $ 14,767,138 $  5,769,269
California Municipal Fund............................  292,575,205  308,270,723
California Insured Intermediate Municipal Fund.......   16,034,784   18,050,320
Florida Insured Municipal Fund.......................   12,976,232   18,141,360
Growth Fund..........................................  412,382,409  450,527,668
Emerging Growth Fund.................................  251,779,944  354,574,742
International Growth Fund............................  180,506,631  167,422,189
Strategic Growth Portfolio...........................   30,848,728   13,800,963
Conservative Growth Portfolio........................   80,231,780  100,422,941
Balanced Portfolio...................................   65,747,729   61,614,137
Flexible Income Portfolio............................    4,184,929    8,175,908
Income Portfolio.....................................    2,114,398    8,631,385

The aggregate cost of purchases and proceeds from sales of U.S. Government se-curities, excluding short-term investments, for the year ended June 30, 1998 were as follows:

NAME OF FUND                                             PURCHASES     SALES
------------                                             ---------- -----------
Target Maturity 2002 Fund............................... $    --    $   423,873
Short Term High Quality Bond Fund.......................  4,739,008  10,059,750

At June 30, 1998, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                                       TAX BASIS    TAX BASIS
                                                       UNREALIZED   UNREALIZED
NAME OF FUND                                          APPRECIATION DEPRECIATION
------------                                          ------------ ------------
Target Maturity 2002 Fund............................ $    93,982  $      --
Short Term High Quality Bond Fund....................     226,708       61,742
California Municipal Fund............................  24,568,310       71,631
California Insured Intermediate Municipal Fund.......   3,484,013        2,140
Florida Insured Municipal Fund.......................   1,912,258       18,413
Growth Fund..........................................  68,702,120    2,396,952
Emerging Growth Fund.................................  42,431,740   15,600,680
International Growth Fund............................  14,431,856   15,266,899
Strategic Growth Portfolio...........................   5,534,381      923,902
Conservative Growth Portfolio........................  18,165,920    1,588,254
Balanced Portfolio...................................  11,741,205    1,821,823
Flexible Income Portfolio............................     257,114        9,099
Income Portfolio.....................................     323,025        9,495

7. SHARES OF BENEFICIAL INTEREST

Each of the Trust and SAM may issue an unlimited number of shares of beneficial interest, each without par value.

As of June 30, 1998, WM Shareholder Services, Inc. owned greater than five per-cent of the respective share classes:

                                              NUMBER OF      PERCENTAGE OF
                                             FUND SHARES   TOTAL FUND SHARES
                                           --------------- -------------------
NAME OF FUND                               CLASS S CLASS I CLASS S    CLASS I
------------                               ------- ------- --------   --------
California Money Fund....................    589    1,060    100.00%    100.00%
California Municipal Fund................    160      105     23.66     100.00
California Insured Intermediate Municipal
 Fund....................................    162      105    100.00     100.00
Florida Insured Municipal Fund...........    167      114    100.00     100.00

WM GROUP OF FUNDS

8. ORGANIZATION COSTS

Expenses incurred in connection with the organization of the Funds, including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations, are being amortized on a straight-line basis over a period of five years from commencement of operations of each Fund, respectively. In the event any of the initial shares of a Fund are redeemed by any holder thereof during the amortization period, the proceeds of such redemptions will be reduced by an amount equal to the pro-rata portion of unamortized deferred organizational expenses in the same proportion as the number of shares being redeemed bears to the number of initial shares of such Fund outstanding at the time of such redemption.

9. CAPITAL LOSS CARRYFORWARDS

At June 30 1998, the following Funds had available for Federal income tax pur-poses unused capital losses as follows:

                         EXPIRING EXPIRING EXPIRING EXPIRING  EXPIRING  EXPIRING EXPIRING
NAME OF FUND             IN 2000  IN 2001  IN 2002  IN 2003   IN 2004   IN 2005  IN 2006
------------             -------- -------- -------- -------- ---------- -------- --------
California Money Fund...  $7,635   $5,715   $7,549  $  1,294 $   18,781 $    --  $   --
Short Term High Quality
 Bond Fund..............     --       --       --    206,653    672,111  773,684  54,561
Florida Insured
 Municipal Fund.........     --       --       --    783,315  1,462,695      --      --
Income Portfolio........     --       --       --        --         --       --    2,904

10. GEOGRAPHIC AND INDUSTRY CONCENTRATION AND RISK FACTORS

There are certain risks arising from the California Money, California Municipal and California Insured Intermediate Municipal Funds' investments in California municipal securities. The California Money, California Municipal and California Insured Intermediate Municipal Funds' are more susceptible to factors adversely affecting issuers of California municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent. Uncertain economic conditions or governmental developments may affect the ability of Cal-ifornia municipal securities issuers to meet their financial obligations.

The Florida Insured Municipal Fund primarily invests in debt obligations issued by the State of Florida and its political subdivisions, agencies and public au-thorities to obtain funds for various public purposes. The Florida Insured Mu-nicipal Fund is more susceptible to factors adversely affecting issuers of Florida municipal securities than is a municipal bond fund that is not concen-trated in these issuers to the same extent. Uncertain economic conditions or governmental developments may affect the ability of Florida municipal securi-ties issuers to meet their financial obligations.

The Short Term High Quality Bond Fund and the Equity Funds invest in securities of foreign companies and foreign governments. There are additional certain risks involved in investing in foreign securities. These risks include those resulting from adverse political and economic developments and the possible im-position of currency exchange restrictions or other foreign laws or restric-tions.

Investing in the Underlying Funds through the Portfolios involves certain addi-tional expenses and tax results that would not be present in a direct invest-ment in the Underlying Funds. For example, under certain circumstances, an Un-derlying Fund may determine to make payment of a redemption request by a Port-folio wholly or partly by a distribution in kind of securities from its Portfo-lio, instead of cash, in accordance with the rules of the SEC. In such cases, the Portfolios may hold securities distributed by an Underlying Fund until the Advisor determines that it is appropriate to dispose of such securities.

Certain Underlying Funds may invest a portion of their assets in foreign secu-rities; enter into forward foreign currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures con-tracts, and options on such contracts; enter into interest rate swaps or pur-chase or sell interest rate caps or floors; engage in other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; engage in repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and engage in "delayed-delivery" transactions; and engage in various other investment practices, each with inherent risks.

The Strategic Growth Portfolio can invest as much as 50% of its total assets in the Growth Fund, 50% of its total assets in the Emerging Growth Fund and 25% of its total assets in the High Yield Fund, each of which may invest as much as 35% (100% in the case of the High Yield Fund) of its total assets in lower-rated bonds. Securities rated below investment grade generally involve greater price volatility and risk of principal and income and may be less liquid than higher rated securities.

WM GROUP OF FUNDS
Certain Portfolios may invest as much as 50% of their total assets in the Growth or Emerging Growth Funds, each of which may invest up to 25% of its to-tal assets in foreign equity securities and as much as 5% of its total assets in securities in developing or emerging markets countries. Certain Portfolios invest as much as 50% of their total assets in the International Growth Fund, which invests primarily in foreign equity securities, and may invest as much as 30% of its total assets in securities in developing or emerging market coun-tries. These investments will subject such Portfolios to risks associated with investing in foreign securities, including those resulting from adverse politi-cal and economic developments and the possible imposition of currency exchange restrictions or other foreign laws or restrictions.

The Officers and Trustees, the Advisor, the Distributor and Transfer Agent of the Portfolios serve in the same capacity for the Underlying Funds. Conflicts may arise as theses persons and companies seek to fulfill their fiduciary re-sponsibilities to both the Portfolios and the Underlying Funds.

From time to time, one or more of the Underlying Funds used for investment by a Portfolio may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios. These transactions will affect the Underlying Funds, since the Underlying Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio secu-rities and the Underlying Funds that receive additional cash will have to in-vest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transactions costs. The Advisor is committed to minimizing such impact on the Funds to the extent it is consistent with pursuing the in-vestment objectives of the Portfolios. The Advisor may nevertheless face con-flicts in fulfilling its responsibilities. The Advisor will, at all times, mon-itor the impact on the Funds of transactions by the Portfolios.

11. REORGANIZATION

On January 30, 1998, the Short Term High Quality Bond Fund acquired the assets and certain liabilities of the Short Term Global Government Fund, in a taxable exchange for shares of the Short Term High Quality Bond Fund, pursuant to a plan of reorganization approved by the Short Term Global Government Fund's shareholders. Total shares issued by, the value of the shares issued by, and the total net assets of the Short Term High Quality Bond Fund were 15,906,268, $37,061,604 and $14,588,984, respectively. The total net assets of the Short Term Global Government Fund were $37,061,604. The total net assets of the Short Term High Quality Bond Fund after the acquisition were $51,650,588.

 REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES AND SHAREHOLDERS OF WM TRUST II AND WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

In our opinion, the accompanying statements of assets and liabilities, includ-ing the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the nine funds constitut-ing the WM Trust II and five portfolios constituting WM Strategic Asset Manage-ment Portfolios, collectively the "Trusts", at June 30, 1998, and the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights of each of the funds and portfo-lios for the periods indicated, in conformity with generally accepted account-ing principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which re-quire that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall finan-cial statement presentation. We believe that our audits, which included confir-mation of securities at June 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 14, 1998

 TAX INFORMATION (UNAUDITED)
WM GROUP OF FUNDS

FISCAL YEAR ENDED JUNE 30, 1998 (UNAUDITED)

The following tax information represents fiscal year end disclosures of various tax benefits passed through to a shareholders at calendar year end.

The amount of long term capital gain paid as follows:

   NAME OF FUND
   ------------
   Target Maturity 2002 Fund....................................... $    26,467
   California Municipal Fund.......................................      25,467
   California Insured Intermediate Municipal Fund..................     433,971
   Growth Fund.....................................................  11,722,283
   Emerging Growth Fund............................................  13,145,812
   International Growth Fund.......................................   2,953,016
   Strategic Growth Portfolio......................................     186,327
   Conservative Growth Portfolio...................................   1,421,108
   Balanced Portfolio..............................................   1,173,078
   Flexible Income Portfolio.......................................     252,189

Of the distributions made from investment income the following percentages are tax exempt for regular Federal income tax purposes.

   NAME OF FUND
   ------------
   California Money Fund................................................ 100.00%
   California Municipal Fund............................................  99.95%
   California Insured Intermediate Municipal Fund.......................  99.64%
   Florida Insured Municipal Fund.......................................  99.20%

A portion of this income may be subject to alternative minimum tax.

Of the distributions made by the following Funds the corresponding percentages represent the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders.

   NAME OF FUND
   ------------
   International Growth Fund.............................................  2.85%
   Strategic Growth Portfolio............................................ 12.02%
   Conservative Growth Portfolio.........................................  8.86%
   Balanced Portfolio....................................................  8.02%
   Flexible Income Portfolio.............................................  4.89%

The above figures may differ from those cited elsewhere in this report due to differences in the calculations of income and capital gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purpos-es.

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

SHAREHOLDER VOTES

WM TRUST II

1. The shareholders of each Fund elected the following thirteen trustees on De-cember 23, 1997:

                                                                       SHARES
                                                           SHARES    WITHHOLDING
                                                            VOTED     AUTHORITY
                                                            "FOR"      TO VOTE
                                                         ----------- -----------
   Arthur H. Bernstein, Esq............................. 237,149,832 34,790,295
   David E. Anderson.................................... 237,652,027 94,288,100
   Edmund R. Davis, Esq................................. 237,663,171 34,276,957
   John W. English...................................... 237,774,306 34,165,821
   Alfred E. Osborne, Jr., Ph.D......................... 237,694,942 34,245,186
   Wayne L. Attwood, M.D................................ 237,372,719 34,567,409
   Kristianne Blake..................................... 237,292,971 34,647,157
   Anne V. Farrell...................................... 237,356,999 34,583,128
   Michael K. Murphy.................................... 237,367,195 34,572,932
   William G. Papesh.................................... 237,286,858 34,653,269
   Daniel L. Pavelich................................... 236,675,357 35,264,770
   Jay Rockey........................................... 237,051,649 34,888,478
   Richard C. Yancey.................................... 237,423,574 34,516,554

2. The shareholders of each Fund approved a new investment management agreement between the Trust, on behalf of each Fund, and WM Advisors, Inc. on December 23, 1997, except for shareholders of California Money Fund, Short Term High Quality Bond Fund, California Municipal Fund, Emerging Growth Fund, and Tar-get Maturity 2002 Fund who approved the proposal on January 9, 1998:

                                                  SHARES    SHARES
                                                  VOTED      VOTED
                                                  "FOR"    "AGAINST" ABSTAINED
                                                ---------- --------- ---------
   California Money Fund....................... 17,072,684  792,631  2,805,224
   Short Term High Quality Bond Fund...........  3,471,427  129,760    295,773
   California Municipal Fund................... 15,925,602  537,615  1,695,580
   Florida Insured Municipal Fund..............  1,204,340    8,047     50,999
   California Insured Intermediate Municipal
    Fund.......................................  2,736,964   82,308    122,442
   Growth Fund.................................  9,262,022  244,723    643,880
   Emerging Growth Fund........................  6,313,262  164,403    370,288
   International Growth Fund...................  8,705,234  249,323    642,464
   Target Maturity 2002 Fund...................    113,861        0      7,635

3. The shareholders of each Fund approved a proposal to authorize the Board of Trustees to replace or appoint investment Sub-Advisors for each Fund of the trust without seeking shareholder approval on December 23, 1997, except for shareholders of California Money Fund, Short Term High Quality Bond Fund, California Municipal Fund, Emerging Growth Fund, and Target Maturity 2002 Fund who approved the proposal on January 9, 1998:

                                                  SHARES    SHARES
                                                  VOTED      VOTED
                                                  "FOR"    "AGAINST" ABSTAINED
                                                ---------- --------- ---------
   California Money Fund....................... 15,990,794 1,806,786 2,872,959
   Short Term High Quality Bond Fund...........  3,324,861   234,505   308,567
   California Municipal Fund................... 14,813,767 1,453,033 1,736,435
   Florida Insured Municipal Fund..............  1,152,262    31,211    69,636
   California Insured Intermediate Municipal
    Fund.......................................  2,623,171   167,569   123,083
   Growth Fund.................................  8,173,127   940,911   701,977
   Emerging Growth Fund........................  5,876,835   501,409   389,702
   International Growth Fund...................  7,912,255   793,693   693,504
   Target Maturity 2002 Fund...................    105,525     8,916     6,655

SHAREHOLDER VOTES
WM TRUST II (CONTINUED)

4. The shareholders of the Growth Fund approved a proposal, on December 23, 1997, for a new Investment Sub-Advisory Agreement for the Growth Fund be-tween Composite Research & Management Co. and Janus Capital Corporation.

                        AGAINST OR
      FOR                WITHHELD                      ABSTAINED                       TOTAL*
      ---               ----------                     ---------                     ----------
   9,169,206             332,818                        802,569                      10,304,593

5. The shareholders of the Emerging Growth Fund approved a proposal, on January 9, 1998, for a new Investment Sub-Advisory Agreement for the Emerging Growth Fund between Composite Research & Management Co. and Janus Capital Corpora-tion.

                         AGAINST OR
      FOR                 WITHHELD                        ABSTAINED                        TOTAL*
      ---                ----------                       ---------                       ---------
   6,219,765              218,189                          389,674                        6,827,628

6. The shareholders of the International Growth Fund approved a proposal, on December 23, 1997, for a new Investment Sub-Advisory Agreement for the In-ternational Growth Fund between Composite Research & Management Co. and Warburg Pincus Management, Inc.

                         AGAINST OR
      FOR                 WITHHELD                        ABSTAINED                        TOTAL*
      ---                ----------                       ---------                       ---------
   8,467,120              364,713                          744,342                        9,576,174

7. The shareholders of the California Municipal Fund approved a proposal, on January 9, 1998, for a new Investment Sub-Advisory Agreement for the Cali-fornia Municipal Fund between Composite Research & Management Co. and Van Kampen American Capital Management, Inc.

                         AGAINST OR
      FOR                 WITHHELD                      ABSTAINED                       TOTAL*
      ---                ----------                     ---------                     ----------
   15,553,324             667,316                       1,782,595                     18,003,235

8. The shareholders of the Florida Insured Municipal Fund approved a proposal, on December 23, 1997, for a new Investment Sub-Advisory Agreement for the Florida Insured Municipal Fund between Composite Research & Management Co. and Van Kampen American Capital Management, Inc.

                         AGAINST OR
      FOR                 WITHHELD                        ABSTAINED                        TOTAL*
      ---                ----------                       ---------                       ---------
   1,187,796               11,172                          54,142                         1,253,110

9. The shareholders of the California Insured Intermediate Municipal Fund ap-proved a proposal, on December 23, 1997, for a new Investment Sub-Advisor for the California Insured Intermediate Municipal Fund between Composite Re-search & Management Co. and Van Kampen American Capital Management, Inc.

                         AGAINST OR
      FOR                 WITHHELD                        ABSTAINED                        TOTAL*
      ---                ----------                       ---------                       ---------
   2,695,266               83,001                          135,555                        2,913,823

10. The shareholders of the Short Term Global Government Fund and the Short Term High Quality Bond Fund approved a proposal, on January 9, 1998, for an Agreement and Plan of Reorganization providing for the reorganization of the Short Term Global Government Fund with and into the Short Term High Quality Bond Fund.

                        AGAINST OR
      FOR                WITHHELD                      ABSTAINED                       TOTAL*
      ---               ----------                     ---------                     ----------
   9,856,441             342,360                        708,057                      10,906,858

-------------
* Votes for, against or withheld and abstained may not add up to the total due to rounding of fractional shares.

SHAREHOLDER VOTES
WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

1. The shareholders of each Portfolio elected the following thirteen trustees on January 9, 1998.

                                                                       SHARES
                                                            SHARES   WITHHOLDING
                                                            VOTED     AUTHORITY
                                                            "FOR"      TO VOTE
                                                          ---------- -----------
   Arthur H. Bernstein, Esq.............................. 29,551,690   932,076
   David E. Anderson..................................... 29,588,830   894,935
   Edmund R. Davis, Esq.................................. 29,565,096   918,889
   John W. English....................................... 29,592,322   891,444
   Alfred E. Osborne, Jr., Ph.D.......................... 29,578,370   905,396
   Wayne L. Attwood, M.D................................. 29,543,141   940,624
   Kristianne Blake...................................... 29,541,914   941,852
   Anne V. Farrell....................................... 29,568,546   915,220
   Michael K. Murphy..................................... 29,573,986   909,779
   William G. Papesh..................................... 29,581,139   902,627
   Daniel L. Pavelich.................................... 29,579,683   904,062
   Jay Rockey............................................ 29,526,990   956,776
   Richard C. Yancey..................................... 29,518,449   965,317

2. The shareholders of the Income Portfolio and the Value Portfolio voted on December 23, 1997, to approve a new investment management agreement between the Trust and WM Advisors, Inc. and the shareholders of the Balanced Portfo-lio, the Growth Portfolio and the Capital Growth Portfolio voted to approve a new investment management agreement between the Trust and WM Advisors, Inc. on January 9, 1998.

                                                    SHARES    SHARES
                                                    VOTED      VOTED
                                                    "FOR"    "AGAINST" ABSTAINED
                                                  ---------- --------- ---------
   Income Portfolio..............................    712,925    7,681   134,076
   Value Portfolio...............................    822,441    2,178    20,991
   Balanced Portfolio............................ 10,403,193  199,062   610,874
   Growth Portfolio.............................. 13,278,974  243,524   806,048
   Capital Growth Portfolio......................  2,453,829   36,839    97,242

This Annual Report is published for the general information of the shareholders of WM Group of Funds. It is authorized for distribution to prospective investors only when preceded or accompanied by a current WM Group of Funds prospectus. A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

The WM Group of Funds are not insured by the FDIC. They are not deposits or obligations of, nor are they guaranteed by any bank. These securities are subject to investment risks, including possible loss of principal amount invested.

Distributed by
WM Funds Distributor, Inc.
Member NASD


[LOGO OF WM GROUP OF FUNDS APPEARS HERE]                    Bulk Rate
P.O. Box 5118                                               U.S. Postage
Westborough, MA 01581-5118                                  P A I D
                                                            Los Angeles, CA
                                                            Permit #30835

This Annual Report is published for the general information of the shareholders of the WM Group of Funds. It is authorized for distribution to prospective investors only when preceded or accompanied by a current WM Group of Funds prospectus. A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

The WM Group of Funds are not insured by the FDIC. They are not deposits or obligations of, nor are they guaranteed by any bank. These securities are subject to investment risks, including possible loss of principal amount invested.

Distributed by
WM Funds Distributor, Inc.
Member NASD

                       [STAMP OF BULK RATE APPEARS HERE]